EXHIBIT 1

                       RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                           Company,

                               RESIDENTIAL FUNDING CORPORATION,
                                       Master Servicer,

                                             and
                               BANK ONE, NATIONAL ASSOCIATION,
                                           Trustee

                                      SERIES SUPPLEMENT,
                                Dated as of September 1, 2000,

                                              TO

                                      STANDARD TERMS OF
                               POOLING AND SERVICING AGREEMENT

                                Dated as of September 1, 2000

                              Mortgage Pass-Through Certificates

                                       Series 2000-S12




                                TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01  Definitions............................................................3
        Section 1.02  Use of Words and Phrases..............................................11

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01  Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms)
                       .....................................................................12
        Section 2.02  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)
                       .....................................................................12
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................12
        Section 2.04  Representations and Warranties of Sellers. (See Section 2.04 of the Standard
                      Terms)
                        ........................................................... ........14
        Section 2.05  Execution and Authentication of Certificates. ........................14
        Section 2.06  Negative Covenants of the Trust Fund..................................15

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01  Certificate Account.  (See Section 4.01 of the Standard Terms)
                       .....................................................................17
        Section 4.02  Distributions.........................................................17
        Section 4.03  Statements to Certificateholders.  (See Section 4.03 of the Standard Terms
                      and Exhibit Three attached hereto)
                       .....................................................................25
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                      Master Servicer. (See Section 4.04 of the Standard Terms)
                       .....................................................................25
        Section 4.05  Allocation of Realized Losses.........................................25






        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                      Section 4.06 of the Standard Terms)
                       .....................................................................27
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                      Standard Terms)
                       .....................................................................27

                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.02  Registration of Transfer and Exchange of Certificates (See the Standard
                      Terms for Section 5.02(a) through (h))................................28

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

                                         ARTICLE VII

                                           DEFAULT

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                                          ARTICLE IX

                                         TERMINATION

                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01 REMIC Administration.  (See Section 10.01 of the Standard Terms)
                       .....................................................................33
        Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                      Section 10.02 of the  Standard Terms)
                        .....................................................................33
        Section 10.03 Designation of REMIC(s)...............................................33
        Section 10.04 Distributions on the Uncertificated REMIC Regular Interests...........33
        Section 10.05 Compliance with Withholding Requirements..............................34

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01 Amendment.  (See Section 11.01 of the Standard Terms)
                       .....................................................................35






        Section 11.02 Recordation of Agreement.  Counterparts.  (See Section 11.02 of the Standard
                       Terms)
                       .....................................................................35
        Section 11.03 Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                      Standard Terms)
                       .....................................................................35
        Section 11.04 Governing Laws.  (See Section 11.04 of the Standard Terms)
                       .....................................................................35
        Section 11.05 Notices...............................................................35
        Section 11.06 Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of
                       the Standard Terms)
                       .....................................................................36
        Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)
                       .....................................................................36
        Section 11.08 Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                      Standard Terms)
                       .....................................................................36
        Section 11.09 Allocation of Voting Rights...........................................36
        Section 11.10 No Petition...........................................................36

                                         ARTICLE XII

                                          [RESERVED]

EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement dated as of September 1, 2000

        This is a Series Supplement, dated as of September 1, 2000 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of September 1, 2000 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANK ONE, NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                                Initial
                              Certificate
              Pass-Through     Principal                           Maturity       Standard &      Minimum
Designation       Rate          Balance         Features1            Date        Poor's/Fitch Denominations2

Class A-1        7.25%      $ 137,000,000.00Senior/Fixed Rate  September 25, 2015  AAA/AAA        $25,000
Class A-2        7.25%      $  22,955,680.00Senior/Fixed Rate  September 25, 2015  AAA/AAA        $25,000
                            $  39,900,000.00Senior/Prepayment
Class A-3        7.25%                      Lockout/Fixed Rate September 25, 2015  AAA/AAA        $25,000
                                             Senior/Principal
Class A-P        0.00%      $     548,754.81       Only        September 25, 2015  AAA/AAA        $25,000
                                 Senior/Variable
Class A-V    Variable Rate  $                     Strip        September 25, 2015  AAA/AAA          20%
Class R          7.25%      $                Senior/Residual   September 25, 2015  AAA/AAA          20%
Class M-1        7.25%      $     1,738,200.00  Mezzanine      September 25, 2015   N/A/AA        $25,000
Class M-2        7.25%      $         715,700.00Mezzanine      September 25, 2015   N/A/A        $250,000
Class M-3        7.25%      $        715,700.00 Mezzanine      September 25, 2015  N/A/BBB       $250,000
Class B-1        7.25%      $         409,000.0Subordinate     September 25, 2015   N/A/BB       $250,000
Class B-2        7.25%      $         204,500.0Subordinate     September 25, 2015   N/A/B        $250,000
Class B-3        7.25%      $         306,788.9Subordinate     September 25, 2015    N/A         $250,000


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $204,494,423.76.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

___________________________
     1 The Class A-1, A-2, A-3 and Class M Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class R and Class B Certificates shall be delivered to the holders thereof in physical form.
     2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000. The Class R Certificates and Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                                    ARTICLE I

                                   DEFINITIONS


        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2000-S12" and which must be an Eligible Account.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  September 28, 2000.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 2000-S12.

        Cut-off Date: September 1, 2000.

        Discount Net Mortgage Rate: 7.25% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Monthly Payment Fund: $14,137 representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending in October 2000, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund".

        Initial Notional Amount: With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 0.85%                    Class B-1: 0.20%
        Class M-2: 0.35%                    Class B-2: 0.10%
        Class M-3: 0.35%                    Class B-3: 0.15%

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in October 2005 will be 0%. The Lockout Prepayment Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.

     Maturity Date: September 25, 2015, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:
        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b) the street address of the Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) including state and zip code ("ADDRESS");
        (c)  the  maturity  of the  Mortgage  Note  ("MATURITY  DATE");

          (d)  the Mortgage Rate ("ORIG RATE");

          (e)  the Subservicer pass-through rate ("CURR NET");

          (f)  the Net Mortgage Rate ("NET MTG RT");

          (g)  the Pool Strip Rate ("STRIP");

          (h) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

        (i)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (j)    the Loan-to-Value Ratio at origination ("LTV");
        (k)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV FEE")
               and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (l)    a  code  "T,"  "BT"  or  "CT"  under  the  column  "LN  FEATURE,"
               indicating that the Mortgage Loan is secured by a second or vacation residence; and
        (m) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-V and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut- off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass- Through Rate is equal to 0.5259% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass- Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: A prepayment assumption of 225% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in October 2005 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of

               Subordinate   Certificates  then  outstanding  with  the  Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each
        Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Lockout Certificates:  The Class A-3 Certificates.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as Related Classes of Certificates to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        Senior Certificate: Any one of the Class A or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D respectively.

        Senior Interest Distribution Amount: The aggregate amount of Accrued Certificate Interest to be distributed to the holders of the Class A Certificates and Class R Certificates for that distribution date, including the Accrual Distribution Amount.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series
Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,044,944 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut- off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 26.6% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all
Principal   Prepayments  in  Full  and  Curtailments  received  in  the  related
Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the aggregate Stated Principal Balance of the related Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 10.04(a).

        Uncertificated REMIC Regular Interests: The 503 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 7.25%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

          Section 2.02 Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) No  Mortgage  Loan is 30 or more  days  Delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (ii) The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                      (iii) The Mortgage Loans are fully-amortizing,  fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

                      (iv) To the best of the Company's knowledge, if a Mortgage
               Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. One Pledged Asset Mortgage Loan representing approximately 0.04% of the aggregate principal balance of the mortgage loans will be secured by Pledged Assets in addition to the related mortgaged property and in lieu of any primary mortgage insurance. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                      (v) The  issuers of the  Primary  Insurance  Policies  are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                      (vi) No more than 0.7% of the Mortgage  Loans by aggregate
               Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                      (vii) The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

                      (viii) Immediately prior to the assignment of the Mortgage
               Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                    (ix) 7.67% of the Mortgage Loans were  underwritten  under a reduced loan documentation program;

                      (x) Each  Mortgagor  represented  in its loan  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

                    (xi) None of the Mortgage Loans are Buydown Mortgage Loans;

                      (xii) Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury Regulations
               Section 1.860G-2(a)(1);

                      (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

                      (xiv)  0.32% of the Mortgage Loans are Cooperative Loans;

                      (xv) With respect to any Mortgage Loan originated  under a
               "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged

               Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan- to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

                    (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                    (xvii) Ten of the  Mortgage  Loans  contains  in the related
               Mortgage File a Destroyed Mortgage Note; and

                    (xviii)0.4%  of the Mortgage  Loans are Pledged  Asset Loans and none of the Mortgage Loans are Additional Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04 Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

        Section 2.05  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        Section 2.06  Negative Covenants of the Trust Fund

        Except as otherwise expressly permitted by this Agreement, the Trust Fund shall not:

     (a) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund;

     (b) dissolve or liquidate in whole or in part;

        (c) engage, directly or indirectly, in any business other than that arising out of the issue of the Certificates, and the actions contemplated or required to be performed under this Agreement;

     (d) incur, create or assume any indebtedness for borrowed money;

     (e) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

        (g)    merge, convert or consolidate with any other Person.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                              (See Article III of
                              the Standard Terms)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01 Certificate Account. (See Section 4.01 of the Standard Terms)

        Section 4.02  Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                      (i) to the Senior  Certificates  (other than the Principal
               Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                      (ii) (X) to the  Class  A-P  Certificates,  the  Class A-P
               Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the  Senior  Certificates  (other  than  the
               Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A) the  Senior  Percentage  for such  Distribution
                      Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the
                             Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                             Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                             Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with
                             Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                             (B) with respect to each  Mortgage Loan for which a
                      Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                             (C) the Senior Accelerated  Distribution Percentage
                      for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
                      Loan);

                        (D) any Excess Subordinate Principal Amount for such Distribution Date; and

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

                      (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                      (iv) to the  Holders  of the Class M-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the  Holders  of the  Class  M-1  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),

               (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (vi) to the  Holders  of the Class M-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the  Holders  of the Class M-2  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (viii) to the Holders of the Class M-3  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the  Holders  of the  Class M-3  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (x) to the  Holders  of the  Class B-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the  Holders  of the  Class B-1  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xii) to the  Holders of the Class B-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the  Holders of the Class B-2  Certificates,  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiv) to the  Holders  of the Class B-3  Certificates,  an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

                      (xv) to the  Holders  of the  Class B-3  Certificates,  an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                      (xvi) to the  Senior  Certificates,  in the  priority  set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                    (xvii) to the Class R Certificates,  the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable

Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                      (ii) the Senior  Principal  Distribution  Amount  shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iii) the balance of Senior Principal  Distribution Amount remaining after the  distributions,  if any,  described in clause
               (ii) above shall be distributed to the Prepayment Lockout Certificates in reduction of the Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                                    (A) the Prepayment Lockout Certificates' pro
                             rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(A), (B) and (E) of
                             Section 4.02(a) (without application of the Senior Percentage and Senior Accelerated Distribution Percentage); and

                                    (B) the Lockout Prepayment Percentage of the
                             Prepayment Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(C) of Section 4.02(a) (without application of the Senior Accelerated Distribution Percentage);

                      provided that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Prepayment Lockout Certificates pursuant to this clause (iii) shall be reduced by an amount equal to the Prepayment Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

                      (iv) the  balance  of the  Senior  Principal  Distribution
               Amount  remaining  after the  distributions  described in clauses
               (ii) and (iii) above shall be distributed first, to the Class A-1 Certificates; and then to the Class A-2 Certificates; in each case until the Certificate Principal Balance thereof has been reduced to zero; and

                      (v) the balance of the Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (ii) through (iv) above shall be distributed to the Prepayment Lockout Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

               (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

               (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates in each case as described herein.

               (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and the assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (f) Each  distribution  with respect to a Book-Entry  Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

               (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03 Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

     Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

        Section 4.05  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related

Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.


     Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

     Section 4.07 Optional  Purchase of Defaulted  Mortgage Loans.  (See Section
          4.07 of the Standard Terms)

                                    ARTICLE V

                                THE CERTIFICATES
                      (See Article V of the Standard Terms)


        Section 5.02 Registration of Transfer and Exchange of Certificates (See the Standard Terms for Section 5.02(a) through (h))

        (i) The provisions contained in Section 5.02(e) shall no longer apply to the Class M Certificates if the Company or the Master Servicer delivers to the Trustee an Officers' Certificate stating that amendments proposed by the United States Department of Labor (the "DOL") to be made to Prohibited Transaction Exemption 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997) and similar exemptions have been published in final form substantially as proposed in the DOL Exemption Application No. D-10809, 65 Fed. Reg. 51454 (August 23, 2000). If such Officers' Certificate is delivered to the Trustee, the Trustee, the Company and the Master Servicer are authorized to take any action reasonably necessary to give effect thereto, including but not limited to removing the restrictive legend from applicable Certificates and amending the letter of representation submitted to the Depository in connection with the registration of the Class M Certificates.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
                     (See Article VI of the Standard Terms)

                                   ARTICLE VII

                                     DEFAULT
                     (See Article VII of the Standard Terms)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (See Article VIII of the Standard Terms)

                                   ARTICLE IX

                                   TERMINATION
                     (See Article IX of the Standard Terms)

                                    ARTICLE X

                                REMIC PROVISIONS

          Section 10.01 REMIC Administration. (See Section 10.01 of the Standard Terms)

          Section  10.02  Master  Servicer;   REMIC  Administrator  and  Trustee
               Indemnification. (See Section 10.02 of the Standard Terms)

          Section 10.03 Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

          Section 10.04 Distributions on the Uncertificated REMIC Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.05 Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

          Section 11.01 Amendment. (See Section 11.01 of the Standard Terms)

          Section 11.02  Recordation  of Agreement.  Counterparts.  (See Section
               11.02 of the Standard Terms)

          Section 11.03 Limitation on Rights of Certificateholders. (See Section
               11.03 of the Standard Terms)

          Section 11.04  Governing  Laws.  (See  Section  11.04 of the  Standard
               Terms)

          Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


           Recipient                                        Address
                                 8400 Normandale Lake Boulevard
                                 Suite 600, Minneapolis, Minnesota  55437,
Company                          Attention:  President
                                 10 Universal City Plaza, Suite 2100
                                 Universal City, California 91608,
Master Servicer                  Attention:  Managing Director/Master Servicing
                                 Corporate Trust Office
                                 The Trustee  designates its offices  located at
                                 14 Wall  Street,  8th Floor New York,  New York
                                 10005, for the purposes of Section 8.12
Trustee                          of the Standard Terms
                                 One State Street Plaza
Fitch                            New York, New York 10004
                                 55 Water Street
Standard & Poor's                New York, New York 10041



Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06 Required Notices to Rating Agency and Subservicer.  (See
               Section 11.06 of the Standard Terms)

          Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

          Section  11.08  Supplemental  Provisions  for  Resecuritization.  (See
               Section 11.08 of the Standard Terms)

          Section 11.09 Allocation of Voting Rights.

        98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests, and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.

        Section 11.10 No Petition.

        The Depositor, Master Servicer and the Trustee, by entering into this Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations with respect to the Certificates or this Agreement.

                                   ARTICLE XII

                                   [RESERVED]

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL FUNDING MORTGAGE
                                                        SECURITIES I, INC.

Attest:                                         By:
        ---------------------------------------
        Name:  Lisa Lundsten                            Name:  Randy Van Zee
        Title:   Vice President                         Title:    Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        ---------------------------------------
        Name:  Randy Van Zee                     Name:  Lisa Lundsten
        Title:   Director                        Title:    Managing Director



[Seal]                                          BANK ONE, NATIONAL ASSOCIATION
                                                                  as Trustee

Attest:
        Name:                                   By:
        Title:                                          Name:
                                                        Title:

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 28th day of September, 2000 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 28th day of September, 2000 before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF                        )
                                ) ss.:
COUNTY OF                       )

               On the 28th day of September, 2000 before me, a notary public in and for said State, personally appeared _____________________, known to me to be a Assistant Vice President of Bank One, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                   EXHIBIT ONE
                             MORTGAGE LOAN SCHEDULE



1

  RUN ON     : 09/24/00           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 13.11.05           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 2000-S12                                 CUTOFF : 09/01/00
  POOL       : 0004454
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------------------

      1957268                              .2500
      533,230.84                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1965787                              .2500
      114,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1976849                              .2500
      414,964.99                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1978189                              .2500
       36,498.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1978565                              .2500
      132,769.16                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1979566                              .2500
      344,276.34                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000
1



      1982784                              .2500
      316,072.36                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1984647                              .2500
      319,172.42                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1985449                              .2500
      290,712.01                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1985532                              .2500
      108,715.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1985563                              .2500
      346,088.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1985600                              .2500
      446,365.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1986025                              .2500
      299,161.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1986574                              .2500
      543,437.02                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      1986582                              .2500
      296,535.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1987614                              .2500
      596,404.05                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1987773                              .2500
       75,861.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1988369                              .2500
      280,728.36                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1988783                              .2500
      299,808.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1988961                              .2500
      795,610.98                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1989210                              .2500
       32,824.93                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      1990196                              .2500
      306,272.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1990719                              .2500
      586,791.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1990724                              .2500
      640,584.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1990812                              .2500
       81,366.66                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            7.7500                        1.2950

      1990970                              .2500
      263,513.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1991191                              .2500
      641,493.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1991205                              .2500
      398,844.06                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1991208                              .2500
      340,016.75                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1991380                              .2500
       99,432.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      1991583                              .2500
      127,630.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1991881                              .2500
      282,967.71                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1991886                              .2500
      308,738.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1991918                              .2500
      268,451.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1992184                              .2500
       97,211.95                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1992326                              .2500
      373,940.10                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1992572                              .2500
      398,831.20                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1992606                              .2500
      367,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      1992749                              .2500
      378,949.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1992826                              .2500
      314,148.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1992829                              .2500
      344,993.31                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1993529                              .2500
      149,594.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1993541                              .2500
      646,313.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1993584                              .2500
      894,951.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1993611                              .2500
      395,767.33                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1993860                              .2500
      246,758.35                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      1993884                              .2500
    1,000,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1994032                              .2500
      314,079.57                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1994248                              .2500
      474,332.71                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1994265                              .2500
      545,252.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1994277                              .2500
      354,728.42                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1994280                              .2500
      292,534.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1994287                              .2500
       84,024.97                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1994382                              .2500
      481,039.74                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000
1



      1994408                              .2500
      109,441.83                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1994412                              .2500
      327,072.94                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1995240                              .2500
      339,039.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1995462                              .2500
      648,162.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1995632                              .2500
      293,150.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1995653                              .2500
      300,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1995656                              .2500
       90,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      1995689                              .2500
       28,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      1995931                              .2500
       90,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1996252                              .2500
      170,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      1996264                              .2500
      348,942.96                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1996590                              .2500
      418,702.91                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1996802                              .2500
      197,800.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      1996811                              .2500
       99,717.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1997043                              .2500
      350,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      1997183                              .2500
      329,056.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      1997185                              .2500
      608,256.62                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1997187                              .2500
      271,502.25                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      1997190                              .2500
      306,114.85                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      1997192                              .2500
      299,093.96                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      1997194                              .2500
      458,714.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1997196                              .2500
      386,891.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1997198                              .2500
      398,844.06                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1997201                              .2500
      313,421.71                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      1997202                              .2500
      299,133.04                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1997438                              .2500
      314,119.54                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      1997503                              .2500
      285,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1997614                              .2500
      390,879.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      1998024                              .2500
      400,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      1998026                              .2500
      410,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1998105                              .2500
      525,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      1998758                              .2500
      350,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      1999049                              .2500
      311,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      2767791                              .2500
      779,458.42                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2814143                              .2500
      571,010.99                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      2930483                              .2500
      444,467.46                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      2991156                              .2500
       97,146.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3194583                              .2500
       46,397.51                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3218520                              .2500
      120,838.59                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      3218541                              .2500
      279,233.62                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3267028                              .2500
      213,429.59                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3294887                              .2500
      378,261.77                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3294913                              .2500
      386,712.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3294931                              .2500
      634,403.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3294961                              .2500
      483,114.52                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3294976                              .2500
      258,590.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3298924                              .2500
      638,442.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3364461                              .2500
      302,505.29                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      3364506                              .2500
      463,116.88                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3395986                              .2500
      301,320.80                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3416300                              .2500
      691,915.97                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3476646                              .2500
      345,957.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3476647                              .2500
      395,380.55                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3476658                              .2500
      365,727.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3476671                              .2500
      523,522.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3476814                              .2500
      298,869.29                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3476815                              .2500
      385,446.52                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3476819                              .2500
      315,228.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3476824                              .2500
      391,376.46                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3476828                              .2500
      314,407.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3492616                              .2500
      290,966.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3493000                              .2500
      500,462.69                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3493232                              .2500
      288,730.93                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3493318                              .2500
      480,782.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3493600                              .2500
      264,159.78                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3497711                              .2500
      289,479.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3504086                              .2500
      412,619.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3510842                              .2500
       22,626.59                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3512616                              .2500
      265,455.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536440                              .2500
      432,886.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536442                              .2500
      272,652.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536443                              .2500
      322,225.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3536444                              .2500
      420,004.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536445                              .2500
      297,191.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536446                              .2500
      392,939.77                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3536447                              .2500
      299,576.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536448                              .2500
      319,666.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536449                              .2500
      317,176.43                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3536450                              .2500
      395,329.78                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536451                              .2500
      296,684.47                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450
1



      3536452                              .2500
      316,177.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536453                              .2500
      357,059.61                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3536454                              .2500
      401,387.13                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3536455                              .2500
      317,018.49                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3536456                              .2500
      297,466.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536457                              .2500
      349,853.72                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3536458                              .2500
      397,705.86                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3536459                              .2500
      592,269.01                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      3536460                              .2500
      352,960.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536461                              .2500
      307,403.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3536462                              .2500
      494,889.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3536463                              .2500
      810,101.27                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536464                              .2500
      285,568.13                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536465                              .2500
      275,943.48                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3536466                              .2500
      323,650.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536467                              .2500
      327,023.91                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3536468                              .2500
      297,381.74                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536469                              .2500
      226,741.38                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536470                              .2500
      336,330.29                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3536471                              .2500
      396,622.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536472                              .2500
      308,832.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536473                              .2500
      307,382.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536474                              .2500
      309,802.45                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3536475                              .2500
      318,263.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3536476                              .2500
      541,048.60                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3536477                              .2500
      542,865.69                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3536478                              .2500
      337,097.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536479                              .2500
      297,381.74                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3536480                              .2500
      279,592.37                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3536481                              .2500
      708,232.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3536482                              .2500
      355,469.70                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3542436                              .2500
      426,310.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3542437                              .2500
      296,302.01                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3542438                              .2500
      381,565.56                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3542439                              .2500
      249,717.21                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544354                              .2500
      403,909.18                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544360                              .2500
      345,732.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544361                              .2500
      297,204.91                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3544366                              .2500
      347,044.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3544367                              .2500
      299,450.88                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      3544370                              .2500
      275,283.71                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544372                              .2500
      297,410.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544381                              .2500
      272,519.92                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544382                              .2500
      284,673.98                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544383                              .2500
      297,410.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544397                              .2500
      274,976.63                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544399                              .2500
      453,041.72                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544401                              .2500
      392,716.08                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3544403                              .2500
      282,922.34                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544405                              .2500
      295,606.97                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544410                              .2500
      325,008.19                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544411                              .2500
      295,607.01                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544412                              .2500
      341,190.01                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544413                              .2500
      341,315.32                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544417                              .2500
      394,330.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3544419                              .2500
      691,688.17                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3544420                              .2500
      484,795.52                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544421                              .2500
      340,734.31                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544422                              .2500
      361,719.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544423                              .2500
      442,882.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544424                              .2500
      403,996.24                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544429                              .2500
      380,310.33                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544432                              .2500
      354,495.37                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544433                              .2500
      344,930.32                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3544435                              .2500
      472,817.17                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544439                              .2500
      236,293.23                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544441                              .2500
      688,764.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544442                              .2500
      265,531.54                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3544443                              .2500
      395,430.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544444                              .2500
      431,696.66                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544445                              .2500
      500,800.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3544447                              .2500
      507,458.73                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3544448                              .2500
      374,737.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544452                              .2500
      440,453.82                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544454                              .2500
      278,797.43                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544456                              .2500
      482,562.85                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3544457                              .2500
      591,309.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544458                              .2500
      362,807.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544459                              .2500
      788,285.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544461                              .2500
      634,986.05                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3544462                              .2500
      270,255.56                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544464                              .2500
      286,539.52                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544467                              .2500
      307,177.70                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3544469                              .2500
      391,296.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544472                              .2500
      481,652.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3544473                              .2500
      660,893.74                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544475                              .2500
      471,930.62                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544478                              .2500
      276,590.45                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3544482                              .2500
      286,218.77                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544484                              .2500
      321,121.87                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544485                              .2500
      330,494.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544490                              .2500
      486,255.63                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544492                              .2500
      368,351.49                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544496                              .2500
      644,389.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544499                              .2500
      362,715.10                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544507                              .2500
      338,962.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3544508                              .2500
      284,747.31                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3544509                              .2500
      291,441.42                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544510                              .2500
      291,645.23                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544511                              .2500
      349,860.27                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3544512                              .2500
      266,186.13                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3544513                              .2500
      272,758.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544514                              .2500
      571,320.79                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544515                              .2500
      370,478.44                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3544517                              .2500
      318,410.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544518                              .2500
      480,776.10                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544519                              .2500
      327,138.48                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544520                              .2500
      394,206.08                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544521                              .2500
      353,856.32                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3544524                              .2500
      344,560.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544526                              .2500
      330,025.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3544528                              .2500
      412,470.14                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3544535                              .2500
      424,957.89                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544537                              .2500
      593,070.86                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544562                              .2500
      270,559.21                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      3544568                              .2500
      415,042.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544570                              .2500
      296,196.82                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544577                              .2500
      296,393.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544580                              .2500
      644,073.87                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544586                              .2500
      336,073.49                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3544587                              .2500
      306,830.81                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544592                              .2500
      474,146.77                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544603                              .2500
      297,352.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544619                              .2500
      388,066.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544621                              .2500
      344,386.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544622                              .2500
      339,405.76                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544624                              .2500
      400,549.12                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544625                              .2500
      334,970.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3544626                              .2500
      461,085.10                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544627                              .2500
      292,352.48                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      3544628                              .2500
      487,409.75                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3544629                              .2500
      264,245.48                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544630                              .2500
      488,167.15                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544631                              .2500
      403,731.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544641                              .2500
      392,975.05                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544642                              .2500
      540,672.73                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3544643                              .2500
      416,248.65                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544644                              .2500
      358,715.31                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544645                              .2500
      317,176.43                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544650                              .2500
      668,278.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544654                              .2500
      283,950.69                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544655                              .2500
      428,987.17                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544660                              .2500
      396,622.41                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3544667                              .2500
      307,324.02                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3544669                              .2500
      383,212.11                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544674                              .2500
      300,374.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3544678                              .2500
      350,855.17                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544680                              .2500
      578,094.88                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3544681                              .2500
      691,647.08                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3544692                              .2500
      337,552.85                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544699                              .2500
      326,723.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544713                              .2500
      623,437.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3544719                              .2500
      514,860.97                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3544723                              .2500
      359,384.14                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544726                              .2500
      344,705.64                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3544729                              .2500
      294,980.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3544732                              .2500
      469,574.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544733                              .2500
      439,648.22                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3544734                              .2500
      356,926.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544735                              .2500
      389,681.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3544736                              .2500
      297,438.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3544741                              .2500
      377,844.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3547253                              .2500
      299,597.36                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      3548644                              .2500
      971,815.61                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3548645                              .2500
      296,666.81                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3548646                              .2500
      384,829.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3548647                              .2500
      743,942.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3548648                              .2500
      348,036.59                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3548649                              .2500
      365,849.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3548650                              .2500
      371,727.18                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3548651                              .2500
      377,820.56                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3548652                              .2500
      412,448.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3548654                              .2500
      431,252.73                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3548655                              .2500
      317,269.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3548656                              .2500
      644,511.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3548660                              .2500
      313,011.97                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3548663                              .2500
      594,334.58                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3548664                              .2500
      263,513.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3548665                              .2500
      397,780.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3548666                              .2500
      446,365.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3548668                              .2500
      348,143.18                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200

      3548670                              .2500
      377,646.82                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000

      3548671                              .2500
      308,423.90                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3553175                              .2500
       24,328.13                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3558193                              .2500
      384,312.94                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                         .0000
            6.8450                         .0000

      3569613                              .2500
      497,195.15                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3570055                              .2500
      150,027.03                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3570058                              .2500
      153,120.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3570104                              .2500
      357,348.98                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3570112                              .2500
       42,766.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3579566                              .2500
      316,557.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3587063                              .2500
      438,960.30                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      3592636                              .2500
      309,019.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3592637                              .2500
      428,392.32                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592638                              .2500
      387,423.18                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3592639                              .2500
      322,285.88                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592640                              .2500
      347,394.57                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3592641                              .2500
      375,514.65                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3592642                              .2500
      327,784.34                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3592643                              .2500
      364,823.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3592644                              .2500
      347,141.30                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3592645                              .2500
      293,502.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3592646                              .2500
      614,879.42                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3592647                              .2500
      276,059.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592648                              .2500
      397,780.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592649                              .2500
      587,172.87                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3592650                              .2500
      335,542.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3592651                              .2500
      281,744.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3592652                              .2500
      286,665.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3592653                              .2500
      294,351.68                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3592654                              .2500
      396,547.13                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3592655                              .2500
      318,023.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592656                              .2500
      272,313.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592658                              .2500
      367,372.72                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3592659                              .2500
      380,330.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3592660                              .2500
      330,010.22                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3592661                              .2500
      447,303.03                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3592662                              .2500
      433,543.05                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3592663                              .2500
      389,849.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3592664                              .2500
      298,241.05                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3592665                              .2500
      397,780.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3592666                              .2500
      301,082.44                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3592667                              .2500
      571,738.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3592668                              .2500
      311,315.39                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3592669                              .2500
      407,118.17                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3592670                              .2500
      288,266.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3592671                              .2500
      596,364.51                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3592672                              .2500
      297,088.91                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3600804                              .2500
      159,572.38                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3601375                              .2500
      306,272.22                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3604897                              .2500
      295,208.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3606845                              .2500
      397,812.35                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            7.7500                         .9200
1



      3612104                              .2500
      283,179.28                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3625111                              .2500
      301,725.53                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3627046                              .2500
      346,945.38                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3627047                              .2500
      322,819.97                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3627048                              .2500
      300,570.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3627049                              .2500
      277,512.30                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3627050                              .2500
      281,599.17                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3627051                              .2500
      526,432.09                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      3627052                              .2500
      397,780.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3627053                              .2500
      301,317.60                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3627057                              .2500
      348,961.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3627058                              .2500
      344,321.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3627059                              .2500
      298,335.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3629845                              .2500
      565,577.48                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3630053                              .2500
      464,274.47                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3630169                              .2500
      297,323.80                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000
1



      3630585                              .2500
      434,183.12                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3630607                              .2500
      113,353.34                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3630913                              .2500
      591,301.04                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3631075                              .2500
      297,466.81                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3631372                              .2500
      357,980.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3631451                              .2500
      372,727.82                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3631570                              .2500
      415,055.08                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3637792                              .2500
      307,264.69                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3637860                              .2500
      288,299.69                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3639366                              .2500
      274,196.45                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3639637                              .2500
      298,260.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3639821                              .2500
      591,587.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3640535                              .2500
      350,019.31                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3640543                              .2500
      329,378.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3640612                              .2500
      383,540.37                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3640615                              .2500
      369,927.86                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3640659                              .2500
      269,219.74                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3640686                              .2500
      346,523.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3640786                              .2500
      317,237.72                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3640966                              .2500
      400,688.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3642129                              .2500
      299,161.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3643935                              .2500
      138,561.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3645292                              .2500
      498,602.45                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3645903                              .2500
      421,594.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3647982                              .2500
      388,085.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3652224                              .2500
      334,220.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3652742                              .2500
      124,602.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3654541                              .2500
      290,380.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3660532                              .2500
      710,785.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3663674                              .2500
      614,297.33                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3665620                              .2500
      479,594.52                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3669791                              .2500
      267,234.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3669806                              .2500
      466,677.24                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3669868                              .2500
      303,948.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3680333                              .2500
      130,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3683286                              .2500
      369,023.58                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3684463                              .2500
      127,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3684689                              .2500
      623,091.62                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3685110                              .2500
      270,474.16                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3686998                              .2500
      456,553.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3687088                              .2500
      304,716.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3687239                              .2500
      383,357.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3688922                              .2500
      387,900.53                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3689007                              .2500
      390,695.77                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3689068                              .2500
      299,170.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3707589                              .2500
      322,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3709939                              .2500
      315,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3709948                              .2500
       61,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000
1



      3718442                              .2500
       35,853.79                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3737454                              .2500
      334,400.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3737747                              .2500
      400,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3738402                              .2500
      300,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3738714                              .2500
      203,454.79                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3738808                              .2500
      174,499.86                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3739210                              .2500
      339,039.02                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3739231                              .2500
      360,577.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3740580                              .2500
       28,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3742899                              .2500
      480,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3745997                              .2500
      364,640.67                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3745998                              .2500
      323,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3745999                              .2500
      289,599.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3746000                              .2500
      397,680.41                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3746002                              .2500
      298,354.13                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3746004                              .2500
      447,503.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200
1



      3746005                              .2500
      298,390.51                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3746006                              .2500
      347,902.36                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3746007                              .2500
      263,253.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3746009                              .2500
      997,235.93                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3746011                              .2500
      547,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3746012                              .2500
      492,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3748242                              .2500
      317,389.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3748245                              .2500
      299,198.21                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950
1



      3748246                              .2500
      314,119.54                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3748247                              .2500
      353,985.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3748248                              .2500
      327,093.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3748249                              .2500
      697,977.11                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3748250                              .2500
      400,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3748251                              .2500
      400,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3748252                              .2500
      291,200.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3748253                              .2500
      291,065.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450
1



      3748254                              .2500
      356,373.46                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3748255                              .2500
      123,549.80                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3748256                              .2500
      392,100.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3748257                              .2500
      380,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3748258                              .2500
      448,728.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3748259                              .2500
      111,667.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3752428                              .2500
      175,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3754100                              .2500
       64,500.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700
1



      3754934                              .2500
      472,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3759757                              .2500
      372,942.66                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3759758                              .2500
      282,360.63                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3759759                              .2500
      398,869.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3759760                              .2500
      315,106.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3759763                              .2500
      398,831.20                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3759764                              .2500
      518,578.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3759765                              .2500
      598,322.94                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3759766                              .2500
      397,705.86                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3759767                              .2500
      270,491.01                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3759770                              .2500
      600,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3759772                              .2500
      323,042.76                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3759773                              .2500
      300,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3759774                              .2500
      448,640.94                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3759775                              .2500
      320,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3759776                              .2500
      565,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3759778                              .2500
      418,772.76                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3759779                              .2500
      249,283.86                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3759780                              .2500
      370,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3759781                              .2500
      460,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3759782                              .2500
      324,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3759783                              .2500
      398,818.22                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3759784                              .2500
      343,140.47                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3759786                              .2500
      300,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3759787                              .2500
      630,272.55                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3759788                              .2500
      281,692.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3759790                              .2500
      406,884.81                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            7.7500                         .5450

      3759791                              .2500
      300,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3759792                              .2500
      299,142.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766410                              .2500
      450,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766411                              .2500
      353,158.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766412                              .2500
      526,823.58                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000
1



      3766413                              .2500
      273,422.78                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766414                              .2500
      447,243.49                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                         .0000
            7.0950                         .0000

      3766415                              .2500
      447,503.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3766416                              .2500
      388,447.24                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3766417                              .2500
      700,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3766418                              .2500
      280,707.50                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3766419                              .2500
      279,208.60                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766420                              .2500
      373,453.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950
1



      3766421                              .2500
      412,032.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766422                              .2500
      700,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766423                              .2500
      366,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766424                              .2500
      343,043.09                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766425                              .2500
      271,750.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766428                              .2500
      345,731.98                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3766430                              .2500
      358,924.07                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766431                              .2500
      405,213.04                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000
1



      3766432                              .2500
      301,320.85                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3766433                              .2500
      341,610.14                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766434                              .2500
      292,310.48                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3766435                              .2500
      303,170.57                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3766436                              .2500
      297,410.34                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            7.7500                         .0450

      3766437                              .2500
      495,588.17                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3766438                              .2500
      380,648.65                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3766439                              .2500
      306,252.98                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3766440                              .2500
      428,311.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766442                              .2500
      297,576.80                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            7.7500                         .7950

      3766443                              .2500
      366,735.30                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3766444                              .2500
      376,978.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3766445                              .2500
      382,864.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3766446                              .2500
      696,116.55                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

      3766447                              .2500
      590,326.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766449                              .2500
      318,085.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3766450                              .2500
      319,064.96                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3766452                              .2500
      697,931.90                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      3766453                              .2500
      320,800.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            7.7500                         .2950

      3766455                              .2500
      383,837.25                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3766456                              .2500
      510,513.33                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                         .0000
            7.7200                         .0000

      3766457                              .2500
      561,445.82                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3766458                              .2500
      268,535.14                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3766459                              .2500
      320,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700
1



      3766460                              .2500
      350,587.56                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3766461                              .2500
      512,078.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766462                              .2500
      688,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.7500                         .1700

      3766463                              .2500
      331,102.66                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            7.7500                         .6700

      3766464                              .2500
      285,563.13                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3766465                              .2500
      650,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                         .0000
            7.3450                         .0000

      3766466                              .2500
      580,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                         .0000
            7.5950                         .0000

      3766467                              .2500
      280,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                         .0000
            6.9700                         .0000
1



      3766468                              .2500
      430,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                         .0000
            7.2200                         .0000

      3766471                              .2500
      260,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            7.7500                         .4200

  TOTAL NUMBER OF LOANS:      552
  TOTAL BALANCE........:        204,494,423.76


1

  RUN ON     : 09/24/00            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 13.11.05            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 2000-S12       FIXED SUMMARY REPORT      CUTOFF : 09/01/00
  POOL       : 0004454
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ----------------------------------------------------------------------------
  CURR NOTE RATE                        8.0820            6.3750      9.3750
  RFC NET RATE                          7.8320            6.1250      9.1250
  NET MTG RATE(INVSTR RATE)             7.7741            6.0950      9.0450
  POST STRIP RATE                       7.6257            6.0950      7.7500
  SUB SERV FEE                           .2500             .2500       .2500
  MSTR SERV FEE                          .0578             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .1484             .0000      1.2950







  TOTAL NUMBER OF LOANS:   552
  TOTAL BALANCE........:     204,494,423.76


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 09/24/00           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 13.11.05          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 2000-S12                                 CUTOFF : 09/01/00
  POOL       : 0004454
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1957268          A54/G01             F          570,000.00         ZZ
                                         180        533,230.84          1
    4680 CRANLEIGH CT                  7.625          5,324.54         75
                                       7.375          5,324.54      760,000.00
    DUBLIN           OH   43016          1            07/02/99         00
    0431692821                           05           09/01/99          0
    2466563                              O            08/01/14
    0


    1965787          Q59/G01             F          114,000.00         ZZ
                                         180        114,000.00          1
    440 WEST CEDAR STREET              8.125          1,097.69         65
                                       7.875          1,097.69      178,000.00
    OXNARD           CA   93033          2            07/25/00         00
    0432208353                           05           10/01/00          0
    00200548                             O            09/01/15
    0


    1976849          637/G01             F          421,200.00         ZZ
                                         180        414,964.99          1
    5050 EAST LAFAYETTE BLVD           7.875          3,994.87         56
                                       7.625          3,994.87      758,000.00
    PHOENIX          AZ   85018          2            03/07/00         00
    0432042083                           05           05/01/00          0
    0016355570                           O            04/01/15
    0


    1978189          K15/G01             F           37,000.00         ZZ
                                         180         36,498.22          1
    1036 V STREET                      8.875            372.53         53
                                       8.625            372.53       71,000.00
    MERCED           CA   95340          5            03/24/00         00
    0431941178                           05           05/01/00          0
1


    026605300733                         O            04/01/15
    0


    1978565          286/286             F          135,100.00         ZZ
                                         180        132,769.16          1
    2626 COUNTRY CLUB BOULEVARD        8.250          1,310.66         80
                                       8.000          1,310.66      168,900.00
    SUGAR LAND       TX   77478          1            02/16/00         00
    0968820                              03           04/01/00          0
    0968820                              O            03/01/15
    0


    1979566          299/025             F          360,579.41         ZZ
                                         170        344,276.34          1
    3137 EAST CECELIA                  7.375          3,424.56         49
                                       7.125          3,424.56      736,163.00
    APOPKA           FL   32703          1            07/21/99         00
    0001817204                           05           09/01/99          0
    0001817204                           O            10/01/13
    0


    1982784          E66/E66             F          320,000.00         ZZ
                                         180        316,072.36          1
    2501 CANONBIE LANE                 8.375          3,127.76         85
                                       8.125          3,127.76      378,900.00
    WAKE FOREST      NC   27587          2            04/24/00         04
    600549448                            05           06/01/00          6
    600549448                            O            05/01/15
    0


    1984647          231/G01             F          323,400.00         ZZ
                                         180        319,172.42          1
    89 OLD SCHOOLHOUSE LANE            7.750          3,044.09         45
                                       7.500          3,044.09      720,000.00
    HANOVER          MA   02339          2            04/24/00         00
    0432038503                           05           06/01/00          0
    0001024387                           O            05/01/15
    0


    1985449          163/G01             F          293,300.00         ZZ
                                         180        290,712.01          1
    45 SUNRISE TERRACE                 7.875          2,781.81         70
                                       7.625          2,781.81      419,000.00
    STOUGHTON        MA   02072          1            05/08/00         00
    0432050110                           05           07/01/00          0
    1000206294                           O            06/01/15
    0


1


    1985532          286/286             F          110,000.00         ZZ
                                         180        108,715.67          1
    3503 SHADYMIST DRIVE               8.000          1,051.22         72
                                       7.750          1,051.22      153,000.00
    HOUSTON          TX   77082          1            04/24/00         00
    09724322                             03           06/01/00          0
    09724322                             O            05/01/15
    0


    1985563          286/286             F          350,000.00         T
                                         180        346,088.99          1
    6557 NORTHWEST 39TH TERRACE        8.500          3,446.59         64
                                       8.250          3,446.59      550,000.00
    BOCA RATON       FL   33496          1            04/10/00         00
    09710526                             03           06/01/00          0
    09710526                             O            05/01/15
    0


    1985600          J55/G01             F          450,000.00         ZZ
                                         180        446,365.22          1
    1037 SE 13TH TERRACE               8.875          4,530.80         65
                                       8.625          4,530.80      700,000.00
    FORT LAUDERDALE  FL   33316          1            06/01/00         00
    0432083368                           05           07/01/00          0
    000230155750000                      O            06/01/15
    0


    1986025          H22/G01             F          300,000.00         ZZ
                                         180        299,161.47          1
    141-12 11TH AVENUE                 8.375          2,932.28         59
                                       8.125          2,932.28      509,500.00
    WHITESTONE       NY   11357          1            07/25/00         00
    0432166296                           05           09/01/00          0
    0005015                              O            08/01/15
    0


    1986574          225/225             F          550,000.00         ZZ
                                         180        543,437.02          1
    25 KENILWORTH ROAD                 7.750          5,177.02         57
                                       7.500          5,177.02      965,000.00
    RIDGEWOOD        NJ   07077          1            04/17/00         00
    8792465                              05           06/01/00          0
    8792465                              O            05/01/15
    0


    1986582          225/225             F          300,000.00         T
                                         180        296,535.41          1
    512 TERRY CREEK ROAD               8.125          2,888.65         62
                                       7.875          2,888.65      485,000.00
1


    TRAVELERS REST   SC   29680          1            04/12/00         00
    8743132                              03           06/01/00          0
    8743132                              O            05/01/15
    0


    1987614          A21/G01             F          600,000.00         ZZ
                                         180        596,404.05          1
    33 BUCKINGHAM ROAD                 7.625          5,604.78         52
                                       7.375          5,604.78    1,175,000.00
    TENAFLY          NJ   07670          1            06/06/00         00
    0432126845                           05           08/01/00          0
    0100112936                           O            07/01/15
    0


    1987773          P45/G01             F           76,500.00         ZZ
                                         180         75,861.13          1
    267 ST AGNES CIRCLE                8.500            753.33         70
                                       8.250            753.33      110,000.00
    FORT WRIGHT      KY   41011          5            05/23/00         00
    0432084796                           05           07/01/00          0
    CLEVES                               O            06/01/15
    0


    1988369          A50/A50             F          283,200.00         ZZ
                                         180        280,728.36          1
    601 RIVER GATE ROAD                8.000          2,706.41         80
                                       7.750          2,706.41      354,000.00
    CHESAPEAKE       VA   23322          1            05/23/00         00
    130402                               05           07/01/00          0
    130402                               O            06/01/15
    0


    1988783          P60/G01             F          301,500.00         ZZ
                                         180        299,808.68          1
    3478 TUSCARORA DR                  8.375          2,946.94         90
                                       8.125          2,946.94      335,000.00
    NEW CASTLE       PA   16105          1            06/12/00         04
    0432093797                           05           08/01/00         25
    1300160497                           O            07/01/15
    0


    1988961          637/G01             F          800,000.00         ZZ
                                         180        795,610.98          1
    15102 BRONZE BAY COURT             8.625          7,936.65         70
                                       8.375          7,936.65    1,150,000.00
    HOUSTON          TX   77062          4            06/30/00         00
    0432160422                           03           08/01/00          0
    0017663899                           O            07/01/15
    0
1




    1989210          F44/G01             F           33,000.00         ZZ
                                         180         32,824.93          1
    RR 2 BOX 279                       9.000            334.71         49
                                       8.750            334.71       68,000.00
    REYNOLDSVILLE    PA   15851          5            06/10/00         00
    0432117513                           05           08/01/00          0
    214241                               O            07/01/15
    0


    1990196          830/G01             F          308,000.00         ZZ
                                         180        306,272.22          1
    3376 E DANEBORG DRIVE              8.375          3,010.47         80
                                       8.125          3,010.47      385,000.00
    SALT LAKE CITY   UT   84121          1            06/12/00         00
    0432124618                           05           08/01/00          0
    CHILD544675                          O            07/01/15
    0


    1990719          943/943             F          595,000.00         ZZ
                                         180        586,791.65          1
    42 SOUTH COUNTRY ROAD              8.250          5,772.34         70
                                       8.000          5,772.34      850,000.00
    WEST HAMPTON     NY   11978          1            04/17/00         00
    9559600735                           05           06/01/00          0
    9559600735                           O            05/01/15
    0


    1990724          943/943             F          650,000.00         ZZ
                                         180        640,584.37          1
    TRIPLE OAK LANE                    8.125          6,258.73         72
                                       7.875          6,258.73      915,000.00
    NISSEQUOGUE      NY   11780          1            03/23/00         00
    9080053557                           05           05/01/00          0
    9080053557                           O            04/01/15
    0


    1990812          183/G01             F           82,000.00         ZZ
                                         180         81,366.66          1
    3025 EDGAR ALLEN POE LOOP          9.375            850.10         46
                                       9.125            850.10      182,000.00
    LAREDO           TX   78045          1            06/26/00         00
    0432122893                           03           07/26/00          0
    8004657555                           O            06/26/15
    0


    1990970          A46/G01             F          265,000.00         ZZ
                                         180        263,513.43          1
1


    101 PINE POINTE COURT              8.375          2,590.18         61
                                       8.125          2,590.18      441,000.00
    LEAGUE CITY      TX   77573          2            06/21/00         00
    0432125029                           03           08/01/00          0
    0296516                              O            07/01/15
    0


    1991191          964/G01             F          650,000.00         ZZ
                                         180        641,493.39          1
    7614 NORTH VAN NESS BOULEVARD      8.125          6,258.74         80
                                       7.875          6,258.74      815,000.00
    FRESNO           CA   93711          1            04/19/00         00
    0432129930                           05           06/01/00          0
    75570                                O            05/01/15
    0


    1991205          757/G01             F          400,000.00         ZZ
                                         180        398,844.06          1
    250 HAMMOND POND PARKWAY           8.000          3,822.61         79
    UNIT# 1611N                        7.750          3,822.61      510,000.00
    NEWTON           MA   02467          1            07/06/00         00
    0432184000                           06           09/01/00          0
    4211355                              O            08/01/15
    0


    1991208          964/G01             F          342,000.00         ZZ
                                         180        340,016.75          1
    1896 CALLE SALTO                   8.000          3,268.33         48
                                       7.750          3,268.33      715,000.00
    THOUSAND OAKS A  CA   91360          1            06/02/00         00
    0432131472                           05           08/01/00          0
    76410                                O            07/01/15
    0


    1991380          163/G01             F          100,000.00         ZZ
                                         180         99,432.78          1
    3165 WEST TORINO AVENUE            8.250            970.14         37
                                       8.000            970.14      277,500.00
    LAS VEGAS        NV   89139          1            06/26/00         00
    0432133023                           05           08/01/00          0
    1817444797                           O            07/01/15
    0


    1991583          H22/G01             F          128,000.00         ZZ
                                         180        127,630.10          1
    12 HARDING DRIVE                   8.000          1,223.23         19
                                       7.750          1,223.23      710,000.00
    RYE              NY   10580          2            07/06/00         00
    0432134617                           05           09/01/00          0
1


    0006007                              O            08/01/15
    0


    1991881          K68/G01             F          284,600.00         ZZ
                                         180        282,967.71          1
    111 GARTIN LANE                    8.125          2,740.37         80
                                       7.875          2,740.37      360,000.00
    MADISON          MS   39110          4            06/30/00         00
    0432139012                           03           08/01/00          0
    1057801                              O            07/01/15
    0


    1991886          637/G01             F          310,500.00         ZZ
                                         180        308,738.76          1
    3854 43RD AVENUE                   8.250          3,012.29         44
    N.E.                               8.000          3,012.29      722,000.00
    SEATTLE          WA   98105          1            06/21/00         00
    0432137123                           05           08/01/00          0
    0015414824                           O            07/01/15
    0


    1991918          637/G01             F          270,000.00         ZZ
                                         180        268,451.23          1
    733 CLARA VISTA AVENUE             8.125          2,599.79         65
                                       7.875          2,599.79      420,000.00
    SANTA CLARA      CA   95050          2            06/20/00         00
    0432137495                           05           08/01/00          0
    0021465034                           O            07/01/15
    0


    1992184          T35/G01             F           97,500.00         ZZ
                                         180         97,211.95          1
    121 CLAUSEN ROAD                   7.750            917.74         68
                                       7.500            917.74      145,000.00
    BELLE CHASSE     LA   70037          5            07/10/00         00
    0400292702                           05           09/01/00          0
    0400292702                           O            08/01/15
    0


    1992326          926/926             F          375,000.00         ZZ
                                         180        373,940.10          1
    387 OVERSEER PLACE                 8.250          3,638.03         75
                                       8.000          3,638.03      500,000.00
    MT PLEASANT      SC   29464          1            07/13/00         00
    161513126                            05           09/01/00          0
    161513126                            O            08/01/15
    0


1


    1992572          Q51/G01             F          400,000.00         ZZ
                                         180        398,831.20          1
    28771 DRAKES BAY                   7.875          3,793.80         58
                                       7.625          3,793.80      694,500.00
    LAGUNA NIGUEL    CA   92677          1            07/10/00         00
    0432156313                           03           09/01/00          0
    041072120052301                      O            08/01/15
    0


    1992606          738/G01             F          367,500.00         ZZ
                                         180        367,500.00          1
    115 FOUNDERS LANE                  8.250          3,565.27         86
                                       8.000          3,565.27      430,000.00
    MEMPHIS          TN   38103          2            07/31/00         10
    0432235778                           03           10/01/00         12
    5455638                              O            09/01/15
    0


    1992749          F97/F97             F          380,000.00         ZZ
                                         180        378,949.66          1
    5321 FENVIEW LANE                  8.500          3,742.01         66
                                       8.250          3,742.01      580,000.00
    LONG GROVE       IL   60047          5            06/30/00         00
    02000191763                          05           09/01/00          0
    02000191763                          O            08/01/15
    0


    1992826          624/G01             F          315,000.00         ZZ
                                         180        314,148.62          1
    1810 HOLLY HILL DRIVE              8.750          3,148.26         76
                                       8.500          3,148.26      415,000.00
    AUSTIN           TX   78746          1            07/03/00         00
    0432160232                           05           09/01/00          0
    82300500013F                         O            08/01/15
    0


    1992829          E45/G01             F          350,000.00         ZZ
                                         180        344,993.31          1
    120 BLENHEIM PLACE                 8.250          3,395.49         45
                                       8.000          3,395.49      778,000.00
    DUNWOODY         GA   30350          1            06/30/00         00
    0432160117                           05           08/01/00          0
    83671                                O            07/01/15
    0


    1993529          F44/G01             F          150,000.00         ZZ
                                         180        149,594.57          1
    32 FLORENCE AVENUE                 8.750          1,499.18         25
                                       8.500          1,499.18      600,000.00
1


    OYSTER BAY       NY   11771          5            07/07/00         00
    0432165462                           05           09/01/00          0
    214447                               O            08/01/15
    0


    1993541          B98/G01             F          650,000.00         ZZ
                                         180        646,313.05          1
    1120 WEST ORANGE GROVE AVENUE      8.250          6,305.91         69
                                       8.000          6,305.91      950,000.00
    ARCADIA          CA   91006          1            06/20/00         00
    0432171775                           05           08/01/00          0
    RC006040                             O            07/01/15
    0


    1993584          163/G01             F          900,000.00         ZZ
                                         180        894,951.26          1
    1720 BAY BOULEVARD                 8.375          8,796.84         53
                                       8.125          8,796.84    1,720,000.00
    ATLANTIC BEACH   NY   11509          1            06/30/00         00
    0432172989                           05           08/01/00          0
    1000160291                           O            07/01/15
    0


    1993611          637/G01             F          398,000.00         ZZ
                                         180        395,767.33          1
    124 PIERMONT ROAD                  8.375          3,890.16         80
                                       8.125          3,890.16      498,000.00
    NORWOOD          NJ   07648          1            06/30/00         00
    0432166031                           05           08/01/00          0
    0018773333                           O            07/01/15
    0


    1993860          163/G01             F          247,450.00         ZZ
                                         180        246,758.35          1
    13795 OLD MORRO ROAD               8.375          2,418.64         75
                                       8.125          2,418.64      330,000.00
    ATASCADERO       CA   93422          1            07/07/00         00
    0432168821                           05           09/01/00          0
    717484215021748                      O            08/01/15
    0


    1993884          069/G01             F        1,000,000.00         ZZ
                                         180      1,000,000.00          1
    17046 COTTIER PLACE                8.250          9,701.41         37
                                       8.000          9,701.41    2,750,000.00
    ENCINO           CA   91436          2            08/04/00         00
    0432239887                           05           10/01/00          0
    35188070784                          O            09/01/15
    0
1




    1994032          116/116             F          315,000.00         ZZ
                                         180        314,079.57          1
    335 HILLS DRIVE                    7.875          2,987.62         74
                                       7.625          2,987.62      428,803.00
    AUSTIN           TX   78738          1            07/25/00         00
    091068747                            05           09/01/00          0
    091068747                            O            08/01/15
    0


    1994248          025/025             F          500,000.00         ZZ
                                         180        474,332.71          1
    122 WEST WATKINS STREET            6.500          4,355.54         55
                                       6.250          4,355.54      920,000.00
    LOOKOUT MOUNTAI  TN   37350          5            05/24/99         00
    372036                               05           07/01/99          0
    372036                               O            06/01/14
    0


    1994265          025/025             F          550,000.00         ZZ
                                         180        545,252.33          1
    1208 VINTAGE PLACE                 8.125          5,295.85         68
                                       7.875          5,295.85      812,500.00
    NASHVILLE        TN   37215          1            05/05/00         00
    0025086620                           05           07/01/00          0
    0025086620                           O            06/01/15
    0


    1994277          025/025             F          360,000.00         ZZ
                                         180        354,728.42          1
    1832 OAK COVE DRIVE                8.000          3,440.35         80
                                       7.750          3,440.35      450,000.00
    SODDY DAISY      TN   37379          1            03/29/00         00
    0020433439                           05           05/01/00          0
    0020433439                           O            04/01/15
    0


    1994280          025/025             F          295,000.00         ZZ
                                         180        292,534.98          1
    1509 HARBOR DRIVE                  8.500          2,904.98         90
                                       8.250          2,904.98      330,000.00
    MARATHON         FL   32050          1            05/08/00         04
    0025126889                           05           07/01/00         12
    0025126889                           O            06/01/15
    0


    1994287          025/025             F           90,000.00         ZZ
                                         180         84,024.97          1
1


    654 ANDROS COURT                   6.375            777.83         27
                                       6.125            777.83      335,000.00
    PUNTA GORDA      FL   33950          2            02/01/99         00
    0620201816                           05           03/01/99          0
    0620201816                           O            02/01/14
    0


    1994382          025/025             F          509,938.76         ZZ
                                         180        481,039.74          1
    7551 FOUNDERS WAY                  7.125          4,619.18         63
                                       6.875          4,619.18      819,000.00
    PONTE VEDRA BEA  FL   32082          1            03/23/99         00
    283967                               03           05/01/99          0
    283967                               O            04/01/14
    0


    1994408          738/G01             F          110,250.00         ZZ
                                         180        109,441.83          1
    155 KITTY HAWK DRIVE               8.375          1,077.62         75
                                       8.125          1,077.62      147,000.00
    STOCKBRIDGE      GA   30281          1            07/25/00         00
    0432175602                           05           09/01/00          0
    5309629                              O            08/01/15
    0


    1994412          975/G01             F          328,000.00         ZZ
                                         180        327,072.94          1
    2709 FAIRMOUNT AVENUE              8.250          3,182.06         80
                                       8.000          3,182.06      410,000.00
    LA CRESCENTA     CA   91214          1            07/20/00         00
    0432180149                           05           09/01/00          0
    2001570                              O            08/01/15
    0


    1995240          964/G01             F          340,000.00         ZZ
                                         180        339,039.02          1
    6716 EAST HERITAGE AVENUE          8.250          3,298.48         80
                                       8.000          3,298.48      425,000.00
    CLOVIS           CA   93611          1            07/21/00         00
    0432207900                           05           09/01/00          0
    81746                                O            08/01/15
    0


    1995462          163/G01             F          650,000.00         ZZ
                                         180        648,162.84          1
    2016 GLENVIEW DRIVE                8.250          6,305.91         77
                                       8.000          6,305.91      850,000.00
    LAS VEGAS        NV   89134          2            07/17/00         00
    0432193274                           03           09/01/00          0
1


    1817449770                           O            08/01/15
    0


    1995632          637/G01             F          294,000.00         ZZ
                                         180        293,150.38          1
    7780 NORTH BOOTHILL DRIVE          8.000          2,809.62         80
                                       7.750          2,809.62      367,500.00
    PARK CITY        UT   84098          1            07/14/00         00
    0432196327                           05           09/01/00          0
    0021299086                           O            08/01/15
    0


    1995653          B60/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    16210 WILDWOOD LANE                8.125          2,888.65         80
                                       7.875          2,888.65      375,000.00
    LOCKPORT         IL   60441          1            08/03/00         00
    0432201143                           05           10/01/00          0
    295105                               O            09/01/15
    0


    1995656          B60/G01             F           90,000.00         ZZ
                                         180         90,000.00          1
    3401 HALBERT ROAD                  8.750            899.50         52
                                       8.500            899.50      175,000.00
    BATTLE CREEK     MI   49017          1            08/04/00         00
    0432211084                           05           10/01/00          0
    296520                               O            09/01/15
    0


    1995689          K15/G01             F           28,500.00         ZZ
                                         180         28,500.00          1
    1241 2ND AVENUE SOUTH              8.750            284.84         48
                                       8.500            284.84       60,000.00
    NASHVILLE        TN   37210          5            08/10/00         00
    0432224376                           05           10/01/00          0
    003805301376                         O            09/01/15
    0


    1995931          B23/G01             F           90,000.00         ZZ
                                         180         90,000.00          2
    12236 & 12238 & 12238 1/2          8.625            892.87         28
    MOORPARK STREET                    8.375            892.87      330,000.00
    STUDIO CITY      CA   91604          2            08/01/00         00
    0432207223                           05           10/01/00          0
    88003905                             O            09/01/15
    0


1


    1996252          A50/A50             F          170,000.00         ZZ
                                         180        170,000.00          1
    5408 BROOKE TRACE                  8.500          1,674.06         74
                                       8.250          1,674.06      230,000.00
    BIRMINGHAM       AL   35242          1            08/07/00         00
    700921                               05           10/01/00          0
    700921                               O            09/01/15
    0


    1996264          665/G01             F          350,000.00         ZZ
                                         180        348,942.96          1
    809 BOURBON COURT                  7.500          3,244.54         47
                                       7.250          3,244.54      750,000.00
    MOUNTAIN VIEW    CA   95070          2            07/28/00         00
    0432219749                           03           09/01/00          0
    0001242400                           O            08/01/15
    0


    1996590          025/G01             F          456,400.00         ZZ
                                         180        418,702.91          1
    29 GRAY POINT DRIVE                6.750          4,038.73         80
                                       6.500          4,038.73      570,500.00
    FREDERICKSBURG   VA   22405          1            08/26/98         00
    0432211597                           03           10/01/98          0
    0000731580                           O            09/01/13
    0


    1996802          K15/G01             F          197,800.00         ZZ
                                         180        197,800.00          1
    71 NETCONG ROAD                    8.875          1,991.54         90
                                       8.625          1,991.54      220,000.00
    MOUNT OLIVE      NJ   07828          2            08/14/00         10
    0432217677                           05           10/01/00         12
    203505300980                         O            09/01/15
    0


    1996811          163/G01             F          100,000.00         ZZ
                                         180         99,717.36          1
    1035 ROSALINDA DRIVE               8.250            970.14         38
                                       8.000            970.14      265,950.00
    OXNARD           CA   93030          1            07/14/00         00
    0432218683                           05           09/01/00          0
    617337959                            O            08/01/15
    0


    1997043          E18/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    1215 WENDOVER ROAD                 7.625          3,269.45         49
                                       7.375          3,269.45      727,000.00
1


    BRYN MAWR        PA   19010          1            08/15/00         00
    0432229565                           05           10/01/00          0
    00040072                             O            09/01/15
    0


    1997183          225/225             F          330,000.00         ZZ
                                         180        329,056.85          1
    1321 PALOMA AVENUE                 8.125          3,177.52         50
                                       7.875          3,177.52      660,000.00
    BURLINGAME       CA   94010          5            07/10/00         00
    7201507                              05           09/01/00          0
    7201507                              O            08/01/15
    0


    1997185          225/225             F          610,000.00         ZZ
                                         180        608,256.62          2
    623-625 17TH AVENUE                8.125          5,873.59         56
                                       7.875          5,873.59    1,100,000.00
    SAN FRANCISCO    CA   94121          5            07/06/00         00
    7199303                              05           09/01/00          0
    7199303                              O            08/01/15
    0


    1997187          225/225             F          273,000.00         ZZ
                                         180        271,502.25          1
    3175 STONESTHROW DRIVE             8.625          2,708.38         73
                                       8.375          2,708.38      376,000.00
    NEWTON           NC   28658          1            06/30/00         00
    6500452                              03           08/01/00          0
    6500452                              O            07/01/15
    0


    1997190          225/225             F          308,000.00         ZZ
                                         180        306,114.85          1
    622 LAKELAND ROAD SOUTH            7.875          2,921.23         80
                                       7.625          2,921.23      385,000.00
    SEVERNA PARK     MD   21146          1            06/26/00         00
    8799224                              05           08/01/00          0
    8799224                              O            07/01/15
    0


    1997192          225/225             F          300,000.00         ZZ
                                         180        299,093.96          1
    157 SUNSET RIDGE (LOT 13)          7.500          2,781.04         56
                                       7.250          2,781.04      540,000.00
    SOUTHBURY        CT   06488          1            07/21/00         00
    8453789                              05           09/01/00          0
    8453789                              O            08/01/15
    0
1




    1997194          225/225             F          460,000.00         ZZ
                                         180        458,714.26          1
    12677 SHINNECOCK COURT             8.375          4,496.16         66
                                       8.125          4,496.16      700,000.00
    JACKSONVILLE     FL   32225          5            07/06/00         00
    8798709                              03           09/01/00          0
    8798709                              O            08/01/15
    0


    1997196          225/225             F          388,000.00         ZZ
                                         180        386,891.10          1
    791 CYPRESS LAKE CIRCLE            8.125          3,735.98         80
                                       7.875          3,735.98      485,000.00
    FORT MYERS       FL   33919          1            07/14/00         00
    6504946                              05           09/01/00          0
    6504946                              O            08/01/15
    0


    1997198          225/225             F          400,000.00         ZZ
                                         180        398,844.06          1
    80 PIENZA                          8.000          3,822.61         66
                                       7.750          3,822.61      609,900.00
    LAGUNA NIGUEL    CA   92677          1            07/07/00         00
    7195923                              09           09/01/00          0
    7195923                              O            08/01/15
    0


    1997201          225/225             F          328,000.00         ZZ
                                         180        313,421.71          1
    3303 PERRINGTON POINTE             8.500          3,229.95         80
                                       8.250          3,229.95      410,000.00
    MARIETTA         GA   30066          1            06/29/00         00
    6503883                              03           08/01/00          0
    6503883                              O            07/01/15
    0


    1997202          225/225             F          300,000.00         ZZ
                                         180        299,133.04          1
    338 BROADMOOR WAY                  8.000          2,866.96         66
                                       7.750          2,866.96      455,600.00
    MCDONOUGH        GA   30253          1            07/06/00         00
    8797026                              03           09/01/00          0
    8797026                              O            08/01/15
    0


    1997438          637/G01             F          315,000.00         ZZ
                                         180        314,119.54          1
1


    247 NICOLOS DRIVE                  8.375          3,078.90         75
                                       8.125          3,078.90      425,000.00
    ARCATA           CA   95521          1            07/09/00         00
    0432244283                           05           09/01/00          0
    0019595115                           O            08/01/15
    0


    1997503          P60/G01             F          285,000.00         ZZ
                                         180        285,000.00          1
    8075 LILLIAN CT                    7.750          2,682.64         80
                                       7.500          2,682.64      360,000.00
    CANTON           MI   48187          1            08/10/00         00
    0432232288                           05           10/01/00          0
    6100049785                           O            09/01/15
    0


    1997614          E66/E66             F          392,000.00         T
                                         180        390,879.67          1
    496 OLD KELLER FARM ROAD           8.125          3,774.50         80
                                       7.875          3,774.50      490,000.00
    BOONE            NC   28607          1            07/20/00         00
    600562208                            05           09/01/00          0
    600562208                            O            08/01/15
    0


    1998024          163/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    4 AUTUMN RIDGE ROAD                8.250          3,880.57         38
                                       8.000          3,880.57    1,060,000.00
    POUND RIDGE      NY   10576          1            08/07/00         00
    0432231892                           05           10/01/00          0
    1000228019                           O            09/01/15
    0


    1998026          975/G01             F          410,000.00         ZZ
                                         180        410,000.00          1
    435 WEST LEROY AVENUE              8.000          3,918.17         80
                                       7.750          3,918.17      518,000.00
    ARCADIA          CA   91007          1            08/18/00         00
    0432238335                           05           10/01/00          0
    2001809                              O            09/01/15
    0


    1998105          665/G01             F          525,000.00         ZZ
                                         180        525,000.00          1
    240 WALNUT STREET                  8.000          5,017.17         35
                                       7.750          5,017.17    1,500,000.00
    SAN FRANCISCO    CA   94118          1            08/09/00         00
    0432255578                           05           10/01/00          0
1


    00012427481                          O            09/01/15
    0


    1998758          637/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
    2735 TWIN PALMS CIRCLE             8.000          3,344.79         78
                                       7.750          3,344.79      450,000.00
    LAS VEGAS        NV   89117          1            08/18/00         00
    0432251866                           05           10/01/00          0
    0021003686                           O            09/01/15
    0


    1999049          964/G01             F          311,200.00         ZZ
                                         180        311,200.00          1
    4752 MATTERHORN WAY                8.375          3,041.75         80
                                       8.125          3,041.75      389,000.00
    ANTIOCH          CA   94509          1            08/28/00         00
    0432257590                           05           10/01/00          0
    84864                                O            09/01/15
    0


    2767791          M32/M32             F          830,000.00         ZZ
                                         180        779,458.42          1
    4155 CLAIRMONT ROAD                6.750          7,344.75        100
                                       6.500          7,344.75      830,000.00
    COLUMBUS         OH   43220          1            02/05/99         00
    166613307                            05           04/01/99          0
    166613307                            O            03/01/14
    0


    2814143          286/286             F          600,000.00         ZZ
                                         180        571,010.99          1
    49576 NAUTICAL DRIVE               7.250          5,477.18         80
                                       7.000          5,477.18      750,000.00
    NEW BALTIMORE    MI   48047          5            05/04/99         00
    0009527209                           05           07/01/99          0
    0009527209                           O            06/01/14
    0


    2930483          070/070             F          462,000.00         ZZ
                                         180        444,467.46          1
    19 WATERFRONT ESTATES DRIVE        7.375          4,250.05         95
                                       7.125          4,250.05      487,000.00
    LANCASTER        PA   17602          2            08/18/99         11
    7372194                              05           10/01/99         25
    7372194                              O            09/01/14
    0


1


    2991156          E22/G01             F          100,000.00         ZZ
                                         180         97,146.14          1
    12 KINGS LANE                      8.500            984.74         39
                                       8.250            984.74      260,000.00
    SOUTHAMPTON      NY   11968          5            10/21/99         00
    0411647290                           05           12/01/99          0
    0411647290                           O            11/01/14
    0


    3194583          943/943             F           50,000.00         ZZ
                                         180         46,397.51          1
    446 EAST 86TH STREET APT 14B       7.500            463.51         30
                                       7.250            463.51      170,000.00
    NEW YORK         NY   10028          1            12/22/99         00
    2000001025                           12           02/01/00          0
    2000001025                           O            01/01/15
    0


    3218520          U03/181             F          124,284.33         ZZ
                                         173        120,838.59          1
    22419 LA VON                       6.875          1,134.20         30
                                       6.625          1,134.20      420,000.00
    SAINT CLAIR SHO  MI   48082          1            01/18/00         00
    0608894250                           05           02/01/00          0
    0608894250                           O            06/01/14
    0


    3218541          U03/181             F          290,000.00         ZZ
                                         180        279,233.62          1
    2346 HIDDEN OAKS DR                7.625          2,708.98         62
                                       7.375          2,708.98      470,000.00
    HAYWARD          CA   94541          1            08/26/99         00
    0609481925                           05           10/01/99          0
    0609481925                           O            09/01/14
    0


    3267028          E22/G01             F          220,650.00         ZZ
                                         180        213,429.59          1
    79 EDGELAWN ROAD                   7.875          2,092.75         65
                                       7.625          2,092.75      339,500.00
    ASHEVILLE        NC   28804          5            03/01/00         00
    0411851850                           05           04/01/00          0
    0411851850                           O            03/01/15
    0


    3294887          623/623             F          390,000.00         ZZ
                                         180        378,261.77          1
    304 HYWOOD STREET                  7.875          3,698.95         54
                                       7.625          3,698.95      730,000.00
1


    LELAND           MI   49654          4            11/01/99         00
    1188048                              29           12/01/99          0
    1188048                              O            11/01/14
    0


    3294913          623/623             F          400,000.00         ZZ
                                         180        386,712.93          1
    6464 BRIDLEWOOD COURT NE           7.875          3,793.80         57
                                       7.625          3,793.80      709,500.00
    ADA              MI   49301          1            09/29/99         00
    1375274                              05           11/01/99          0
    1375274                              O            10/01/14
    0


    3294931          623/623             F          649,950.00         ZZ
                                         180        634,403.19          1
    4540 RIVER TRAIL                   7.875          6,164.45         60
                                       7.625          6,164.45    1,100,000.00
    BLOOMFIELD       MI   48301          5            12/01/99         00
    1377245                              05           02/01/00          0
    1377245                              O            01/01/15
    0


    3294961          623/623             F          500,000.00         ZZ
                                         180        483,114.52          1
    13295 REDBIRD LANE                 7.750          4,706.38         71
                                       7.500          4,706.38      713,000.00
    GRAND HAVEN      MI   49417          2            11/22/99         00
    5221302                              05           01/01/00          0
    5221302                              O            12/01/14
    0


    3294976          623/623             F          264,100.00         ZZ
                                         180        258,590.55          1
    602 SOUTH LOOMIS                   7.875          2,504.86         84
                                       7.625          2,504.86      315,000.00
    CHICAGO          IL   60607          2            01/12/00         10
    5225251                              09           03/01/00         12
    5225251                              O            02/01/15
    0


    3298924          736/G01             F          650,000.00         ZZ
                                         180        638,442.19          1
    624 ESTRELLA AVENUE                8.375          6,353.28         48
                                       8.125          6,353.28    1,375,000.00
    ARCADIA          CA   91007          2            02/23/00         00
    0431961945                           05           04/01/00          0
    100484195                            O            03/01/15
    0
1




    3364461          943/943             F          310,000.00         ZZ
                                         180        302,505.29          1
    197 8TH STREET PH#25               7.750          2,917.95         54
                                       7.500          2,917.95      575,000.00
    CHARLESTOWN      MA   02129          1            12/06/99         00
    9080045831                           08           02/01/00          0
    9080045831                           O            01/01/15
    0


    3364506          943/943             F          470,000.00         T
                                         180        463,116.88          1
    416 MYRTLE POND ROAD               8.000          4,491.57         65
                                       7.750          4,491.57      726,000.00
    COROLLA          NC   27927          1            03/14/00         00
    9090000523                           03           05/01/00          0
    9090000523                           O            04/01/15
    0


    3395986          956/G01             F          305,000.00         ZZ
                                         180        301,320.80          1
    12702 YOUNG LANE                   7.625          2,849.10         61
                                       7.375          2,849.10      506,295.00
    NORTH POTOMAC    MD   20878          1            04/10/00         00
    0432005197                           03           06/01/00          0
    2810030317                           O            05/01/15
    0


    3416300          461/461             F          700,000.00         ZZ
                                         180        691,915.97          1
    6 SAN MIGUEL                       8.125          6,740.18         55
                                       7.875          6,740.18    1,290,000.00
    ROLLING HILLS E  CA   90274          1            04/17/00         00
    9023759392                           03           06/01/00          0
    9023759392                           O            05/01/15
    0


    3476646          429/S48             F          350,000.00         T
                                         180        345,957.99          1
    113 STOCKMAN TRAIL                 8.125          3,370.09         59
                                       7.875          3,370.09      595,000.00
    GEORGETOWN       TX   78628          1            04/20/00         00
    28448470                             09           06/01/00          0
    28448470                             O            05/01/15
    0


    3476647          429/S48             F          400,000.00         ZZ
                                         180        395,380.55          1
1


    1320 S MORAINE DRIVE               8.125          3,851.53         58
                                       7.875          3,851.53      690,000.00
    VAIL             CO   81658          1            04/18/00         00
    28453934                             05           06/01/00          0
    28453934                             O            05/01/15
    0


    3476658          429/S48             F          370,000.00         T
                                         180        365,727.00          1
    119 CAMPBELL PLACE                 8.125          3,562.67         62
                                       7.875          3,562.67      600,000.00
    BETHANY BEACH    DE   19930          1            04/20/00         00
    28501179                             05           06/01/00          0
    28501179                             O            05/01/15
    0


    3476671          429/S48             F          552,000.00         ZZ
                                         180        523,522.57          1
    9491E CALLE DE LAS BR              8.250          5,355.18         62
                                       8.000          5,355.18      900,000.00
    SCOTTSDALE       AZ   85255          2            04/21/00         00
    6447506103                           09           06/01/00          0
    6447506103                           O            05/01/15
    0


    3476814          286/286             F          302,400.00         ZZ
                                         180        298,869.29          1
    17314 CYPRESS ROSE HILL            8.000          2,889.90         80
                                       7.750          2,889.90      378,000.00
    CYPRESS          TX   77429          1            05/01/00         00
    0000024871                           05           06/01/00          0
    0000024871                           O            05/01/15
    0


    3476815          286/286             F          390,000.00         ZZ
                                         180        385,446.52          1
    1114 RIVER RD                      8.000          3,727.05         68
                                       7.750          3,727.05      580,000.00
    MONTGOMERY       TX   77356          1            04/27/00         00
    0000028075                           03           06/01/00          0
    0000028075                           O            05/01/15
    0


    3476819          286/286             F          319,150.00         ZZ
                                         180        315,228.55          1
    1053 WILSHIRE WAY                  7.875          3,026.98         56
                                       7.625          3,026.98      575,000.00
    BRENTWOOD        TN   37027          2            04/25/00         00
    0000035728                           03           06/01/00          0
1


    0000035728                           O            05/01/15
    0


    3476824          286/286             F          396,000.00         ZZ
                                         180        391,376.46          1
    119 STERLING OAK LN                8.000          3,784.39         80
                                       7.750          3,784.39      495,000.00
    MOORESVILLE      NC   28117          1            04/10/00         00
    0000654593                           05           06/01/00          0
    0000654593                           O            05/01/15
    0


    3476828          286/286             F          318,000.00         ZZ
                                         180        314,407.23          1
    4005 N SONORAN HILLS               8.375          3,108.22         95
                                       8.125          3,108.22      334,788.00
    MESA             AZ   85207          1            04/19/00         11
    0009631850                           03           06/01/00         30
    0009631850                           O            05/01/15
    0


    3492616          E84/G01             F          293,500.00         ZZ
                                         180        290,966.46          1
    1205 BLUFFS PLACE                  8.125          2,826.06         58
                                       7.875          2,826.06      510,000.00
    AUBURN           CA   95603          1            05/03/00         00
    0432077428                           03           07/01/00          0
    75500360                             O            06/01/15
    0


    3493000          E84/G01             F          507,900.00         ZZ
                                         180        500,462.69          1
    1487 NORTH  COUNTRY RANCH ROAD     8.000          4,853.76         53
                                       7.750          4,853.76      975,000.00
    WESTLAKE VILLAG  CA   91361          1            03/14/00         00
    0432073401                           03           05/01/00          0
    10000825                             O            04/01/15
    0


    3493232          E84/G01             F          300,000.00         ZZ
                                         180        288,730.93          1
    9709 NORTH WEST SAWYER COURT       7.750          2,823.83         80
                                       7.500          2,823.83      375,000.00
    PORTLAND         OR   97229          1            03/16/00         00
    0432073393                           03           05/01/00          0
    19600043                             O            04/01/15
    0


1


    3493318          E84/G01             F          486,400.00         ZZ
                                         180        480,782.75          1
    13315 RIDGEWOOD DRIVE              8.125          4,683.46         80
                                       7.875          4,683.46      608,000.00
    ELLICOTT CITY    MD   21042          1            04/25/00         00
    0432077378                           05           06/01/00          0
    70301413                             O            05/01/15
    0


    3493600          E84/G01             F          268,000.00         ZZ
                                         180        264,159.78          1
    9831 SOUTH OSWEGO AVENUE           8.250          2,599.98         80
                                       8.000          2,599.98      335,000.00
    TULSA            OK   74137          1            03/28/00         00
    0432089001                           03           05/01/00          0
    80007547                             O            04/01/15
    0


    3497711          637/G01             F          292,000.00         ZZ
                                         180        289,479.39          1
    14623 SE 246TH PLACE               8.125          2,811.62         80
                                       7.875          2,811.62      365,000.00
    KENT             WA   98042          1            05/15/00         00
    0432076669                           03           07/01/00          0
    0015389653                           O            06/01/15
    0


    3504086          A35/G01             F          415,000.00         ZZ
                                         180        412,619.85          1
    41-32 MORGAN STREET                8.125          3,995.96         59
                                       7.875          3,995.96      715,000.00
    LITTLE NECK      NY   11363          1            06/02/00         00
    0432075786                           05           08/01/00          0
    000                                  O            07/01/15
    0


    3510842          E22/G01             F           22,750.00         ZZ
                                         180         22,626.59          1
    4240 CRESTLINE AVENUE              8.750            227.37         16
                                       8.500            227.37      145,000.00
    FAIR OAKS        CA   95628          1            06/02/00         00
    0411985443                           05           08/01/00          0
    0411985443                           O            07/01/15
    0


    3512616          L46/L46             F          269,400.00         ZZ
                                         180        265,455.11          1
    7310 PALDAO DRIVE                  8.000          2,574.53         80
                                       7.750          2,574.53      336,800.00
1


    DALLAS           TX   75240          1            03/31/00         00
    0000912840                           05           05/01/00          0
    0000912840                           O            04/01/15
    0


    3536440          S48/S48             F          438,000.00         ZZ
                                         180        432,886.11          1
    6306  PICKENS STREET #1            8.000          4,185.76         80
                                       7.750          4,185.76      548,614.00
    HOUSTON          TX   77007          1            04/27/00         00
    23869498                             05           06/01/00          0
    23869498                             O            05/01/15
    0


    3536442          S48/S48             F          275,000.00         ZZ
                                         180        272,652.14          1
    6325 WILSON ROAD                   8.250          2,667.89         58
                                       8.000          2,667.89      480,000.00
    COLORADO SPRING  CO   80919          2            05/04/00         00
    28440691                             05           07/01/00          0
    28440691                             O            06/01/15
    0


    3536443          S48/S48             F          325,000.00         ZZ
                                         180        322,225.26          1
    6085 SOUTH BISCAY STREET           8.250          3,152.96         64
                                       8.000          3,152.96      515,708.00
    AURORA           CO   80016          1            05/09/00         00
    28481760                             03           07/01/00          0
    28481760                             O            06/01/15
    0


    3536444          S48/S48             F          425,000.00         T
                                         180        420,004.71          1
    2814  KOLEPA PLACE                 8.250          4,123.10         69
                                       8.000          4,123.10      620,000.00
    LAHAINA          HI   96761          1            04/19/00         00
    28490191                             05           06/01/00          0
    28490191                             O            05/01/15
    0


    3536445          S48/S48             F          299,808.00         ZZ
                                         180        297,191.40          1
    2737 CHRISTOPHER CREEK ROAD N      8.000          2,865.13         91
                                       7.750          2,865.13      329,900.00
    JACKSONVILLE     FL   32217          1            05/08/00         11
    28495919                             03           07/01/00         25
    28495919                             O            06/01/15
    0
1




    3536446          S48/S48             F          400,000.00         ZZ
                                         180        392,939.77          1
    3980  CORRAL DRIVE                 7.625          3,736.52         67
                                       7.375          3,736.52      600,000.00
    RAPID CITY       SD   57702          2            03/28/00         00
    28510113                             05           05/01/00          0
    28510113                             O            04/01/15
    0


    3536447          S48/S48             F          303,000.00         ZZ
                                         180        299,576.68          1
    308  WESTOE ROAD                   8.375          2,961.61         51
                                       8.125          2,961.61      595,000.00
    RICHMOND         VA   23229          2            05/01/00         00
    28523264                             05           06/01/00          0
    28523264                             O            05/01/15
    0


    3536448          S48/S48             F          325,000.00         ZZ
                                         180        319,666.63          1
    5008  SHEFFIELD AVENUE             8.250          3,152.96         49
                                       8.000          3,152.96      675,000.00
    POWELL           OH   43065          1            05/08/00         00
    28530475                             05           07/01/00          0
    28530475                             O            06/01/15
    0


    3536449          S48/S48             F          320,000.00         ZZ
                                         180        317,176.43          1
    10805  MELVA ROAD                  7.875          3,035.04         42
                                       7.625          3,035.04      770,000.00
    LA MESA          CA   91941          1            05/23/00         00
    28531226                             05           07/01/00          0
    28531226                             O            06/01/15
    0


    3536450          S48/S48             F          400,000.00         ZZ
                                         180        395,329.78          1
    306 EVERGREEN LANE                 8.000          3,822.61         46
                                       7.750          3,822.61      875,000.00
    MILL VALLEY      CA   94941          5            04/26/00         00
    28537801                             05           06/01/00          0
    28537801                             O            05/01/15
    0


    3536451          S48/S48             F          300,000.00         ZZ
                                         180        296,684.47          1
1


    6518  BLACK HEAD ROAD              8.625          2,976.25         89
                                       8.375          2,976.25      340,000.00
    MIDDLE RIVE      MD   21220          2            10/15/99         19
    28562692                             05           06/01/00         25
    28562692                             O            05/01/15
    0


    3536452          S48/S48             F          318,900.00         ZZ
                                         180        316,177.34          1
    4400 BISCAYNE DRIVE                8.250          3,093.78         80
                                       8.000          3,093.78      398,632.00
    FLOWER MOUND     TX   75028          1            05/08/00         00
    28570273                             03           07/01/00          0
    28570273                             O            06/01/15
    0


    3536453          S48/S48             F          360,000.00         ZZ
                                         180        357,059.61          1
    1042 AUBURN ROAD                   8.750          3,598.02         56
                                       8.500          3,598.02      645,000.00
    DACULA           GA   30019          2            05/11/00         00
    28576528                             05           07/01/00          0
    28576528                             O            06/01/15
    0


    3536454          S48/S48             F          405,000.00         ZZ
                                         180        401,387.13          1
    2810 ASHBERRY COURT                7.750          3,812.17         60
                                       7.500          3,812.17      675,000.00
    FULLERTON        CA   92835          1            05/03/00         00
    28580090                             03           07/01/00          0
    28580090                             O            06/01/15
    0


    3536455          S48/S48             F          319,600.00         ZZ
                                         180        317,018.49          1
    6900  JESTER WILD DRIVE            8.875          3,217.88         80
                                       8.625          3,217.88      399,500.00
    AUSTIN           TX   78750          1            05/22/00         00
    28600328                             03           07/01/00          0
    28600328                             O            06/01/15
    0


    3536456          S48/S48             F          300,000.00         T
                                         180        297,466.81          1
    2661  BEACH ROAD #P-27             8.375          2,932.28         57
                                       8.125          2,932.28      530,000.00
    WATSONVILLE      CA   95076          1            05/16/00         00
    6002698899                           01           07/01/00          0
1


    6002698899                           O            06/01/15
    0


    3536457          S48/S48             F          352,800.00         ZZ
                                         180        349,853.72          1
    1200  GULF BLVD 204                8.500          3,474.17         80
                                       8.250          3,474.17      441,000.00
    CLEARWATER       FL   33767          1            05/16/00         00
    6015264796                           08           07/01/00          0
    6015264796                           O            06/01/15
    0


    3536458          S48/S48             F          400,000.00         ZZ
                                         180        397,705.86          1
    95  BOGEY LANE                     8.125          3,851.53         37
                                       7.875          3,851.53    1,100,000.00
    NOVATO           CA   94949          1            06/01/00         00
    6021384067                           05           08/01/00          0
    6021384067                           O            07/01/15
    0


    3536459          S48/S48             F          597,600.00         ZZ
                                         180        592,269.01          1
    526 SILVER AVENUE                  7.750          5,625.07         80
                                       7.500          5,625.07      747,000.00
    HALF MOON BAY    CA   94019          1            05/26/00         00
    6045834956                           05           07/01/00          0
    6045834956                           O            06/01/15
    0


    3536460          S48/S48             F          356,000.00         ZZ
                                         180        352,960.60          1
    513 8TH STREET NORTH               8.250          3,453.70         80
                                       8.000          3,453.70      445,000.00
    NAPLES           FL   34102          1            05/18/00         00
    6109676376                           05           07/01/00          0
    6109676376                           O            06/01/15
    0


    3536461          S48/S48             F          310,080.00         ZZ
                                         180        307,403.33          1
    5932  STONE MEADOW DRIVE           8.125          2,985.71         80
                                       7.875          2,985.71      387,600.00
    PLANO            TX   75093          1            05/30/00         00
    6109917689                           03           07/01/00          0
    6109917689                           O            06/01/15
    0


1


    3536462          S48/S48             F          500,000.00         ZZ
                                         180        494,889.96          1
    7 LYON                             7.750          4,706.38         76
                                       7.500          4,706.38      660,000.00
    NEWPORT COAST    CA   92657          1            05/03/00         00
    6119730080                           03           07/01/00          0
    6119730080                           O            06/01/15
    0


    3536463          S48/S48             F          817,000.00         ZZ
                                         180        810,101.27          1
    1002 OAKDALE ROAD                  8.375          7,985.58         69
                                       8.125          7,985.58    1,200,000.00
    ATLANTA          GA   30307          2            05/11/00         00
    6156954973                           05           07/01/00          0
    6156954973                           O            06/01/15
    0


    3536464          S48/S48             F          288,000.00         ZZ
                                         180        285,568.13          1
    3030  PALATINE TERRACE AVENUE      8.375          2,814.99         80
                                       8.125          2,814.99      360,454.00
    HENDERSON        NV   89052          1            05/31/00         00
    6215194553                           03           07/01/00          0
    6215194553                           O            06/01/15
    0


    3536465          S48/S48             F          278,400.00         ZZ
                                         180        275,943.48          1
    3211  D ST                         7.875          2,640.49         80
                                       7.625          2,640.49      348,000.00
    HAYWARD          CA   94541          1            05/03/00         00
    6263820414                           05           07/01/00          0
    6263820414                           O            06/01/15
    0


    3536466          S48/S48             F          326,500.00         ZZ
                                         180        323,650.43          1
    1716 MORADA PLACE                  8.000          3,120.21         77
                                       7.750          3,120.21      425,000.00
    ALTADENA         CA   91001          2            05/09/00         00
    6335634959                           05           07/01/00          0
    6335634959                           O            06/01/15
    0


    3536467          S48/S48             F          330,000.00         ZZ
                                         180        327,023.91          1
    6432 MYRTLEWOOD DRIVE              7.625          3,082.63         52
                                       7.375          3,082.63      642,500.00
1


    CUPERTINO        CA   95014          2            05/17/00         00
    6385331837                           05           07/01/00          0
    6385331837                           O            06/01/15
    0


    3536468          S48/S48             F          300,000.00         ZZ
                                         180        297,381.74          1
    1255 RIPPLE CREEK DRIVE            8.000          2,866.96         62
                                       7.750          2,866.96      484,500.00
    HOUSTON          TX   77057          1            05/16/00         00
    6458851059                           03           07/01/00          0
    6458851059                           O            06/01/15
    0


    3536469          S48/S48             F          279,450.00         ZZ
                                         180        226,741.38          1
    803  BARRYKNOLL COURT              8.375          2,731.42         90
                                       8.125          2,731.42      310,500.00
    HOUSTON          TX   77024          1            05/24/00         04
    6465783683                           03           07/01/00         12
    6465783683                           O            06/01/15
    0


    3536470          S48/S48             F          339,100.00         ZZ
                                         180        336,330.29          1
    22365  WEST LYNDON LOOP            8.750          3,389.14         80
                                       8.500          3,389.14      423,900.00
    CASTRO VALLEY    CA   94552          1            05/18/00         00
    6537540459                           03           07/01/00          0
    6537540459                           O            06/01/15
    0


    3536471          S48/S48             F          400,000.00         T
                                         180        396,622.41          1
    2728  MIRA BELLA CIRCLE            8.375          3,909.71         60
                                       8.125          3,909.71      670,000.00
    MORGAN HILL      CA   95037          1            05/26/00         00
    6537979384                           05           07/01/00          0
    6537979384                           O            06/01/15
    0


    3536472          S48/S48             F          312,000.00         ZZ
                                         180        308,832.82          1
    1039 W. REMINGTON DRIVE            8.250          3,026.84         51
                                       8.000          3,026.84      615,000.00
    SUNNYVALE        CA   94087          2            05/17/00         00
    6621830345                           05           07/01/00          0
    6621830345                           O            06/01/15
    0
1




    3536473          S48/S48             F          310,000.00         ZZ
                                         180        307,382.34          1
    2200 BETTINA AVENUE                8.375          3,030.03         38
                                       8.125          3,030.03      820,000.00
    BELMONT          CA   94002          2            05/04/00         00
    6641706665                           05           07/01/00          0
    6641706665                           O            06/01/15
    0


    3536474          S48/S48             F          312,500.00         ZZ
                                         180        309,802.45          1
    18472 NOTTINGHAM LANE              8.125          3,009.01         50
                                       7.875          3,009.01      625,000.00
    ROWLAND HEIGHTS  CA   91748          1            05/25/00         00
    6652488260                           03           07/01/00          0
    6652488260                           O            06/01/15
    0


    3536475          S48/S48             F          320,000.00         ZZ
                                         180        318,263.88          1
    4253  GARIBALDI PLACE              8.750          3,198.24         80
                                       8.500          3,198.24      400,000.00
    PLEASANTON       CA   94566          5            06/01/00         00
    6725635533                           03           08/01/00          0
    6725635533                           O            07/01/15
    0


    3536476          S48/S48             F          544,000.00         ZZ
                                         180        541,048.60          1
    238-240 EAST 47TH STREET           8.750          5,437.01         80
    UNIT 26-D                          8.500          5,437.01      680,000.00
    NEW YORK         NY   10021          1            06/07/00         00
    6786787934                           08           08/01/00          0
    6786787934                           O            07/01/15
    0


    3536477          S48/S48             F          548,000.00         ZZ
                                         180        542,865.69          1
    18921  COUNTRY HILLS DRIVE         8.375          5,356.30         69
                                       8.125          5,356.30      800,000.00
    COTTONWOOD       CA   96022          1            05/22/00         00
    6799894586                           05           07/01/00          0
    6799894586                           O            06/01/15
    0


    3536478          S48/S48             F          340,000.00         ZZ
                                         180        337,097.19          1
1


    5320  GLICKMAN AVE                 8.250          3,298.48         66
                                       8.000          3,298.48      520,000.00
    TEMPLE CITY      CA   91780          1            05/17/00         00
    6820467295                           05           07/01/00          0
    6820467295                           O            06/01/15
    0


    3536479          S48/S48             F          300,000.00         ZZ
                                         180        297,381.74          1
    2645 S BAYSHORE DR #1602           8.000          2,866.96         67
                                       7.750          2,866.96      450,000.00
    MIAMI            FL   33133          1            05/22/00         00
    6852049573                           08           07/01/00          0
    6852049573                           O            06/01/15
    0


    3536480          S48/S48             F          282,000.00         ZZ
                                         180        279,592.37          1
    41348 CHAPEL WAY                   8.250          2,735.80         71
                                       8.000          2,735.80      400,000.00
    FREMONT          CA   94538          5            05/11/00         00
    6852164919                           05           07/01/00          0
    6852164919                           O            06/01/15
    0


    3536481          S48/S48             F          714,000.00         ZZ
                                         180        708,232.81          1
    5110  PINE                         8.875          7,188.87         70
                                       8.625          7,188.87    1,020,000.00
    BELLAIRE         TX   77401          1            05/30/00         00
    6945172556                           05           07/01/00          0
    6945172556                           O            06/01/15
    0


    3536482          S48/S48             F          360,000.00         ZZ
                                         180        355,469.70          1
    60  LAZY S LANE                    7.875          3,414.42         67
                                       7.625          3,414.42      540,000.00
    CHICO            CA   95928          1            05/10/00         00
    6975232403                           03           07/01/00          0
    6975232403                           O            06/01/15
    0


    3542436          076/076             F          430,000.00         ZZ
                                         180        426,310.06          1
    1024    PENINSULA DR               8.500          4,234.38         67
                                       8.250          4,234.38      650,000.00
    LAGRANGE         GA   30240          1            05/16/00         00
    9512095                              05           07/01/00          0
1


    9512095                              O            06/01/15
    0


    3542437          076/076             F          300,000.00         ZZ
                                         180        296,302.01          1
    2786    FLOWING SPRING RD          7.375          2,759.77         42
                                       7.125          2,759.77      720,000.00
    W VINCENT TWP    PA   19421          1            04/28/00         00
    9593391                              05           06/01/00          0
    9593391                              O            05/01/15
    0


    3542438          076/076             F          385,000.00         ZZ
                                         180        381,565.56          1
    #33 TASCOSITA CIRCLE               7.750          3,623.91         75
                                       7.500          3,623.91      520,000.00
    AMARILLO         TX   79124          2            05/26/00         00
    9677594                              05           07/01/00          0
    9677594                              O            06/01/15
    0


    3542439          076/076             F          252,700.00         ZZ
                                         180        249,717.21          1
    811     BUTTERMILK ROAD            7.875          2,396.74         70
                                       7.625          2,396.74      366,000.00
    CAVE SPRING      GA   30124          5            05/01/00         00
    9466321                              05           06/01/00          0
    9466321                              O            05/01/15
    0


    3544354          943/943             F          411,000.00         ZZ
                                         180        403,909.18          1
    7612 W 83RD ST                     8.250          3,987.28         75
                                       8.000          3,987.28      550,000.00
    PLAYA DEL REY    CA   90293          2            02/24/00         00
    2000003506                           05           04/01/00          0
    2000003506                           O            03/01/15
    0


    3544360          943/943             F          350,000.00         ZZ
                                         180        345,732.00          1
    30 HEATHCOTE DR                    7.500          3,244.55         36
                                       7.250          3,244.55      989,000.00
    MOUNT KISCO      NY   10549          1            04/13/00         00
    2000004190                           05           06/01/00          0
    2000004190                           O            05/01/15
    0


1


    3544361          943/943             F          300,000.00         ZZ
                                         180        297,204.91          1
    1 ALPAUGH DR                       7.250          2,738.59         62
                                       7.000          2,738.59      484,596.00
    ASBURY           NJ   08802          1            05/30/00         00
    2000004359                           05           07/01/00          0
    2000004359                           O            06/01/15
    0


    3544366          943/943             F          350,000.00         ZZ
                                         180        347,044.60          1
    140 WINDLAKE COVE                  8.375          3,421.00         50
                                       8.125          3,421.00      710,000.00
    ALPHARETTA       GA   30022          1            05/31/00         00
    2000004970                           03           07/01/00          0
    2000004970                           O            06/01/15
    0


    3544367          943/943             F          304,000.00         ZZ
                                         180        299,450.88          1
    647 VELARDE AVENUE                 7.750          2,861.48         80
                                       7.500          2,861.48      380,000.00
    CORAL GABLE      FL   33134          1            03/31/00         00
    2000005085                           05           05/01/00          0
    2000005085                           O            04/01/15
    0


    3544370          943/943             F          278,500.00         ZZ
                                         180        275,283.71          1
    LINDEN LANE                        8.125          2,681.63         32
                                       7.875          2,681.63      885,000.00
    EAST NORWIC      NY   11732          2            04/26/00         00
    2000005665                           05           06/01/00          0
    2000005665                           O            05/01/15
    0


    3544372          943/943             F          300,000.00         ZZ
                                         180        297,410.34          1
    333 WOODBURY RD                    8.125          2,888.65         40
                                       7.875          2,888.65      766,000.00
    COLD SPRING HAR  NY   11724          1            05/12/00         00
    2000006222                           05           07/01/00          0
    2000006222                           O            06/01/15
    0


    3544381          943/943             F          275,000.00         ZZ
                                         180        272,519.92          1
    6506 MOUNT BATTEN COURT            7.625          2,568.86         49
                                       7.375          2,568.86      565,000.00
1


    PROSPECT         KY   40059          1            05/26/00         00
    2000007424                           05           07/01/00          0
    2000007424                           O            06/01/15
    0


    3544382          943/943             F          288,000.00         ZZ
                                         180        284,673.98          1
    1030 AQUA LANE                     8.125          2,773.11         80
                                       7.875          2,773.11      360,000.00
    FORT MYERS       FL   33901          1            04/21/00         00
    2000007614                           05           06/01/00          0
    2000007614                           O            05/01/15
    0


    3544383          943/943             F          300,000.00         ZZ
                                         180        297,410.34          1
    2452 JACARANDA                     8.125          2,888.65         75
                                       7.875          2,888.65      400,000.00
    OXNARD           CA   93030          1            05/25/00         00
    2000007678                           05           07/01/00          0
    2000007678                           O            06/01/15
    0


    3544397          943/943             F          279,200.00         ZZ
                                         180        274,976.63          1
    7200 MACKINTOSH PLACE              7.625          2,608.09         80
                                       7.375          2,608.09      349,000.00
    SUMMERFIELD      NC   27358          1            03/03/00         00
    9080048819                           03           05/01/00          0
    9080048819                           O            04/01/15
    0


    3544399          943/943             F          460,000.00         ZZ
                                         180        453,041.72          1
    15713 CHESDIN POINT DRIVE          7.625          4,297.00         64
                                       7.375          4,297.00      725,000.00
    CHESTERFIELD     VA   23832          2            03/10/00         00
    9080049230                           03           05/01/00          0
    9080049230                           O            04/01/15
    0


    3544401          943/943             F          400,000.00         ZZ
                                         180        392,716.08          1
    26 WARREN AVENUE                   7.625          3,736.52         56
                                       7.375          3,736.52      715,000.00
    PLYMOUTH         MA   02360          1            02/23/00         00
    9080049746                           05           04/01/00          0
    9080049746                           O            03/01/15
    0
1




    3544403          943/943             F          288,000.00         ZZ
                                         180        282,922.34          1
    18404 COOK RD SE                   8.000          2,752.28         80
                                       7.750          2,752.28      360,000.00
    YELM             WA   98597          1            02/10/00         00
    9080049809                           05           04/01/00          0
    9080049809                           O            03/01/15
    0


    3544405          943/943             F          300,000.00         ZZ
                                         180        295,606.97          1
    414 NORTH BAY DRIVE                8.000          2,866.96         60
                                       7.750          2,866.96      500,000.00
    LIZELLA          GA   31052          2            03/31/00         00
    9080050752                           03           05/01/00          0
    9080050752                           O            04/01/15
    0


    3544410          943/943             F          330,000.00         ZZ
                                         180        325,008.19          1
    655 5TH STREET UNIT #15            7.625          3,082.63         63
                                       7.375          3,082.63      529,690.00
    SAN FRANCISCO    CA   94107          1            03/01/00         00
    9080051647                           01           05/01/00          0
    9080051647                           O            04/01/15
    0


    3544411          943/943             F          300,000.00         ZZ
                                         180        295,607.01          1
    6648 NW 103RD LN                   8.000          2,866.96         67
                                       7.750          2,866.96      450,000.00
    PARKLAND         FL   33076          1            03/17/00         00
    9080051780                           03           05/01/00          0
    9080051780                           O            04/01/15
    0


    3544412          943/943             F          350,000.00         ZZ
                                         180        341,190.01          1
    4420 WAVY OAK DRIVE                7.500          3,244.54         54
                                       7.250          3,244.54      660,000.00
    COLORADO SPRING  CO   80908          2            12/17/99         00
    9080051926                           05           02/01/00          0
    9080051926                           O            01/01/15
    0


    3544413          943/943             F          351,200.00         ZZ
                                         180        341,315.32          1
1


    48601 TAOS ROAD                    7.875          3,330.96         80
                                       7.625          3,330.96      439,000.00
    FREMONT          CA   94539          1            11/08/99         00
    9080051929                           05           01/01/00          0
    9080051929                           O            12/01/14
    0


    3544417          943/943             F          400,000.00         ZZ
                                         180        394,330.74          1
    4 BEECHWOOD DRIVE                  8.375          3,909.71         75
                                       8.125          3,909.71      539,506.00
    MANALAPAN        NJ   07726          1            03/22/00         00
    9080052106                           05           05/01/00          0
    9080052106                           O            04/01/15
    0


    3544419          943/943             F          699,950.00         ZZ
                                         180        691,688.17          1
    1601 ARYANA DRIVE                  7.875          6,638.67         58
                                       7.625          6,638.67    1,211,000.00
    ENCINITAS        CA   92024          2            04/03/00         00
    9080052286                           03           06/01/00          0
    9080052286                           O            05/01/15
    0


    3544420          943/943             F          492,000.00         ZZ
                                         180        484,795.52          1
    2131 COVE COURT                    8.000          4,701.81         80
                                       7.750          4,701.81      615,000.00
    BATON ROUGE      LA   70809          1            03/21/00         00
    9080052330                           03           05/01/00          0
    9080052330                           O            04/01/15
    0


    3544421          943/943             F          346,850.00         ZZ
                                         180        340,734.31          1
    108 STURDIVANT ROAD                8.000          3,314.68         90
                                       7.750          3,314.68      385,431.00
    DURHAM           NC   27705          1            02/28/00         10
    9080052342                           03           04/01/00         25
    9080052342                           O            03/01/15
    0


    3544422          943/943             F          366,000.00         ZZ
                                         180        361,719.05          1
    2781 EAGLE PEAK CIRCLE             8.250          3,550.71         72
                                       8.000          3,550.71      515,000.00
    COTOPAXI         CO   81223          2            04/27/00         00
    9080052441                           05           06/01/00          0
1


    9080052441                           O            05/01/15
    0


    3544423          943/943             F          448,000.00         ZZ
                                         180        442,882.63          1
    12152 MORESTEAD COURT              8.250          4,346.23         80
                                       8.000          4,346.23      560,000.00
    GLEN ALLEN       VA   23060          1            04/13/00         00
    9080052475                           03           06/01/00          0
    9080052475                           O            05/01/15
    0


    3544424          943/943             F          410,000.00         ZZ
                                         180        403,996.24          1
    21 OVERBROOK DRIVE                 8.000          3,918.18         49
                                       7.750          3,918.18      840,000.00
    LADUE            MO   63124          2            03/24/00         00
    9080052493                           05           05/01/00          0
    9080052493                           O            04/01/15
    0


    3544429          943/943             F          386,000.00         ZZ
                                         180        380,310.33          1
    10628 BEECHKNOLL LANE              8.125          3,716.73         74
                                       7.875          3,716.73      525,000.00
    POTOMAC          MD   20854          2            03/15/00         00
    9080052735                           03           05/01/00          0
    9080052735                           O            04/01/15
    0


    3544432          943/943             F          360,000.00         ZZ
                                         180        354,495.37          1
    27164 WOODBLUFF ROAD               7.500          3,337.25         59
                                       7.250          3,337.25      620,000.00
    LAGUNA HILLS     CA   92653          1            03/23/00         00
    9080053191                           03           05/01/00          0
    9080053191                           O            04/01/15
    0


    3544433          943/943             F          350,000.00         ZZ
                                         180        344,930.32          1
    80 WHEATSHEAF LANE                 8.125          3,370.09         65
                                       7.875          3,370.09      540,000.00
    PRINCETON        NJ   08540          5            03/23/00         00
    9080053222                           05           05/01/00          0
    9080053222                           O            04/01/15
    0


1


    3544435          943/943             F          480,000.00         ZZ
                                         180        472,817.17          1
    16 REGENTS                         7.750          4,518.13         49
                                       7.500          4,518.13      980,000.00
    NEWPORT BEACH    CA   92660          1            03/13/00         00
    9080053323                           03           05/01/00          0
    9080053323                           O            04/01/15
    0


    3544439          943/943             F          279,000.00         ZZ
                                         180        236,293.23          1
    330 GRIST MILL ROAD                7.625          2,606.22         47
                                       7.375          2,606.22      599,000.00
    BERNARDS TOWNSH  NJ   07920          1            05/08/00         00
    9080053369                           05           07/01/00          0
    9080053369                           O            06/01/15
    0


    3544441          943/943             F          699,000.00         ZZ
                                         180        688,764.38          1
    114 EAST SHORE AVENUE              8.000          6,680.01         76
                                       7.750          6,680.01      925,000.00
    GROTON           CT   06340          1            03/15/00         00
    9080053521                           05           05/01/00          0
    9080053521                           O            04/01/15
    0


    3544442          943/943             F          269,700.00         ZZ
                                         180        265,531.54          1
    15593 RONCONI DRIVE                7.375          2,481.04         80
                                       7.125          2,481.04      337,213.00
    SAN LORENZO      CA   94580          1            03/20/00         00
    9080053523                           03           05/01/00          0
    9080053523                           O            04/01/15
    0


    3544443          943/943             F          400,000.00         T
                                         180        395,430.84          1
    425 SUNSET CLIFF                   8.250          3,880.57         78
                                       8.000          3,880.57      514,500.00
    JASPER           GA   30143          2            04/27/00         00
    9080053638                           05           06/01/00          0
    9080053638                           O            05/01/15
    0


    3544444          943/943             F          438,400.00         ZZ
                                         180        431,696.66          1
    1093 BROADWAY AVENUE               7.500          4,064.02         80
                                       7.250          4,064.02      548,000.00
1


    SAN JOSE         CA   95125          1            03/24/00         00
    9080053696                           05           05/01/00          0
    9080053696                           O            04/01/15
    0


    3544445          943/943             F          508,000.00         ZZ
                                         180        500,800.70          1
    69 LAUREL DRIVE                    8.375          4,965.32         80
                                       8.125          4,965.32      635,000.00
    NEEDHAM          MA   02492          2            03/27/00         00
    9080053772                           05           05/01/00          0
    9080053772                           O            04/01/15
    0


    3544447          943/943             F          515,000.00         ZZ
                                         180        507,458.73          1
    3526 LAKESTONE COURT               8.000          4,921.61         69
                                       7.750          4,921.61      750,000.00
    MARTINEZ         GA   30907          2            03/27/00         00
    9080053842                           05           05/01/00          0
    9080053842                           O            04/01/15
    0


    3544448          943/943             F          378,000.00         T
                                         180        374,737.04          1
    1110 EAGLE BLUFF COURT             8.125          3,639.70         78
                                       7.875          3,639.70      486,000.00
    GREENSBORO       GA   30642          2            05/15/00         00
    9080053847                           05           07/01/00          0
    9080053847                           O            06/01/15
    0


    3544452          943/943             F          447,000.00         ZZ
                                         180        440,453.82          1
    101 RED BAY ROAD                   8.000          4,271.76         50
                                       7.750          4,271.76      900,000.00
    ELGIN            SC   29045          2            03/20/00         00
    9080054104                           03           05/01/00          0
    9080054104                           O            04/01/15
    0


    3544454          943/943             F          283,500.00         ZZ
                                         180        278,797.43          1
    72 CHEROKEE LAKE DRIVE             7.875          2,688.86         90
                                       7.625          2,688.86      315,000.00
    RINGGOLD         GA   30736          2            03/20/00         10
    9080054201                           05           05/01/00         25
    9080054201                           O            04/01/15
    0
1




    3544456          943/943             F          489,500.00         T
                                         180        482,562.85          1
    161 TOMAHAWK DRIVE                 8.375          4,784.50         50
                                       8.125          4,784.50      979,000.00
    PALM DESERT      CA   92211          1            03/23/00         00
    9080054277                           03           05/01/00          0
    9080054277                           O            04/01/15
    0


    3544457          943/943             F          600,000.00         ZZ
                                         180        591,309.10          1
    7407 PEBBLE HILL DRIVE             8.125          5,777.30         72
                                       7.875          5,777.30      840,000.00
    COLLEYVILLE      TX   76034          2            03/29/00         00
    9080054381                           03           05/01/00          0
    9080054381                           O            04/01/15
    0


    3544458          943/943             F          367,000.00         ZZ
                                         180        362,807.83          1
    1809 SLEEPY HOLLOW LANE            8.250          3,560.42         51
                                       8.000          3,560.42      730,832.00
    PETALUMA         CA   94954          1            04/13/00         00
    9080054388                           05           06/01/00          0
    9080054388                           O            05/01/15
    0


    3544459          943/943             F          800,000.00         ZZ
                                         180        788,285.41          1
    4709 GREEN RIVER COURT             8.000          7,645.22         70
                                       7.750          7,645.22    1,147,000.00
    MARIETTA         GA   30068          1            03/27/00         00
    9080054390                           03           05/01/00          0
    9080054390                           O            04/01/15
    0


    3544461          943/943             F          650,000.00         ZZ
                                         180        634,986.05          1
    1133 EDINBURGH ROAD                7.875          6,164.93         70
                                       7.625          6,164.93      930,000.00
    SAN DIMAS        CA   91773          1            03/20/00         00
    9080054431                           05           05/01/00          0
    9080054431                           O            04/01/15
    0


    3544462          943/943             F          275,000.00         ZZ
                                         180        270,255.56          1
1


    8780 FRUIT BARN LANE               7.500          2,549.28         58
                                       7.250          2,549.28      475,000.00
    SAN JOSE         CA   95135          2            03/17/00         00
    9080054440                           01           05/01/00          0
    9080054440                           O            04/01/15
    0


    3544464          943/943             F          290,000.00         ZZ
                                         180        286,539.52          1
    6119 GRAND AVENUE                  7.750          2,729.70         60
                                       7.500          2,729.70      490,000.00
    DOWNERS GROVE    IL   60516          1            04/07/00         00
    9080054734                           05           06/01/00          0
    9080054734                           O            05/01/15
    0


    3544467          943/943             F          312,000.00         ZZ
                                         180        307,177.70          1
    718 ABERDEEN WAY                   7.375          2,870.17         80
                                       7.125          2,870.17      390,000.00
    SOUTHLAKE        TX   76092          1            03/29/00         00
    9080054805                           03           05/01/00          0
    9080054805                           O            04/01/15
    0


    3544469          943/943             F          398,750.00         ZZ
                                         180        391,296.94          1
    6175 WOOSTER AVENUE                7.875          3,781.95         60
                                       7.625          3,781.95      665,000.00
    LOS ANGELES      CA   90056          5            04/19/00         00
    9080054899                           05           06/01/00          0
    9080054899                           O            05/01/15
    0


    3544472          943/943             F          488,500.00         ZZ
                                         180        481,652.50          1
    6 LYDIA DRIVE                      8.500          4,810.45         80
                                       8.250          4,810.45      611,000.00
    WEST NEW YORK    NJ   07093          1            03/30/00         00
    9080054955                           01           05/01/00          0
    9080054955                           O            04/01/15
    0


    3544473          943/943             F          675,000.00         ZZ
                                         180        660,893.74          1
    1729 BISON MEADOW LANE             7.750          6,353.61         78
                                       7.500          6,353.61      876,300.00
    HEATH            TX   75087          1            04/19/00         00
    9080054956                           03           06/01/00          0
1


    9080054956                           O            05/01/15
    0


    3544475          943/943             F          550,000.00         ZZ
                                         180        471,930.62          1
    7056 ELMSDALE DRIVE                8.000          5,256.09         71
                                       7.750          5,256.09      775,000.00
    SAN JOSE         CA   95210          1            04/05/00         00
    9080055143                           03           06/01/00          0
    9080055143                           O            05/01/15
    0


    3544478          943/943             F          281,500.00         ZZ
                                         180        276,590.45          1
    5437 RIDGEVALE ROAD                8.125          2,710.51         60
                                       7.875          2,710.51      470,000.00
    PLEASANTON       CA   94566          2            02/16/00         00
    9080055311                           05           04/01/00          0
    9080055311                           O            03/01/15
    0


    3544482          943/943             F          289,600.00         ZZ
                                         180        286,218.77          1
    12116 CARLSBAD DRIVE               8.000          2,767.57         80
                                       7.750          2,767.57      362,000.00
    AUSTIN           TX   78733          1            04/28/00         00
    9080055372                           03           06/01/00          0
    9080055372                           O            05/01/15
    0


    3544484          943/943             F          325,000.00         ZZ
                                         180        321,121.87          1
    216 MORAGA WAY                     7.750          3,059.15         50
                                       7.500          3,059.15      650,000.00
    ORINDA           CA   94563          1            04/03/00         00
    9080055436                           05           06/01/00          0
    9080055436                           O            05/01/15
    0


    3544485          943/943             F          334,400.00         ZZ
                                         180        330,494.65          1
    4022 JORDAN RD                     8.000          3,195.71         80
                                       7.750          3,195.71      418,000.00
    GREER            SC   29651          2            04/14/00         00
    9080055446                           05           06/01/00          0
    9080055446                           O            05/01/15
    0


1


    3544490          943/943             F          492,000.00         ZZ
                                         180        486,255.63          1
    1513 HIGHWOOD DRIVE                8.000          4,701.81         80
                                       7.750          4,701.81      615,000.00
    MCLEAN           VA   22101          1            04/13/00         00
    9080055548                           05           06/01/00          0
    9080055548                           O            05/01/15
    0


    3544492          943/943             F          372,800.00         ZZ
                                         180        368,351.49          1
    29 BEALL CIRCLE AKA                7.750          3,509.08         80
    14 CASSILIS AVENUE                 7.500          3,509.08      466,000.00
    YONKERS          NY   10708          1            04/28/00         00
    9080055593                           05           06/01/00          0
    9080055593                           O            05/01/15
    0


    3544496          943/943             F          650,000.00         T
                                         180        644,389.10          1
    192 COLD MOUNTAIN ROAD             8.125          6,258.74         27
                                       7.875          6,258.74    2,450,000.00
    LAKE TOXAWAY     NC   28747          2            05/19/00         00
    9080055776                           03           07/01/00          0
    9080055776                           O            06/01/15
    0


    3544499          943/943             F          367,000.00         ZZ
                                         180        362,715.10          1
    7745 HENEFER AVENUE                8.000          3,507.24         65
                                       7.750          3,507.24      567,000.00
    LOS ANGELES      CA   90045          1            04/04/00         00
    9080055932                           05           06/01/00          0
    9080055932                           O            05/01/15
    0


    3544507          943/943             F          344,000.00         ZZ
                                         180        338,962.76          1
    2600 WEST DOUBLEGATE DRIVE         8.000          3,287.44         80
                                       7.750          3,287.44      430,000.00
    ALBANY           GA   31707          2            03/21/00         00
    9080056304                           05           05/01/00          0
    9080056304                           O            04/01/15
    0


    3544508          943/943             F          293,000.00         ZZ
                                         180        284,747.31          1
    155 POPE STREET                    7.375          2,695.38         72
                                       7.125          2,695.38      410,000.00
1


    SAN FRANCIS      CA   94112          2            11/11/99         00
    9080056366                           05           01/01/00          0
    9080056366                           O            12/01/14
    0


    3544509          943/943             F          295,000.00         ZZ
                                         180        291,441.42          1
    3130 DENTON PLACE                  7.625          2,755.69         50
                                       7.375          2,755.69      595,580.00
    ROSWELL          GA   30075          1            04/21/00         00
    9080056367                           03           06/01/00          0
    9080056367                           O            05/01/15
    0


    3544510          943/943             F          300,000.00         ZZ
                                         180        291,645.23          1
    2160 WEST 236TH PLACE              8.125          2,888.65         75
                                       7.875          2,888.65      400,000.00
    TORRANCE         CA   90501          2            03/10/00         00
    9080056369                           05           05/01/00          0
    9080056369                           O            04/01/15
    0


    3544511          943/943             F          360,000.00         ZZ
                                         180        349,860.27          1
    780 CRESTON ROAD                   7.375          3,311.72         80
                                       7.125          3,311.72      450,000.00
    BERKELEY         CA   94708          1            11/04/99         00
    9080056370                           05           01/01/00          0
    9080056370                           O            12/01/14
    0


    3544512          943/943             F          273,000.00         ZZ
                                         180        266,186.13          1
    5281 EAST FAIRLEE COURT            7.375          2,511.39         73
                                       7.125          2,511.39      375,000.00
    ANAHEIM          CA   92807          2            12/02/99         00
    9080056371                           03           02/01/00          0
    9080056371                           O            01/01/15
    0


    3544513          943/943             F          277,600.00         ZZ
                                         180        272,758.41          1
    1426 EAST DIXON PLACE              8.125          2,672.96         80
                                       7.875          2,672.96      347,000.00
    PLACENTIA        CA   92870          1            02/07/00         00
    9080056372                           05           04/01/00          0
    9080056372                           O            03/01/15
    0
1




    3544514          943/943             F          580,000.00         ZZ
                                         180        571,320.79          1
    2050 NORTH ACACIA AVENUE           7.750          5,459.40         54
                                       7.500          5,459.40    1,080,000.00
    FULLERTON        CA   92831          1            03/01/00         00
    9080056373                           05           05/01/00          0
    9080056373                           O            04/01/15
    0


    3544515          943/943             F          378,100.00         ZZ
                                         180        370,478.44          1
    3419 WASSON COURT                  7.625          3,531.95         80
                                       7.375          3,531.95      472,670.00
    SAN JOSE         CA   95148          1            03/06/00         00
    9080056374                           05           05/01/00          0
    9080056374                           O            04/01/15
    0


    3544517          943/943             F          324,000.00         T
                                         180        318,410.25          1
    8992 NORTH STEWART ROAD            8.250          3,143.25         80
                                       8.000          3,143.25      405,000.00
    SUNDANCE         UT   84604          1            02/24/00         00
    9080056377                           01           04/01/00          0
    9080056377                           O            03/01/15
    0


    3544518          943/943             F          488,000.00         ZZ
                                         180        480,776.10          1
    1533 NOTTINGHAM CIRCLE             7.875          4,628.44         80
                                       7.625          4,628.44      610,000.00
    MEDFORD          OR   97504          2            03/02/00         00
    9080056378                           05           05/01/00          0
    9080056378                           O            04/01/15
    0


    3544519          943/943             F          332,000.00         ZZ
                                         180        327,138.48          1
    195 COYOTE VISTA                   8.000          3,172.76         80
                                       7.750          3,172.76      415,000.00
    SPRING BRANCH    TX   78070          2            03/01/00         00
    9080056380                           05           05/01/00          0
    9080056380                           O            04/01/15
    0


    3544520          943/943             F          400,000.00         ZZ
                                         180        394,206.08          1
1


    18 AMBERWOOD CIRCLE                8.125          3,851.53         79
                                       7.875          3,851.53      510,000.00
    SAVANNAH         GA   31405          1            03/22/00         00
    9080056381                           05           05/01/00          0
    9080056381                           O            04/01/15
    0


    3544521          943/943             F          360,000.00         ZZ
                                         180        353,856.32          1
    10 SPINDRIFT PLACE                 8.375          3,518.73         77
                                       8.125          3,518.73      469,000.00
    THE WOODLANDS    TX   77381          1            02/22/00         00
    9080056382                           05           04/01/00          0
    9080056382                           O            03/01/15
    0


    3544524          943/943             F          350,000.00         ZZ
                                         180        344,560.05          1
    2821 TUPELO COURT                  8.250          3,395.49         58
                                       8.000          3,395.49      604,000.00
    LONGWOOD         FL   32779          1            03/31/00         00
    9080056459                           03           05/01/00          0
    9080056459                           O            04/01/15
    0


    3544526          943/943             F          335,600.00         ZZ
                                         180        330,025.35          1
    3965 PARK GARDENS DRIVE            8.500          3,304.79         80
                                       8.250          3,304.79      419,565.00
    SANTA ROSA       CA   95404          1            02/24/00         00
    9080056597                           05           05/01/00          0
    9080056597                           O            04/01/15
    0


    3544528          943/943             F          417,900.00         ZZ
                                         180        412,470.14          1
    16876 ST JAMES DR                  7.625          3,903.73         59
                                       7.375          3,903.73      717,900.00
    POWAY            CA   92064          1            04/05/00         00
    9080056910                           05           06/01/00          0
    9080056910                           O            05/01/15
    0


    3544535          943/943             F          431,200.00         ZZ
                                         180        424,957.89          1
    2063 KINGSPOINTE DR                7.875          4,089.72         80
                                       7.625          4,089.72      539,000.00
    CHESTERFIELD     MO   63005          1            04/20/00         00
    9080057230                           03           06/01/00          0
1


    9080057230                           O            05/01/15
    0


    3544537          943/943             F          600,000.00         ZZ
                                         180        593,070.86          1
    303 HADDON COURT                   8.125          5,777.29         70
                                       7.875          5,777.29      864,000.00
    FRANKLIN         TN   37067          1            04/14/00         00
    9080057294                           03           06/01/00          0
    9080057294                           O            05/01/15
    0


    3544562          943/943             F          274,900.00         ZZ
                                         180        270,559.21          1
    5201 77TH AVENUE CT WEST           7.125          2,490.13         80
                                       6.875          2,490.13      343,742.00
    UNIVERSITY PLAC  WA   98467          1            03/07/00         00
    9080058454                           03           05/01/00          0
    9080058454                           O            04/01/15
    0


    3544568          943/943             F          420,000.00         T
                                         180        415,042.55          1
    5 SUNDEW RD                        7.875          3,983.49         80
                                       7.625          3,983.49      525,000.00
    SAVANNAH         GA   31411          1            04/28/00         00
    9080059029                           03           06/01/00          0
    9080059029                           O            05/01/15
    0


    3544570          943/943             F          300,000.00         ZZ
                                         180        296,196.82          1
    22718 LAW                          8.125          2,888.65         80
                                       7.875          2,888.65      375,000.00
    DEARBORN         MI   48124          1            04/17/00         00
    9080059050                           05           06/01/00          0
    9080059050                           O            05/01/15
    0


    3544577          943/943             F          300,000.00         ZZ
                                         180        296,393.43          1
    29 SOUTH TWENTIETH STREET          8.250          2,910.42         80
                                       8.000          2,910.42      375,000.00
    SAN JOSE         CA   95116          1            04/21/00         00
    9080059312                           05           06/01/00          0
    9080059312                           O            05/01/15
    0


1


    3544580          943/943             F          650,000.00         ZZ
                                         180        644,073.87          1
    14301 MILLBROOK DRIVE              7.500          6,025.58         73
    SHERMAN OAKS AREA                  7.250          6,025.58      900,000.00
    LOS ANGELES      CA   91423          1            05/10/00         00
    9080059506                           05           07/01/00          0
    9080059506                           O            06/01/15
    0


    3544586          943/943             F          340,000.00         ZZ
                                         180        336,073.49          1
    49-871 VIA KATALINA                8.125          3,273.80         80
                                       7.875          3,273.80      425,000.00
    LA QUINTA        CA   92253          1            04/27/00         00
    9080059708                           03           06/01/00          0
    9080059708                           O            05/01/15
    0


    3544587          943/943             F          310,500.00         ZZ
                                         180        306,830.81          1
    6525 BRIDGEWOOD VALLEY RD          7.875          2,944.94         90
                                       7.625          2,944.94      345,000.00
    ATLANTA          GA   30328          1            04/27/00         10
    9080059725                           05           06/01/00         12
    9080059725                           O            05/01/15
    0


    3544592          943/943             F          480,000.00         ZZ
                                         180        474,146.77          1
    129 NASON HILL ROAD                7.500          4,449.66         80
                                       7.250          4,449.66      600,000.00
    SHERBORN         MA   01770          1            04/07/00         00
    9080059948                           05           06/01/00          0
    9080059948                           O            05/01/15
    0


    3544603          943/943             F          300,000.00         ZZ
                                         180        297,352.91          1
    867 MUSEUM DRIVE                   7.875          2,845.35         40
                                       7.625          2,845.35      750,000.00
    CHARLOTTE        NC   28207          5            05/02/00         00
    9080060537                           05           07/01/00          0
    9080060537                           O            06/01/15
    0


    3544619          943/943             F          392,600.00         ZZ
                                         180        388,066.00          1
    4 SOUTHERN HILLS DR                8.125          3,780.28         80
                                       7.875          3,780.28      492,000.00
1


    SKILLMAN         NJ   08558          1            04/06/00         00
    9080061018                           03           06/01/00          0
    9080061018                           O            05/01/15
    0


    3544621          943/943             F          348,500.00         ZZ
                                         180        344,386.45          1
    904 BELLERIVE MANOR DR             7.875          3,305.35         80
                                       7.625          3,305.35      435,696.00
    CREVE COEUR      MO   63141          1            04/14/00         00
    9080061024                           03           06/01/00          0
    9080061024                           O            05/01/15
    0


    3544622          943/943             F          348,000.00         ZZ
                                         180        339,405.76          1
    312 UPPER COLLEGE TERRACE          7.500          3,226.00         80
                                       7.250          3,226.00      435,000.00
    FREDERICK        MD   21701          1            12/15/99         00
    9080061027                           05           02/01/00          0
    9080061027                           O            01/01/15
    0


    3544624          943/943             F          408,060.00         ZZ
                                         180        400,549.12          1
    8230 SECOND AVENUE                 7.500          3,782.77         80
                                       7.250          3,782.77      510,087.00
    VIENNA           VA   22182          1            02/18/00         00
    9080061032                           05           04/01/00          0
    9080061032                           O            03/01/15
    0


    3544625          943/943             F          346,000.00         T
                                         180        334,970.27          1
    219 PASEO PONDEROSA                8.250          3,356.69         80
    HYDE PARK ESTATES                  8.000          3,356.69      432,500.00
    SANTA FE         NM   87501          1            01/31/00         00
    9080061033                           05           03/01/00          0
    9080061033                           O            02/01/15
    0


    3544626          943/943             F          468,000.00         ZZ
                                         180        461,085.10          1
    2009 GROUSE STREET                 8.125          4,506.29         80
                                       7.875          4,506.29      585,000.00
    LAS VEGAS        NV   89134          1            04/03/00         00
    9080061035                           03           06/01/00          0
    9080061035                           O            05/01/15
    0
1




    3544627          943/943             F          300,000.00         ZZ
                                         180        292,352.48          1
    2345 56TH DRIVE                    7.125          2,717.50         37
                                       6.875          2,717.50      825,000.00
    BROOKLYN         NY   11234          1            12/23/99         00
    9080061036                           05           02/01/00          0
    9080061036                           O            01/01/15
    0


    3544628          943/943             F          500,000.00         ZZ
                                         180        487,409.75          1
    1530 BROOKHAVEN TR                 7.500          4,635.07         73
                                       7.250          4,635.07      685,000.00
    ATLANTA          GA   30319          1            12/17/99         00
    9080061038                           03           02/01/00          0
    9080061038                           O            01/01/15
    0


    3544629          943/943             F          270,000.00         ZZ
                                         180        264,245.48          1
    391 ADAMS                          7.625          2,522.16         90
                                       7.375          2,522.16      300,000.00
    GLENCOE          IL   60022          1            01/14/00         01
    9080061039                           05           03/01/00         12
    9080061039                           O            02/01/15
    0


    3544630          943/943             F          500,000.00         T
                                         180        488,167.15          1
    270 MEADOW RANCH DRIVE             8.000          4,778.27         72
                                       7.750          4,778.27      701,500.00
    SNOWMASS VI      CO   81615          1            01/03/00         00
    9080061040                           29           02/01/00          0
    9080061040                           O            01/01/15
    0


    3544631          943/943             F          409,600.00         ZZ
                                         180        403,731.40          1
    4408 WEST ITHICA STREET            8.250          3,973.69         80
                                       8.000          3,973.69      512,000.00
    BROKEN ARROW     OK   74012          1            03/15/00         00
    9080061042                           03           05/01/00          0
    9080061042                           O            04/01/15
    0


    3544641          943/943             F          400,000.00         ZZ
                                         180        392,975.05          1
1


    2701 SANTIAGO STREET               7.750          3,765.10         76
                                       7.500          3,765.10      527,000.00
    SAN FRANCISO     CA   94116          1            05/01/00         00
    9080063283                           05           07/01/00          0
    9080063283                           O            06/01/15
    0


    3544642          943/943             F          545,600.00         ZZ
                                         180        540,672.73          1
    2275 THREE SPRINGS DRIVE           7.625          5,096.61         80
                                       7.375          5,096.61      682,000.00
    WESTLAKE VILLAG  CA   91361          1            05/03/00         00
    9080063284                           03           07/01/00          0
    9080063284                           O            06/01/15
    0


    3544643          943/943             F          420,000.00         ZZ
                                         180        416,248.65          1
    4 MICHAEL DRIVE                    8.250          4,074.59         74
                                       8.000          4,074.59      570,000.00
    BURLINGTON       MA   01803          2            05/11/00         00
    9080063287                           05           07/01/00          0
    9080063287                           O            06/01/15
    0


    3544644          943/943             F          363,000.00         ZZ
                                         180        358,715.31          1
    5828 GOLD DUST DRIVE               7.875          3,442.87         80
                                       7.625          3,442.87      453,950.00
    CINCINNATI       OH   45247          1            04/28/00         00
    9080063288                           05           06/01/00          0
    9080063288                           O            05/01/15
    0


    3544645          943/943             F          320,000.00         ZZ
                                         180        317,176.43          1
    13468 STATE ROUTE 664 SOUTH        7.875          3,035.04         89
                                       7.625          3,035.04      360,000.00
    LOGAN            OH   43138          1            05/04/00         04
    9080063289                           05           07/01/00         25
    9080063289                           O            06/01/15
    0


    3544650          943/943             F          676,000.00         ZZ
                                         180        668,278.22          1
    9344 BAY DR                        8.250          6,558.15         80
                                       8.000          6,558.15      845,000.00
    SURFSIDE         FL   33154          1            04/19/00         00
    9090000939                           05           06/01/00          0
1


    9090000939                           O            05/01/15
    0


    3544654          943/943             F          290,000.00         ZZ
                                         180        283,950.69          1
    3619 VICTOR AVENUE                 7.750          2,729.70         68
                                       7.500          2,729.70      430,000.00
    OAKLAND          CA   94619          2            04/19/00         00
    9090001059                           05           06/01/00          0
    9090001059                           O            05/01/15
    0


    3544655          943/943             F          434,000.00         ZZ
                                         180        428,987.17          1
    895 BUENA VISTA DRIVE              8.125          4,178.91         70
                                       7.875          4,178.91      620,000.00
    WATSONVILLE      CA   95076          5            04/21/00         00
    9090001242                           05           06/01/00          0
    9090001242                           O            05/01/15
    0


    3544660          943/943             F          400,000.00         ZZ
                                         180        396,622.41          1
    70 MORICHES RD                     8.375          3,909.71         80
                                       8.125          3,909.71      500,000.00
    ST JAMES         NY   11780          1            05/03/00         00
    9090001598                           05           07/01/00          0
    9090001598                           O            06/01/15
    0


    3544667          943/943             F          310,000.00         ZZ
                                         180        307,324.02          1
    310 W 106TH STREET                 8.125          2,984.94         80
                                       7.875          2,984.94      387,500.00
    NEW YORK         NY   10025          1            05/22/00         00
    9090002453                           11           07/01/00          0
    9090002453                           O            06/01/15
    0


    3544669          943/943             F          404,000.00         ZZ
                                         180        383,212.11          1
    4245 GREENHORN CIR                 8.125          3,890.05         80
                                       7.875          3,890.05      505,000.00
    RENO             NV   89509          1            04/26/00         00
    9090002725                           03           06/01/00          0
    9090002725                           O            05/01/15
    0


1


    3544674          943/943             F          307,900.00         ZZ
                                         180        300,374.50          1
    506 EAST 32ND STREET UNIT E        8.500          3,032.02         80
                                       8.250          3,032.02      384,985.00
    CHICAGO          IL   60616          1            04/06/00         00
    9090002888                           09           06/01/00          0
    9090002888                           O            05/01/15
    0


    3544678          943/943             F          355,000.00         ZZ
                                         180        350,855.17          1
    364 VIA COLUSA                     8.000          3,392.57         60
                                       7.750          3,392.57      595,000.00
    REDONDO BEACH    CA   90277          1            04/11/00         00
    9090002916                           05           06/01/00          0
    9090002916                           O            05/01/15
    0


    3544680          943/943             F          585,000.00         T
                                         180        578,094.88          1
    2450 ADAIR STREET                  7.875          5,548.44         75
                                       7.625          5,548.44      780,000.00
    SAN MARINO       CA   91108          1            04/27/00         00
    9090003167                           05           06/01/00          0
    9090003167                           O            05/01/15
    0


    3544681          943/943             F          700,000.00         ZZ
                                         180        691,647.08          1
    48 SCHOONER HILL                   7.750          6,588.94         74
                                       7.500          6,588.94      950,000.00
    OAKLAND          CA   94618          1            04/24/00         00
    9090003470                           09           06/01/00          0
    9090003470                           O            05/01/15
    0


    3544692          943/943             F          339,500.00         ZZ
                                         180        337,552.85          1
    69 RIVER RD AKA 328 RIVER RD       8.125          3,268.99         71
                                       7.875          3,268.99      480,000.00
    RHINEBECK        NY   12572          2            06/02/00         00
    9090004309                           05           08/01/00          0
    9090004309                           O            07/01/15
    0


    3544699          943/943             F          329,600.00         T
                                         180        326,723.41          1
    2264 WEST VISTA DRIVE              8.000          3,149.83         80
                                       7.750          3,149.83      412,000.00
1


    LARKSPUR         CO   80118          1            05/19/00         00
    9090005047                           03           07/01/00          0
    9090005047                           O            06/01/15
    0


    3544713          943/943             F          628,000.00         ZZ
                                         180        623,437.82          1
    3414 ONION CREEK                   8.250          6,092.49         80
                                       8.000          6,092.49      785,000.00
    SUGAR LAND       TX   77479          1            06/02/00         00
    9090007644                           03           08/01/00          0
    9090007644                           O            07/01/15
    0


    3544719          943/943             F          524,000.00         ZZ
                                         180        514,860.97          1
    1405 MELBOURNE STREET              8.125          5,045.51         80
                                       7.875          5,045.51      655,000.00
    FOSTER CITY      CA   94404          1            02/22/00         00
    9090099806                           03           04/01/00          0
    9090099806                           O            03/01/15
    0


    3544723          943/943             F          367,500.00         ZZ
                                         120        359,384.14          1
    1922 RITTENHOUSE SQUARE            8.000          4,458.79         75
                                       7.750          4,458.79      490,000.00
    PHILADELPHI      PA   19103          5            04/26/00         00
    9111193740                           05           06/01/00          0
    9111193740                           O            05/01/10
    0


    3544726          943/943             F          350,000.00         ZZ
                                         180        344,705.64          1
    7301 NEW FOREST LANE               7.625          3,269.46         74
                                       7.375          3,269.46      477,925.00
    WAKE FOREST      NC   27587          1            03/29/00         00
    9111196165                           05           05/01/00          0
    9111196165                           O            04/01/15
    0


    3544729          943/943             F          300,000.00         ZZ
                                         180        294,980.48          1
    38 PORTICO PLACE UNIT C-6          8.500          2,954.22         55
                                       8.250          2,954.22      552,000.00
    GREAT NECK       NY   11021          1            05/23/00         00
    9510601340                           01           07/01/00          0
    9510601340                           O            06/01/15
    0
1




    3544732          943/943             F          475,000.00         ZZ
                                         180        469,574.19          1
    132 ZACCHEUS MEAD LANE             8.250          4,608.17         38
                                       8.000          4,608.17    1,250,000.00
    GREENWICH        CT   06831          5            04/14/00         00
    9544300599                           05           06/01/00          0
    9544300599                           O            05/01/15
    0


    3544733          943/943             F          447,000.00         ZZ
                                         180        439,648.22          1
    18 MARYCREST ROAD                  8.000          4,271.77         80
                                       7.750          4,271.77      560,000.00
    WEST NYACK       NY   10965          1            05/05/00         00
    9550601235                           05           07/01/00          0
    9550601235                           O            06/01/15
    0


    3544734          943/943             F          360,000.00         ZZ
                                         180        356,926.43          1
    7 CHRISTOPHER COURT                8.250          3,492.51         60
                                       8.000          3,492.51      610,000.00
    NORWALK          CT   06853          2            05/17/00         00
    9555101219                           05           07/01/00          0
    9555101219                           O            06/01/15
    0


    3544735          943/943             F          393,000.00         ZZ
                                         180        389,681.52          1
    34 MILLET STREET                   8.375          3,841.29         80
                                       8.125          3,841.29      493,000.00
    DIX HILLS        NY   11746          1            05/19/00         00
    9559600732                           05           07/01/00          0
    9559600732                           O            06/01/15
    0


    3544736          943/943             F          300,000.00         ZZ
                                         180        297,438.68          1
    300 EAST 59TH STREET APT 3407      8.250          2,910.43         71
                                       8.000          2,910.43      425,000.00
    NEW YORK         NY   10022          1            05/16/00         00
    9559600736                           11           07/01/00          0
    9559600736                           O            06/01/15
    0


    3544741          943/943             F          380,000.00         ZZ
                                         180        377,844.54          1
1


    34 BUTLER ROAD                     8.250          3,686.54         44
                                       8.000          3,686.54      880,000.00
    SCARSDALE        NY   10583          1            06/05/00         00
    9579400366                           05           08/01/00          0
    9579400366                           O            07/01/15
    0


    3547253          025/G01             F          333,000.00         ZZ
                                         180        299,597.36          1
    RT 1 BOX 374                       6.875          2,969.88         90
                                       6.625          2,969.88      370,000.00
    FISHERSVILLE     VA   22939          1            03/23/98         04
    0432115038                           05           05/01/98         12
    0000678974                           O            04/01/13
    0


    3548644          074/074             F          980,000.00         ZZ
                                         180        971,815.61          1
    7709 CARLTON PLACE                 8.500          9,650.45         50
                                       8.250          9,650.45    1,980,000.00
    MCLEAN           VA   22102          1            05/25/00         00
    1761230746                           03           07/01/00          0
    1761230746                           O            06/01/15
    0


    3548645          074/074             F          299,250.00         ZZ
                                         180        296,666.81          1
    3110 S WISCONSIN                   8.125          2,881.43         95
                                       7.875          2,881.43      315,000.00
    BERWYN           IL   60402          1            06/01/00         04
    1609098121                           05           07/01/00         25
    1609098121                           O            06/01/15
    0


    3548646          074/074             F          387,000.00         ZZ
                                         180        384,829.05          1
    109 N MOUNTAIN ROAD                8.375          3,782.64         90
                                       8.125          3,782.64      430,000.00
    EDGEWOOD         NM   87015          1            06/01/00         14
    1595208697                           05           08/01/00         25
    1595208697                           O            07/01/15
    0


    3548647          074/074             F          750,000.00         ZZ
                                         180        743,942.02          1
    5050 EQUINE PLACE                  8.875          7,551.34         68
                                       8.625          7,551.34    1,115,000.00
    RANCHO CUCAMONG  CA   91737          2            05/25/00         00
    1595206217                           03           07/01/00          0
1


    1595206217                           O            06/01/15
    0


    3548648          074/074             F          350,000.00         ZZ
                                         180        348,036.59          1
    717 MOUNT MORO ROAD                8.375          3,421.00         54
                                       8.125          3,421.00      660,000.00
    VILLANOVA        PA   19085          5            06/02/00         00
    1587308481                           05           08/01/00          0
    1587308481                           O            07/01/15
    0


    3548649          074/074             F          369,000.00         ZZ
                                         180        365,849.61          1
    13408 BONNIE DALE DR               8.250          3,579.82         65
                                       8.000          3,579.82      575,000.00
    GAITHERSBURG     MD   20878          2            05/02/00         00
    1587307139                           05           07/01/00          0
    1587307139                           O            06/01/15
    0


    3548650          074/074             F          375,000.00         ZZ
                                         180        371,727.18          1
    8023 ORCHARD VIEW LNE              8.000          3,583.70         79
                                       7.750          3,583.70      475,000.00
    FOGELSVILLE      PA   18051          1            05/15/00         00
    1581395097                           05           07/01/00          0
    1581395097                           O            06/01/15
    0


    3548651          074/074             F          380,000.00         ZZ
                                         180        377,820.56          1
    2738 UNIVERSITY BLV                8.125          3,658.96         80
                                       7.875          3,658.96      475,000.00
    HOUSTON          TX   77005          1            06/06/00         00
    1563354269                           05           08/01/00          0
    1563354269                           O            07/01/15
    0


    3548652          074/074             F          416,000.00         ZZ
                                         180        412,448.33          1
    4518 9TH STREET                    8.250          4,035.79         80
                                       8.000          4,035.79      520,000.00
    LUBBOCK          TX   79416          1            05/31/00         00
    1563349156                           05           07/01/00          0
    1563349156                           O            06/01/15
    0


1


    3548654          074/074             F          435,050.00         ZZ
                                         180        431,252.73          1
    4815 CROOKED LANE                  8.000          4,157.56         80
                                       7.750          4,157.56      543,842.00
    DALLAS           TX   75229          1            05/26/00         00
    1524059473                           05           07/01/00          0
    1524059473                           O            06/01/15
    0


    3548655          074/074             F          319,000.00         ZZ
                                         180        317,269.31          1
    1601 S COTTONWOOD V                8.750          3,188.24         62
                                       8.500          3,188.24      519,000.00
    IRVING           TX   75038          1            06/12/00         00
    1524056125                           05           08/01/00          0
    1524056125                           O            07/01/15
    0


    3548656          074/074             F          650,000.00         ZZ
                                         180        644,511.44          1
    3515 AMHERST STREET                8.375          6,353.27         78
                                       8.125          6,353.27      834,500.00
    HOUSTON          TX   77005          1            05/30/00         00
    1521069936                           05           07/01/00          0
    1521069936                           O            06/01/15
    0


    3548660          074/074             F          315,000.00         ZZ
                                         180        313,011.97          1
    10245 GLEN ORA AVENUE              7.875          2,987.62         90
                                       7.625          2,987.62      350,000.00
    LAS VEGAS        NV   89134          1            06/12/00         04
    1251224103                           03           08/01/00         25
    1251224103                           O            07/01/15
    0


    3548663          074/074             F          600,000.00         ZZ
                                         180        594,334.58          1
    10 OVERLOOK ROAD                   8.000          5,733.91         69
                                       7.750          5,733.91      880,000.00
    ALPINE           NJ   07620          5            05/26/00         00
    1133000452                           05           07/01/00          0
    1133000452                           O            06/01/15
    0


    3548664          074/074             F          265,000.00         ZZ
                                         180        263,513.43          1
    15943 E BRODIEA DR                 8.375          2,590.18         87
                                       8.125          2,590.18      307,500.00
1


    FOUNTAIN HILLS   AZ   85268          1            06/07/00         11
    1124006163                           05           08/01/00         12
    1124006163                           O            07/01/15
    0


    3548665          074/074             F          400,000.00         ZZ
                                         180        397,780.91          1
    8 NOME DRIVE                       8.500          3,938.96         37
                                       8.250          3,938.96    1,090,000.00
    WOODBURY         NY   11797          1            06/16/00         00
    1111375826                           05           08/01/00          0
    1111375826                           O            07/01/15
    0


    3548666          074/074             F          450,000.00         ZZ
                                         180        446,365.22          1
    151 KENSINGTON OVAL                8.875          4,530.80         36
                                       8.625          4,530.80    1,250,000.00
    NEW ROCHELLE     NY   10805          1            05/31/00         00
    1111367748                           05           07/01/00          0
    1111367748                           O            06/01/15
    0


    3548668          074/074             F          350,000.00         ZZ
                                         180        348,143.18          1
    457 261 ROUND LAKE                 9.000          3,549.94         64
                                       8.750          3,549.94      550,000.00
    RHINEBECK        NY   12572          2            06/09/00         00
    1106325782                           05           08/01/00          0
    1106325782                           O            07/01/15
    0


    3548670          074/074             F          380,000.00         ZZ
                                         180        377,646.82          1
    111 DEMAREST AVENUE                7.250          3,468.88         58
                                       7.000          3,468.88      665,000.00
    CLOSTER          NJ   07624          1            06/14/00         00
    1106317365                           05           08/01/00          0
    1106317365                           O            07/01/15
    0


    3548671          074/074             F          311,200.00         ZZ
                                         180        308,423.90          1
    24 ALEXIS LANE                     7.750          2,929.25         80
                                       7.500          2,929.25      389,000.00
    EDISON           NJ   08820          1            05/22/00         00
    1101277423                           05           07/01/00          0
    1101277423                           O            06/01/15
    0
1




    3553175          E22/G01             F           24,500.00         ZZ
                                         180         24,328.13          1
    305 WEST E STREET                  9.000            248.50         69
                                       8.750            248.50       36,000.00
    CACHE            OK   73527          5            06/20/00         00
    0411975246                           05           08/01/00          0
    0411975246                           O            07/01/15
    0


    3558193          025/025             F          401,900.00         ZZ
                                         180        384,312.94          1
    47226 SUNNYBROOK LANE              7.125          3,640.54         65
                                       6.875          3,640.54      625,000.00
    NOVI             MI   48374          2            07/21/99         00
    110803715                            05           09/01/99          0
    110803715                            O            08/01/14
    0


    3569613          975/G01             F          500,000.00         ZZ
                                         180        497,195.15          1
    300 SOUTH LUCERNE BOULEVARD        8.375          4,887.13         64
                                       8.125          4,887.13      785,000.00
    LOS ANGELES      CA   90020          1            06/14/00         00
    0432124592                           05           08/01/00          0
    2001251                              O            07/01/15
    0


    3570055          E22/G01             F          153,900.00         ZZ
                                         180        150,027.03          1
    3808 SW 168 TERRACE                8.250          1,493.05         70
                                       8.000          1,493.05      219,990.00
    MIRAMAR          FL   33027          1            06/30/00         00
    0411956931                           03           08/01/00          0
    0411956931                           O            07/01/15
    0


    3570058          E22/G01             F          155,000.00         ZZ
                                         180        153,120.80          1
    3816 SW 168 TERRACE                8.250          1,503.72         70
                                       8.000          1,503.72      221,990.00
    MIRAMAR          FL   33027          1            06/30/00         00
    0411966484                           03           08/01/00          0
    0411966484                           O            07/01/15
    0


    3570104          E22/G01             F          360,000.00         ZZ
                                         180        357,348.98          1
1


    3505 ROBINHOOD ST.                 8.000          3,440.35         48
                                       7.750          3,440.35      760,500.00
    HOUSTON          TX   77005          1            06/27/00         00
    0412013468                           05           08/01/00          0
    0412013468                           O            07/01/15
    0


    3570112          E22/G01             F           43,000.00         ZZ
                                         180         42,766.71          1
    665 CLOVER LEAF COURT              8.750            429.76         28
                                       8.500            429.76      154,000.00
    OCONOMOWOC       WI   53066          5            06/26/00         00
    0412017634                           05           08/01/00          0
    0412017634                           O            07/01/15
    0


    3579566          P60/G01             F          318,363.69         ZZ
                                         180        316,557.84          1
    3406 SWAN RIDGE                    8.250          3,088.58         73
                                       8.000          3,088.58      440,000.00
    MAUMEE           OH   43537          1            06/24/00         00
    0432126001                           05           08/01/00          0
    6100041370                           O            07/01/15
    0


    3587063          721/G01             F          480,000.00         ZZ
                                         180        438,960.30          1
    8750 PIPEWELL ROAD                 6.750          4,247.57         66
                                       6.500          4,247.57      733,750.00
    CINCINNATI       OH   45243          1            11/18/98         00
    0432131324                           05           01/01/99          0
    0460329                              O            12/01/13
    0


    3592636          S48/S48             F          360,000.00         ZZ
                                         180        309,019.75          1
    7947 ROUTE 71                      8.250          3,492.51         70
                                       8.000          3,492.51      519,000.00
    YORKVILLE        IL   60560          5            03/06/00         00
    23854235                             05           05/01/00          0
    23854235                             O            04/01/15
    0


    3592637          S48/S48             F          432,000.00         ZZ
                                         180        428,392.32          1
    1709 PINE HARRIER COURT            8.500          4,254.08         80
                                       8.250          4,254.08      540,000.00
    SARASOTA         FL   34231          1            05/12/00         00
    23964257                             03           07/01/00          0
1


    23964257                             O            06/01/15
    0


    3592638          S48/S48             F          392,000.00         T
                                         180        387,423.18          1
    9109 HOLLOW PINE DRIVE             8.000          3,746.16         80
                                       7.750          3,746.16      490,000.00
    BONITA SPRINGS   FL   34134          1            04/13/00         00
    23970643                             03           06/01/00          0
    23970643                             O            05/01/15
    0


    3592639          S48/S48             F          325,000.00         ZZ
                                         180        322,285.88          1
    2234 MONUMENT AVENUE               8.500          3,200.41         55
                                       8.250          3,200.41      595,000.00
    RICHMOND         VA   23220          1            05/31/00         00
    28481281                             05           07/01/00          0
    28481281                             O            06/01/15
    0


    3592640          S48/S48             F          350,500.00         ZZ
                                         180        347,394.57          1
    3778 MONTEVALLO ROAD               8.000          3,349.56         74
                                       7.750          3,349.56      480,000.00
    BIRMINGHAM       AL   35213          2            05/26/00         00
    28524395                             05           07/01/00          0
    28524395                             O            06/01/15
    0


    3592641          S48/S48             F          380,000.00         T
                                         180        375,514.65          1
    1041 TIMBER RIDGE ROAD             7.875          3,604.11         78
                                       7.625          3,604.11      490,000.00
    GREENSBORO       GA   30642          1            05/02/00         00
    28541639                             03           06/01/00          0
    28541639                             O            05/01/15
    0


    3592642          S48/S48             F          330,000.00         ZZ
                                         180        327,784.34          1
    12517 RIDGEMOOR DRIVE              8.000          3,153.65         80
                                       7.750          3,153.65      415,000.00
    PROSPECT         KY   40059          2            06/08/00         00
    28549392                             05           08/01/00          0
    28549392                             O            07/01/15
    0


1


    3592643          S48/S48             F          368,000.00         ZZ
                                         180        364,823.37          1
    195 OAKHURST LEAF DRIVE            8.125          3,543.41         80
                                       7.875          3,543.41      460,559.00
    ALPHARETTA       GA   30004          1            05/25/00         00
    28554905                             03           07/01/00          0
    28554905                             O            06/01/15
    0


    3592644          S48/S48             F          350,000.00         ZZ
                                         180        347,141.30          1
    2250 SIERRA COLLEGE BOULEVARD      8.750          3,498.07         47
                                       8.500          3,498.07      760,000.00
    LOOMIS           CA   95661          1            05/31/00         00
    28580066                             05           07/01/00          0
    28580066                             O            06/01/15
    0


    3592645          S48/S48             F          295,920.00         ZZ
                                         180        293,502.92          1
    3801 SILVER PLUME CIRCLE           8.750          2,957.57         80
                                       8.500          2,957.57      369,900.00
    BOULDER          CO   80303          1            05/31/00         00
    28592285                             03           07/01/00          0
    28592285                             O            06/01/15
    0


    3592646          S48/S48             F          620,000.00         ZZ
                                         180        614,879.42          1
    369 GLENGARRY DRIVE                8.625          6,150.90         80
                                       8.375          6,150.90      775,000.00
    AURORA           OH   44202          1            05/22/00         00
    28595742                             05           07/01/00          0
    28595742                             O            06/01/15
    0


    3592647          S48/S48             F          277,600.00         ZZ
                                         180        276,059.93          1
    21454 MOUNT FALCON ROAD            8.500          2,733.65         80
                                       8.250          2,733.65      347,000.00
    INDIAN HILLS     CO   80454          1            06/15/00         00
    28596120                             05           08/01/00          0
    28596120                             O            07/01/15
    0


    3592648          S48/S48             F          400,000.00         ZZ
                                         180        397,780.93          1
    4235 COLTON CIRCLE                 8.500          3,938.95         60
                                       8.250          3,938.95      670,000.00
1


    NAPERVILLE       IL   60564          1            06/16/00         00
    28705333                             03           08/01/00          0
    28705333                             O            07/01/15
    0


    3592649          S48/S48             F          592,400.00         ZZ
                                         180        587,172.87          1
    1045 ROYAL PASS ROAD               7.875          5,618.62         80
                                       7.625          5,618.62      740,500.00
    TAMPA            FL   33602          1            05/15/00         00
    28719276                             03           07/01/00          0
    28719276                             O            06/01/15
    0


    3592650          S48/S48             F          338,400.00         ZZ
                                         180        335,542.57          1
    1122 N CLARK                       8.375          3,307.61         90
    #3908                              8.125          3,307.61      376,000.00
    CHICAGO          IL   60610          1            05/10/00         12
    28719342                             08           07/01/00         25
    28719342                             O            06/01/15
    0


    3592651          S48/S48             F          285,000.00         ZZ
                                         180        281,744.52          1
    21220 GEORGETOWN ROAD              8.250          2,764.90         86
                                       8.000          2,764.90      332,000.00
    FRANKFORT        IL   60423          2            04/28/00         12
    28719458                             05           06/01/00         25
    28719458                             O            05/01/15
    0


    3592652          S48/S48             F          289,000.00         ZZ
                                         180        286,665.67          1
    4354 SW 140 AVENUE                 8.875          2,909.78         69
                                       8.625          2,909.78      421,038.00
    DAVIE            FL   33330          1            05/16/00         00
    28719763                             03           07/01/00          0
    28719763                             O            06/01/15
    0


    3592653          S48/S48             F          300,000.00         ZZ
                                         180        294,351.68          1
    16 MAYBELLE COURT                  8.000          2,866.96         39
                                       7.750          2,866.96      775,000.00
    MECHANICSBURG    PA   17055          1            05/19/00         00
    28720027                             03           07/01/00          0
    28720027                             O            06/01/15
    0
1




    3592654          S48/S48             F          400,000.00         T
                                         180        396,547.13          1
    194 LOCUST LODGE LANE              8.125          3,851.53         73
                                       7.875          3,851.53      555,000.00
    ZIRCONIA         NC   28790          2            05/25/00         00
    6057763333                           05           07/01/00          0
    6057763333                           O            06/01/15
    0


    3592655          S48/S48             F          320,000.00         ZZ
                                         180        318,023.31          1
    4278 CESAR CHAVEZ STREET           8.500          3,151.17         50
                                       8.250          3,151.17      650,000.00
    SAN FRANCISCO    CA   94131          5            06/21/00         00
    6145500101                           05           08/01/00          0
    6145500101                           O            07/01/15
    0


    3592656          S48/S48             F          275,250.00         ZZ
                                         120        272,313.59          1
    9185 DAYLOR WAY                    8.500          3,412.71         75
                                       8.250          3,412.71      367,000.00
    ELK GROVE        CA   95758          5            06/22/00         00
    6154083304                           03           08/01/00          0
    6154083304                           O            07/01/10
    0


    3592658          S48/S48             F          372,000.00         ZZ
                                         180        367,372.72          1
    16 SABRINA LANE                    8.250          3,608.93         80
                                       8.000          3,608.93      465,000.00
    STATEN ISLAND    NY   10304          1            06/21/00         00
    6206702232                           03           08/01/00          0
    6206702232                           O            07/01/15
    0


    3592659          S48/S48             F          382,500.00         ZZ
                                         180        380,330.36          1
    76 BRIARCLIFF ROAD                 8.250          3,710.79         90
                                       8.000          3,710.79      425,000.00
    STATEN ISLAND    NY   10305          1            06/14/00         04
    6256014710                           05           08/01/00         25
    6256014710                           O            07/01/15
    0


    3592660          S48/S48             F          332,000.00         ZZ
                                         180        330,010.22          1
1


    2602 TURBRIDGE LANE                7.625          3,101.32         80
                                       7.375          3,101.32      415,000.00
    ALEXANDRIA       VA   22308          1            06/12/00         00
    6353697771                           05           08/01/00          0
    6353697771                           O            07/01/15
    0


    3592661          S48/S48             F          450,000.00         ZZ
                                         180        447,303.03          1
    1252 MORNING SHORE DRIVE           7.625          4,203.59         49
                                       7.375          4,203.59      930,000.00
    LEXINGTON        SC   29072          1            06/30/00         00
    6504295020                           05           08/01/00          0
    6504295020                           O            07/01/15
    0


    3592662          S48/S48             F          436,100.00         ZZ
                                         180        433,543.05          1
    4 TIMBERHILL COURT                 7.875          4,136.20         64
                                       7.625          4,136.20      686,055.00
    PACIFICA         CA   94044          1            06/21/00         00
    6515384383                           03           08/01/00          0
    6515384383                           O            07/01/15
    0


    3592663          S48/S48             F          392,000.00         ZZ
                                         180        389,849.38          1
    645 PALM BOULEVARD                 8.625          3,888.96         80
                                       8.375          3,888.96      490,000.00
    WESTON           FL   33326          1            06/14/00         00
    6565744569                           03           08/01/00          0
    6565744569                           O            07/01/15
    0


    3592664          S48/S48             F          300,000.00         ZZ
                                         180        298,241.05          1
    6711 BRENTWOOD DRIVE               7.875          2,845.35         58
                                       7.625          2,845.35      524,900.00
    HUNTINGTON BEAC  CA   92648          1            05/30/00         00
    6592280405                           03           08/01/00          0
    6592280405                           O            07/01/15
    0


    3592665          S48/S48             F          400,000.00         ZZ
                                         180        397,780.91          1
    1949 CHESTNUT AVENUE               8.500          3,938.96         53
                                       8.250          3,938.96      760,000.00
    WILMETTE         IL   60091          5            06/22/00         00
    6615839443                           05           08/01/00          0
1


    6615839443                           O            07/01/15
    0


    3592666          S48/S48             F          302,800.00         ZZ
                                         180        301,082.44          1
    1894 NW COMMODORE LANE             8.250          2,937.59         80
                                       8.000          2,937.59      378,500.00
    BAINBRIDGE ISLS  WA   98110          1            06/08/00         00
    6657756778                           03           08/01/00          0
    6657756778                           O            07/01/15
    0


    3592667          S48/S48             F          575,000.00         ZZ
                                         180        571,738.46          2
    10 TRICIA WAY                      8.250          5,578.31         70
                                       8.000          5,578.31      821,500.00
    STATEN ISLAND    NY   10307          1            06/14/00         00
    6666285751                           05           08/01/00          0
    6666285751                           O            07/01/15
    0


    3592668          S48/S48             F          313,200.00         ZZ
                                         180        311,315.39          1
    2808 DAVIS AVENUE                  8.125          3,015.75         80
                                       7.875          3,015.75      391,500.00
    ALEXANDRIA       VA   22302          1            06/19/00         00
    6735899442                           05           08/01/00          0
    6735899442                           O            07/01/15
    0


    3592669          S48/S48             F          409,600.00         ZZ
                                         180        407,118.17          1
    1002 HEATHER HILL COURT            7.500          3,797.05         80
                                       7.250          3,797.05      512,000.00
    MC LEAN          VA   22101          1            06/29/00         00
    6751251429                           05           08/01/00          0
    6751251429                           O            07/01/15
    0


    3592670          S48/S48             F          290,000.00         ZZ
                                         180        288,266.43          1
    5 VINEYARD COURT                   8.375          2,834.54         55
                                       8.125          2,834.54      530,000.00
    SAINT JAMES      NY   11780          1            06/22/00         00
    6796739149                           05           08/01/00          0
    6796739149                           O            07/01/15
    0


1


    3592671          S48/S48             F          600,000.00         ZZ
                                         180        596,364.51          1
    30621 HILLTOP WAY                  7.500          5,562.08         43
                                       7.250          5,562.08    1,400,000.00
    SAN JUAN CAPIST  CA   92675          1            06/05/00         00
    6810739349                           03           08/01/00          0
    6810739349                           O            07/01/15
    0


    3592672          S48/S48             F          298,900.00         ZZ
                                         180        297,088.91          1
    13312 REGAL CREST DRIVE            7.500          2,770.85         80
                                       7.250          2,770.85      373,640.00
    CLIFTON          VA   20124          1            06/14/00         00
    6923521428                           03           08/01/00          0
    6923521428                           O            07/01/15
    0


    3600804          E22/G01             F          160,000.00         ZZ
                                         180        159,572.38          1
    8081 ARDEN LANE                    8.875          1,610.95         58
                                       8.625          1,610.95      280,170.00
    COMMERCE TWP     MI   48382          1            07/13/00         00
    0411994346                           29           09/01/00          0
    0411994346                           O            08/01/15
    0


    3601375          A50/A50             F          308,000.00         ZZ
                                         180        306,272.22          1
    316-D CASCADE ROAD                 8.375          3,010.47         80
                                       8.125          3,010.47      385,000.00
    COLUMBUS         GA   31904          1            06/21/00         00
    200876                               05           08/01/00          0
    200876                               O            07/01/15
    0


    3604897          696/G01             F          296,000.00         ZZ
                                         180        295,208.91          1
    641 SEAN DRIVE                     8.875          2,980.26         80
                                       8.625          2,980.26      370,000.00
    ANNAPOLIS        MD   21401          1            07/14/00         00
    0432138139                           05           09/01/00          0
    30100082                             O            08/01/15
    0


    3606845          L75/L75             F          400,000.00         ZZ
                                         177        397,812.35          1
    8 BENTON FARM LANE                 9.000          4,089.74         71
                                       8.750          4,089.74      565,300.00
1


    HORSE SHOE       NC   28742          1            06/21/00         00
    555588064                            05           08/01/00          0
    555588064                            O            04/01/15
    0


    3612104          E33/G01             F          284,000.00         ZZ
                                         180        283,179.28          1
    558-560 IVY COURT                  8.000          2,714.05         80
                                       7.750          2,714.05      355,000.00
    LAKE FOREST      IL   60045          1            07/14/00         00
    0432168847                           05           09/01/00          0
    PASQUESI                             O            08/01/15
    0


    3625111          T35/G01             F          302,600.00         ZZ
                                         180        301,725.53          1
    1235 WEST 61ST TERRACE             8.000          2,891.80         56
                                       7.750          2,891.80      545,000.00
    KANSAS CITY      MO   64113          2            07/15/00         00
    0400297875                           03           09/01/00          0
    0400297875                           O            08/01/15
    0


    3627046          J95/J95             F          350,000.00         ZZ
                                         180        346,945.38          1
    3907 KIMPALONG DRIVE               8.000          3,344.78         63
                                       7.750          3,344.78      560,000.00
    NASHVILLE        TN   37205          2            05/25/00         00
    0015075849                           05           07/01/00          0
    0015075849                           O            06/01/15
    0


    3627047          J95/J95             F          329,850.00         ZZ
                                         180        322,819.97          1
    8205 GARFIELD STREET               7.625          3,081.23         71
                                       7.375          3,081.23      470,000.00
    BETHESDA         MD   20817          1            10/22/99         00
    0017080854                           05           03/01/00          0
    0017080854                           O            02/01/15
    0


    3627048          J95/J95             F          305,600.00         ZZ
                                         180        300,570.57          1
    7811 ORACLE PLACE                  8.375          2,987.01         80
                                       8.125          2,987.01      382,000.00
    POTOMAC          MD   20854          1            04/07/00         00
    0020008058                           05           05/01/00          0
    0020008058                           O            04/01/15
    0
1




    3627049          J95/J95             F          280,000.00         ZZ
                                         180        277,512.30          1
    3110 FAIRBLUFF COURT               8.750          2,798.46         80
                                       8.500          2,798.46      350,000.00
    SUMMERFIELD      NC   27358          1            05/22/00         00
    0022207468                           05           07/01/00          0
    0022207468                           O            06/01/15
    0


    3627050          J95/J95             F          285,000.00         ZZ
                                         180        281,599.17          1
    4310 NEW HOPE SPRINGS              7.750          2,682.64         80
                                       7.500          2,682.64      359,000.00
    HILLSBOROUGH     NC   27278          1            04/28/00         00
    0020019337                           05           06/01/00          0
    0020019337                           O            05/01/15
    0


    3627051          J95/J95             F          532,274.00         ZZ
                                         180        526,432.09          1
    5843 PALA MESA DRIVE               7.750          5,010.17         80
                                       7.500          5,010.17      665,343.00
    SAN JOSE         CA   95123          1            05/04/00         00
    0020027959                           05           07/01/00          0
    0020027959                           O            06/01/15
    0


    3627052          J95/J95             F          400,000.00         ZZ
                                         180        397,780.91          1
    4808 WELFORD DRIVE                 8.500          3,938.96         68
                                       8.250          3,938.96      595,000.00
    BELLAIRE         TX   77401          1            06/01/00         00
    0020036026                           05           08/01/00          0
    0020036026                           O            07/01/15
    0


    3627053          J95/J95             F          304,000.00         ZZ
                                         180        301,317.60          1
    1712 NAPIER                        7.875          2,883.29         80
                                       7.625          2,883.29      380,000.00
    COLLIERVILLE     TN   38017          1            05/18/00         00
    0020050134                           05           07/01/00          0
    0020050134                           O            06/01/15
    0


    3627057          J95/J95             F          352,000.00         T
                                         180        348,961.46          1
1


    1875 SKI TIME SQUARE #417          8.125          3,389.35         80
                                       7.875          3,389.35      440,000.00
    STEAMBOAT SPRIN  CO   80487          1            05/09/00         00
    0022621601                           01           07/01/00          0
    0022621601                           O            06/01/15
    0


    3627058          J95/J95             F          348,000.00         ZZ
                                         180        344,321.86          1
    4 NINTH GREEN DRIVE                8.500          3,426.90         80
                                       8.250          3,426.90      435,000.00
    ROSWELL          GA   30076          1            05/22/00         00
    0010862985                           03           07/01/00          0
    0010862985                           O            06/01/15
    0


    3627059          J95/J95             F          300,000.00         ZZ
                                         180        298,335.69          1
    5200 GENTLE DRIVE                  8.500          2,954.22         58
                                       8.250          2,954.22      525,000.00
    FLOWER MOUND     TX   75022          1            06/22/00         00
    0022534887                           03           08/01/00          0
    0022534887                           O            07/01/15
    0


    3629845          815/G01             F          570,000.00         ZZ
                                         180        565,577.48          1
    740 ORIOLE DRIVE                   7.625          5,324.55         69
                                       7.375          5,324.55      835,000.00
    VIRGINIA BEACH   VA   23451          1            06/14/00         00
    0432168649                           05           08/01/00          0
    314636                               O            07/01/15
    0


    3630053          815/G01             F          470,000.00         ZZ
                                         180        464,274.47          1
    709 KAHN PLACE                     8.000          4,491.57         57
                                       7.750          4,491.57      837,500.00
    ALEXANDRIA       VA   22314          1            06/27/00         00
    0432168680                           09           08/01/00          0
    314657                               O            07/01/15
    0


    3630169          815/G01             F          300,000.00         ZZ
                                         180        297,323.80          1
    40 PENFIELD PLACE                  7.750          2,823.83         72
                                       7.500          2,823.83      420,000.00
    FARMINGTON       CT   06032          1            05/16/00         00
    0432160208                           05           07/01/00          0
1


    314582                               O            06/01/15
    0


    3630585          815/G01             F          439,200.00         T
                                         180        434,183.12          1
    10 ST MICHAELS PLACE               8.250          4,260.86         80
                                       8.000          4,260.86      549,000.00
    REHOBOTH BEACH   DE   19971          1            04/29/00         00
    0432168516                           05           06/01/00          0
    314267                               O            05/01/15
    0


    3630607          815/G01             F          114,000.00         ZZ
                                         180        113,353.34          1
    33 HOWELL PLACE                    8.250          1,105.97         75
                                       8.000          1,105.97      152,000.00
    SPEONK           NY   11972          1            06/20/00         00
    0432168417                           05           08/01/00          0
    314841                               O            07/01/15
    0


    3630913          815/G01             F          594,750.00         ZZ
                                         180        591,301.04          1
    10103 MILL VALLEY COURT            8.000          5,683.75         61
                                       7.750          5,683.75      975,000.00
    GREAT FALLS      VA   22066          1            06/15/00         00
    0432168664                           05           08/01/00          0
    314127                               O            07/01/15
    0


    3631075          815/G01             F          300,000.00         ZZ
                                         180        297,466.81          1
    12 EISENHOWER CIRCLE               8.375          2,932.28         49
                                       8.125          2,932.28      620,000.00
    MARLBORO TOWNSH  NJ   07751          1            05/24/00         00
    0432168532                           05           07/01/00          0
    315421                               O            06/01/15
    0


    3631372          815/G01             F          360,000.00         ZZ
                                         180        357,980.50          1
    19 QUAKER HILL ROAD                8.375          3,518.74         72
                                       8.125          3,518.74      500,000.00
    STONY BROOK      NY   11790          1            06/28/00         00
    0432168441                           05           08/01/00          0
    316103                               O            07/01/15
    0


1


    3631451          815/G01             F          375,000.00         ZZ
                                         180        372,727.82          1
    15 ROCKAWAY AVENUE                 7.500          3,476.30         35
                                       7.250          3,476.30    1,075,000.00
    GARDEN CITY      NY   11530          1            06/26/00         00
    0432168581                           05           08/01/00          0
    314927                               O            07/01/15
    0


    3631570          815/G01             F          418,750.00         ZZ
                                         180        415,055.08          1
    1327 EMERSON COURT                 7.875          3,971.64         80
                                       7.625          3,971.64      523,470.00
    AMBLER           PA   19002          1            05/23/00         00
    0432168672                           03           07/01/00          0
    314308                               O            06/01/15
    0


    3637792          956/G01             F          310,000.00         ZZ
                                         180        307,264.69          1
    2 EMPEROR COURT                    7.875          2,940.19         51
                                       7.625          2,940.19      610,000.00
    NAPA             CA   94558          1            05/11/00         00
    0432187334                           05           07/01/00          0
    810040246                            O            06/01/15
    0


    3637860          956/G01             F          290,000.00         ZZ
                                         180        288,299.69          1
    888 GREGORY COURT                  7.875          2,750.50         42
                                       7.625          2,750.50      700,000.00
    FREMONT          CA   94539          2            06/14/00         00
    0432183945                           05           08/01/00          0
    210040280                            O            07/01/15
    0


    3639366          956/G01             F          275,000.00         ZZ
                                         180        274,196.45          1
    3402 FIELDWOOD DRIVE               7.875          2,608.24         75
                                       7.625          2,608.24      366,900.00
    SMYRNA           GA   30080          1            07/14/00         00
    0432191435                           03           09/01/00          0
    2710060177                           O            08/01/15
    0


    3639637          956/G01             F          300,000.00         ZZ
                                         180        298,260.30          1
    4280 REILAND LANE                  8.000          2,866.96         79
                                       7.750          2,866.96      383,000.00
1


    SHOREVIEW        MN   55126          1            06/29/00         00
    0432164721                           05           08/01/00          0
    3510050124                           O            07/01/15
    0


    3639821          956/G01             F          595,000.00         ZZ
                                         180        591,587.48          1
    42 BELLWEATHER COURT               8.125          5,729.15         79
                                       7.875          5,729.15      762,498.00
    THE WOODLANDS    TX   77381          1            06/30/00         00
    0432191385                           03           08/01/00          0
    3210060200                           O            07/01/15
    0


    3640535          956/G01             F          353,000.00         ZZ
                                         180        350,019.31          1
    1255 COBBLESTONE DRIVE             8.375          3,450.31         75
                                       8.125          3,450.31      475,000.00
    CAMPBELL         CA   95008          2            05/19/00         00
    0432180826                           05           07/01/00          0
    810050125                            O            06/01/15
    0


    3640543          956/G01             F          331,300.00         ZZ
                                         180        329,378.79          1
    6610 BUTLER OAKS COURT             8.000          3,166.08         80
                                       7.750          3,166.08      414,656.00
    SPRING           TX   77389          1            06/16/00         00
    0432191419                           03           08/01/00          0
    3210050085                           O            07/01/15
    0


    3640612          956/G01             F          387,200.00         ZZ
                                         180        383,540.37          1
    16214 LAFONE DRIVE                 7.625          3,616.95         80
                                       7.375          3,616.95      484,000.00
    SPRING           TX   77379          1            05/31/00         00
    0432223493                           05           07/01/00          0
    1610050170                           O            06/01/15
    0


    3640615          956/G01             F          371,000.00         ZZ
                                         180        369,927.86          1
    822 MILMADA DRIVE                  8.000          3,545.47         70
                                       7.750          3,545.47      530,000.00
    LA CANADA FLINT  CA   91011          1            07/13/00         00
    0432180776                           05           09/01/00          0
    510070016                            O            08/01/15
    0
1




    3640659          956/G01             F          270,000.00         ZZ
                                         180        269,219.74          1
    2578 21ST AVENUE                   8.000          2,580.26         49
                                       7.750          2,580.26      560,000.00
    SAN FRANCISCO    CA   94116          1            07/11/00         00
    0432191369                           07           09/01/00          0
    110070003                            O            08/01/15
    0


    3640686          956/G01             F          348,500.00         ZZ
                                         180        346,523.23          1
    5115 GLADSTONE AVE                 8.250          3,380.94         66
                                       8.000          3,380.94      529,000.00
    MINNEAPOLIS      MN   55419          2            06/26/00         00
    0432191401                           05           08/01/00          0
    35100600093                          O            07/01/15
    0


    3640786          956/G01             F          320,000.00         ZZ
                                         180        317,237.72          1
    851 LOYALTON DRIVE                 8.125          3,081.22         69
                                       7.875          3,081.22      470,000.00
    CAMPBELL         CA   95008          1            05/15/00         00
    0432180669                           05           07/01/00          0
    109100181                            O            06/01/15
    0


    3640966          956/G01             F          403,000.00         ZZ
                                         180        400,688.66          1
    4828 LA CANADA BLVD                8.125          3,880.42         51
                                       7.875          3,880.42      800,000.00
    LA CANADA FLINT  CA   91011          5            06/20/00         00
    0432197259                           05           08/01/00          0
    510060103                            O            07/01/15
    0


    3642129          956/G01             F          300,000.00         ZZ
                                         180        299,161.47          1
    9862 EAST CARON STREET             8.375          2,932.28         57
                                       8.125          2,932.28      535,000.00
    SCOTTSDALE       AZ   85258          1            07/05/00         00
    0432180024                           03           09/01/00          0
    0410060139                           O            08/01/15
    0


    3643935          E22/G01             F          138,950.00         ZZ
                                         180        138,561.63          1
1


    500 NORTH MOORE AVENUE             8.375          1,358.13         70
    UNIT #B                            8.125          1,358.13      198,500.00
    MONTEREY PARK    CA   91754          1            07/18/00         00
    0412012643                           01           09/01/00          0
    0412012643                           O            08/01/15
    0


    3645292          956/G01             F          500,000.00         ZZ
                                         180        498,602.45          1
    2809 PAYTON OAKS DRIVE             8.375          4,887.13         64
                                       8.125          4,887.13      791,847.00
    ATLANTA          GA   30345          1            07/05/00         00
    0432191286                           03           09/01/00          0
    2710060087                           O            08/01/15
    0


    3645903          956/G01             F          424,000.00         ZZ
                                         180        421,594.96          1
    6409 TWIN OAKS DRIVE               8.250          4,113.40         80
                                       8.000          4,113.40      530,000.00
    PLANO            TX   75024          1            06/15/00         00
    0432165496                           03           08/01/00          0
    1610050227                           O            07/01/15
    0


    3647982          956/G01             F          390,250.00         ZZ
                                         180        388,085.00          1
    6947 EAST ROUNDUP WAY              8.500          3,842.95         70
                                       8.250          3,842.95      557,500.00
    ORANGE           CA   92869          1            06/27/00         00
    0432191377                           03           08/01/00          0
    00050038                             O            07/01/15
    0


    3652224          956/G01             F          335,200.00         ZZ
                                         180        334,220.55          1
    3232 CARAVAN DRIVE                 7.875          3,179.20         80
                                       7.625          3,179.20      419,000.00
    PLANO            TX   75025          1            07/14/00         00
    0432166668                           05           09/01/00          0
    1610060336                           O            08/01/15
    0


    3652742          757/G01             F          125,000.00         ZZ
                                         168        124,602.42          1
    4830 PERRY ROAD                    8.250          1,256.96         33
                                       8.000          1,256.96      380,000.00
    GAINESVILLE      GA   30506          2            07/24/00         00
    0432169548                           05           09/01/00          0
1


    8744773                              O            08/01/14
    0


    3654541          461/461             F          292,000.00         ZZ
                                         180        290,380.07          1
    449A COSTA MESA TERRACE            8.500          2,875.44         80
                                       8.250          2,875.44      365,000.00
    SUNNYVALE        CA   94086          1            06/23/00         00
    9023435258                           01           08/01/00          0
    9023435258                           O            07/01/15
    0


    3660532          550/550             F          712,800.00         ZZ
                                         180        710,785.33          1
    250 GRANVILLE WAY                  8.250          6,915.17         80
                                       8.000          6,915.17      891,000.00
    SAN FRANCISCO    CA   94127          1            07/10/00         00
    120501635                            05           09/01/00          0
    120501635                            O            08/01/15
    0


    3663674          822/G01             F          616,000.00         ZZ
                                         180        614,297.33          1
    1001 NORTH LANE                    8.500          6,066.00         75
                                       8.250          6,066.00      822,000.00
    GALDWYNE         PA   19035          1            07/13/00         00
    0432174548                           05           09/01/00          0
    3626039714                           O            08/01/15
    0


    3665620          E33/G01             F          481,000.00         ZZ
                                         180        479,594.52          1
    1721 YALE COURT                    7.875          4,562.04         65
                                       7.625          4,562.04      750,000.00
    LAKE FOREST      IL   60045          2            07/24/00         00
    0432183374                           03           09/01/00          0
    GARTEN                               O            08/01/15
    0


    3669791          461/461             F          268,000.00         ZZ
                                         180        267,234.05          1
    12435 CLOUDESLY DRIVE              8.125          2,580.53         60
                                       7.875          2,580.53      448,000.00
    SAN DIEGO        CA   92128          1            07/13/00         00
    9023423056                           03           09/01/00          0
    9023423056                           O            08/01/15
    0


1


    3669806          461/461             F          468,000.00         ZZ
                                         180        466,677.24          1
    6152 AVALON COURT                  8.250          4,540.26         80
                                       8.000          4,540.26      585,000.00
    LONG BEACH       CA   90803          1            07/10/00         00
    9023445968                           03           09/01/00          0
    9023445968                           O            08/01/15
    0


    3669868          461/461             F          304,800.00         ZZ
                                         180        303,948.05          1
    145 MABRY WAY                      8.375          2,979.20         80
                                       8.125          2,979.20      381,000.00
    SAN RAFAEL       CA   94903          1            07/26/00         00
    9023478076                           05           09/01/00          0
    9023478076                           O            08/01/15
    0


    3680333          E22/G01             F          130,000.00         ZZ
                                         120        130,000.00          1
    15421 ASHGROVE DRIVE               8.375          1,603.14         57
                                       8.125          1,603.14      229,000.00
    LA MIRADA        CA   90638          2            08/02/00         00
    0412076259                           05           10/01/00          0
    0412076259                           O            09/01/10
    0


    3683286          L46/L46             F          371,200.00         ZZ
                                         180        369,023.58          1
    5908 HILTON STREET                 7.875          3,520.65         80
                                       7.625          3,520.65      464,000.00
    PLANO            TX   75093          1            06/16/00         00
    0000915579                           03           08/01/00          0
    0000915579                           O            07/01/15
    0


    3684463          E22/G01             F          127,000.00         ZZ
                                         180        127,000.00          1
    16727 SW 36 STREET                 7.875          1,204.53         60
                                       7.625          1,204.53      212,990.00
    MIRAMAR          FL   33027          1            08/09/00         00
    0412072498                           03           10/01/00          0
    0412072498                           O            09/01/15
    0


    3684689          L46/L46             F          625,000.00         ZZ
                                         180        623,091.62          1
    2604 SEQUOIA COURT                 7.375          5,749.53         72
                                       7.125          5,749.53      869,639.00
1


    BLOOMFIELD TOWN  MI   48304          1            07/31/00         00
    0003019916                           05           09/01/00          0
    0003019916                           O            08/01/15
    0


    3685110          L46/L46             F          272,000.00         ZZ
                                         180        270,474.16          1
    5205 SOUTHERN HILLS DRIVE          8.375          2,658.60         59
                                       8.125          2,658.60      465,000.00
    FRISCO           TX   75034          1            06/19/00         00
    0000916270                           03           08/01/00          0
    0000916270                           O            07/01/15
    0


    3686998          163/163             F          459,100.00         ZZ
                                         180        456,553.05          1
    2512 TUMBLEWEED                    8.500          4,520.94         62
                                       8.250          4,520.94      750,000.00
    JONESBORO        AK   72404          2            06/26/00         00
    0401364893                           05           08/01/00          0
    0401364893                           O            07/01/15
    0


    3687088          163/163             F          305,600.00         ZZ
                                         180        304,716.85          1
    6704 SPRINGWOOD COURT              8.000          2,920.48         80
                                       7.750          2,920.48      382,000.00
    CITY OF TEMPLE   TX   76502          1            07/14/00         00
    7863228                              05           09/01/00          0
    7863228                              O            08/01/15
    0


    3687239          163/163             F          385,520.00         ZZ
                                         180        383,357.34          1
    1905 REAL CATORCE                  8.375          3,768.18         80
                                       8.125          3,768.18      481,900.00
    AUSTIN           TX   78746          1            06/30/00         00
    60531766                             03           08/01/00          0
    60531766                             O            07/01/15
    0


    3688922          163/163             F          389,000.00         ZZ
                                         180        387,900.53          1
    2817 HARTZELL STREET               8.250          3,773.85         78
                                       8.000          3,773.85      499,000.00
    EVANSTON         IL   60201          1            07/24/00         00
    7908346                              05           09/01/00          0
    7908346                              O            08/01/15
    0
1




    3689007          163/163             F          393,000.00         ZZ
                                         180        390,695.77          1
    10086 CHARISSGLEN COURT            7.875          3,727.41         80
                                       7.625          3,727.41      491,289.00
    HIGHLANDS RANCH  CO   80126          1            06/29/00         00
    1817445935                           03           08/01/00          0
    1817445935                           O            07/01/15
    0


    3689068          163/163             F          300,000.00         T
                                         180        299,170.78          1
    7872 TRIESTE PLACE                 8.500          2,954.22         57
                                       8.250          2,954.22      532,000.00
    DELRAY BEACH     FL   33446          1            07/13/00         00
    1000232911                           03           09/01/00          0
    1000232911                           O            08/01/15
    0


    3707589          G12/G12             F          322,000.00         ZZ
                                         180        322,000.00          1
    1209 LONGVIEW TERRACE              8.500          3,170.86         80
                                       8.250          3,170.86      402,500.00
    CLARKS SUMMIT    PA   18411          1            08/09/00         00
    172546744                            05           10/01/00          0
    172546744                            O            09/01/15
    0


    3709939          E82/G01             F          315,000.00         ZZ
                                         180        315,000.00          1
    17325 6TH AVENUE NORTH             8.375          3,078.89         80
                                       8.125          3,078.89      397,500.00
    PLYMOUTH         MN   55447          1            08/17/00         00
    0400295911                           05           10/01/00          0
    0400295911                           O            09/01/15
    0


    3709948          T35/G01             F           61,000.00         ZZ
                                         180         61,000.00          1
    837 ROLF AVENUE                    7.875            578.55         75
                                       7.625            578.55       82,000.00
    WHEELERSBURG     OH   45694          5            08/11/00         00
    0400294039                           05           10/01/00          0
    0400294039                           O            09/01/15
    0


    3718442          E22/G01             F           36,000.00         ZZ
                                         180         35,853.79          1
1


    313 JACKSON STORE ROAD             8.875            362.46         59
                                       8.625            362.46       61,900.00
    CROCKETT MILLS   TN   38021          5            07/26/00         00
    0412062150                           05           09/01/00          0
    0412062150                           O            08/01/15
    0


    3737454          956/G01             F          334,400.00         ZZ
                                         180        334,400.00          1
    432 HOLLOWDALE                     8.125          3,219.88         80
                                       7.875          3,219.88      418,000.00
    EDMOND           OK   73003          1            08/15/00         00
    0432240018                           03           10/01/00          0
    3610070028                           O            09/01/15
    0


    3737747          956/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
    1100 RIDGEWOOD DR                  8.500          3,938.96         75
                                       8.250          3,938.96      540,000.00
    HIGHLAND PARK    IL   60035          5            08/09/00         00
    0432248342                           05           10/01/00          0
    2310070133                           O            09/01/15
    0


    3738402          956/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
    30 LORTON AVENUE #303              8.125          2,888.65         66
                                       7.875          2,888.65      460,600.00
    BURLINGAME       CA   94010          1            08/15/00         00
    0432243673                           01           10/01/00          0
    110080011                            O            09/01/15
    0


    3738714          286/286             F          204,000.00         ZZ
                                         180        203,454.79          1
    2233 BRISTLECONE DRIVE             8.875          2,053.96         63
                                       8.625          2,053.96      324,000.00
    RICHMOND         CA   94803          2            07/21/00         00
    09749842                             05           09/01/00          0
    09749842                             O            08/01/15
    0


    3738808          286/286             F          175,000.00         ZZ
                                         180        174,499.86          1
    2401 LOS CERRITOS ROAD             8.125          1,685.04         43
                                       7.875          1,685.04      412,000.00
    LA GRANGE        CA   95329          2            07/18/00         00
    09749013                             05           09/01/00          0
1


    09749013                             O            08/01/15
    0


    3739210          286/286             F          340,000.00         ZZ
                                         180        339,039.02          1
    4382 COUNTY ROAD 2546              8.250          3,298.48         80
                                       8.000          3,298.48      425,000.00
    QUINLAN          TX   75474          1            07/31/00         00
    09750950                             05           09/01/00          0
    09750950                             O            08/01/15
    0


    3739231          286/286             F          361,600.00         ZZ
                                         180        360,577.97          1
    7201 HOLLY HEDGE LANE SW           8.250          3,508.03         80
                                       8.000          3,508.03      452,000.00
    LAKEWOOD         WA   98499          1            07/28/00         00
    09753063                             01           09/01/00          0
    09753063                             O            08/01/15
    0


    3740580          E22/G01             F           28,000.00         ZZ
                                         180         28,000.00          1
    2124 JUNE LANE                     8.500            275.73         61
                                       8.250            275.73       46,000.00
    OKLAHOMA CITY    OK   73115          5            08/22/00         00
    0412109704                           05           10/01/00          0
    0412109704                           O            09/01/15
    0


    3742899          956/G01             F          480,000.00         ZZ
                                         180        480,000.00          1
    3077 RIVERA DRIVE                  8.125          4,621.84         62
                                       7.875          4,621.84      776,000.00
    BURLINGAME       CA   94010          1            08/21/00         00
    0432255677                           05           10/01/00          0
    110080044                            O            09/01/15
    0


    3745997          J95/J95             F          370,000.00         ZZ
                                         180        364,640.67          1
    8842 RIVER HOLLOW DRIVE            8.125          3,562.67         73
                                       7.875          3,562.67      513,408.00
    CORDOVA          TN   38018          1            03/27/00         00
    0020027942                           03           05/01/00          0
    0020027942                           O            04/01/15
    0


1


    3745998          J95/J95             F          323,200.00         ZZ
                                         180        323,200.00          1
    104 THE COMMONS DRIVE              8.250          3,135.49         80
                                       8.000          3,135.49      404,000.00
    NASHVILLE        TN   37215          1            08/15/00         00
    0015263692                           03           10/01/00          0
    0015263692                           O            09/01/15
    0


    3745999          J95/J95             F          291,300.00         ZZ
                                         180        289,599.55          1
    26541 BRANT WAY                    8.250          2,826.02         80
                                       8.000          2,826.02      364,175.00
    FAIR OAKS RANCH  CA   91351          1            06/13/00         00
    0020035473                           03           08/01/00          0
    0020035473                           O            07/01/15
    0


    3746000          J95/J95             F          400,000.00         ZZ
                                         180        397,680.41          1
    108 RIVER POINT RD                 8.000          3,822.61         34
                                       7.750          3,822.61    1,200,000.00
    SIGNAL MOUNTAIN  TN   37377          2            06/26/00         00
    0015251952                           05           08/01/00          0
    0015251952                           O            07/01/15
    0


    3746002          J95/J95             F          300,000.00         ZZ
                                         180        298,354.13          1
    9990 SUNDANCE ROAD                 8.625          2,976.24         80
                                       8.375          2,976.24      375,000.00
    CORCORAN         MN   55374          1            06/15/00         00
    0020057865                           05           08/01/00          0
    0020057865                           O            07/01/15
    0


    3746004          J95/J95             F          450,000.00         ZZ
                                         180        447,503.53          1
    19918 MAPLEWOOD DRIVE              8.500          4,431.33         45
                                       8.250          4,431.33    1,000,000.00
    EDMONDS          WA   98020          1            06/16/00         00
    0022735161                           05           08/01/00          0
    0022735161                           O            07/01/15
    0


    3746005          J95/J95             F          300,000.00         ZZ
                                         180        298,390.51          1
    7617 CARTERET ROADHARD FILE        8.875          3,020.53         58
                                       8.625          3,020.53      525,000.00
1


    BETHESDA         MD   20817          1            06/30/00         00
    0022800155                           05           08/01/00          0
    0022800155                           O            07/01/15
    0


    3746006          J95/J95             F          350,000.00         ZZ
                                         180        347,902.36          1
    1687 BULLOCK CIRCLE                7.625          3,269.46         67
                                       7.375          3,269.46      528,000.00
    OWING MILLS      MD   21177          1            06/16/00         00
    0020062063                           05           08/01/00          0
    0020062063                           O            07/01/15
    0


    3746007          J95/J95             F          264,000.00         T
                                         180        263,253.83          1
    7923 WOLFTEVER LANE                8.250          2,561.17         80
                                       8.000          2,561.17      330,000.00
    OOLTEWAH         TN   37363          1            07/27/00         00
    0015287642                           05           09/01/00          0
    0015287642                           O            08/01/15
    0


    3746009          J95/J95             F        1,000,000.00         T
                                         180        997,235.93          1
    1552 SAN CARLOS BAY DRIVE          8.500          9,847.40         52
                                       8.250          9,847.40    1,950,000.00
    SANIBEL          FL   33957          1            07/31/00         00
    0018288753                           05           09/01/00          0
    0018288753                           O            08/01/15
    0


    3746011          J95/J95             F          547,500.00         ZZ
                                         180        547,500.00          1
    1468 LE FLEUR PL                   8.125          5,271.78         75
                                       7.875          5,271.78      730,000.00
    MEMPHIS          TN   38120          1            08/11/00         00
    0015291719                           03           10/01/00          0
    0015291719                           O            09/01/15
    0


    3746012          J95/J95             F          492,000.00         ZZ
                                         180        492,000.00          1
    322 5TH AVENUE #201                8.250          4,773.09         80
                                       8.000          4,773.09      615,000.00
    KIRKLAND         WA   98033          1            08/08/00         00
    0022975239                           01           10/01/00          0
    0022975239                           O            09/01/15
    0
1




    3748242          286/286             F          318,250.00         ZZ
                                         180        317,389.82          1
    3630 NORTH BRAESWOOD BOULEVARD     8.750          3,180.75         95
                                       8.500          3,180.75      335,000.00
    HOUSTON          TX   77025          1            08/01/00         11
    0000025890                           05           09/01/00         30
    0000025890                           O            08/01/15
    0


    3748245          286/286             F          300,000.00         ZZ
                                         180        299,198.21          3
    57-32 PENROD ST                    8.875          3,020.54         69
                                       8.625          3,020.54      439,800.00
    CORONA           NY   11368          1            07/18/00         00
    0000064131                           05           09/01/00          0
    0000064131                           O            08/01/15
    0


    3748246          286/286             F          315,000.00         ZZ
                                         180        314,119.54          1
    1247 LAKE SHORE BLVD               8.375          3,078.90         70
                                       8.125          3,078.90      450,000.00
    LAKE ORION       MI   48362          5            07/07/00         00
    0000086039                           05           09/01/00          0
    0000086039                           O            08/01/15
    0


    3748247          286/286             F          355,000.00         ZZ
                                         180        353,985.41          1
    55 ASPEN AVENUE                    8.125          3,418.24         45
                                       7.875          3,418.24      800,000.00
    NEWTON           MA   02466          5            07/19/00         00
    0000089139                           05           09/01/00          0
    0000089139                           O            08/01/15
    0


    3748248          286/286             F          328,000.00         ZZ
                                         180        327,093.38          1
    30914 W 119TH STREET               8.500          3,229.95         80
                                       8.250          3,229.95      410,000.00
    OLATHE           KS   66061          1            07/26/00         00
    0000089191                           05           09/01/00          0
    0000089191                           O            08/01/15
    0


    3748249          286/286             F          700,000.00         ZZ
                                         180        697,977.11          1
1


    1440 NORTH 40TH STREET #2          8.000          6,689.56         59
                                       7.750          6,689.56    1,200,000.00
    MESA             AZ   85205          5            07/13/00         00
    0000089194                           03           09/01/00          0
    0000089194                           O            08/01/15
    0


    3748250          286/286             F          400,000.00         ZZ
                                         180        400,000.00          1
    1220 BREAZEALE RD                  8.250          3,880.57         80
                                       8.000          3,880.57      500,000.00
    BELTON           SC   29627          2            08/04/00         00
    0000089794                           05           10/01/00          0
    0000089794                           O            09/01/15
    0


    3748251          286/286             F          400,000.00         T
                                         180        400,000.00          1
    91 LAGOON DRIVE                    7.750          3,765.10         70
                                       7.500          3,765.10      573,500.00
    BRIGANTINE       NJ   08203          1            08/04/00         00
    0000090600                           05           10/01/00          0
    0000090600                           O            09/01/15
    0


    3748252          286/286             F          291,200.00         ZZ
                                         180        291,200.00          1
    809 BRIARWOOD RD                   8.250          2,825.05         80
                                       8.000          2,825.05      364,000.00
    NEWTOWN SQUARE   PA   19073          1            08/03/00         00
    0000091802                           05           10/01/00          0
    0000091802                           O            09/01/15
    0


    3748253          286/286             F          291,900.00         ZZ
                                         180        291,065.75          1
    6523 ATTERBURY CT                  8.125          2,810.66         80
                                       7.875          2,810.66      364,900.00
    CENTERVILLE      OH   45459          1            07/31/00         00
    0000115064                           03           09/01/00          0
    0000115064                           O            08/01/15
    0


    3748254          286/286             F          357,925.00         ZZ
                                         180        356,373.46          1
    615 N PROSPECT AVE                 8.125          3,446.40         42
                                       7.875          3,446.40      860,000.00
    PARK RIDGE       IL   60068          2            08/10/00         00
    0000115980                           05           10/01/00          0
1


    0000115980                           O            09/01/15
    0


    3748255          286/286             F          123,900.00         ZZ
                                         180        123,549.80          1
    8320 MONTOYA CIRCLE                8.250          1,202.01         80
                                       8.000          1,202.01      154,900.00
    AUSTIN           TX   78717          1            07/20/00         00
    0000117778                           03           09/01/00          0
    0000117778                           O            08/01/15
    0


    3748256          286/286             F          393,200.00         ZZ
                                         180        392,100.97          1
    5109 SPRING FARM RD                8.375          3,843.24         79
                                       8.125          3,843.24      499,000.00
    PROSPECT         KY   40059          1            07/25/00         00
    0000118030                           05           09/01/00          0
    0000118030                           O            08/01/15
    0


    3748257          286/286             F          380,000.00         ZZ
                                         180        380,000.00          1
    3206 WHITE OAK RD                  8.125          3,658.96         66
                                       7.875          3,658.96      580,000.00
    ROANOKE          VA   24014          1            08/15/00         00
    0000124363                           05           10/01/00          0
    0000124363                           O            09/01/15
    0


    3748258          286/286             F          450,000.00         ZZ
                                         180        448,728.11          1
    6125 CHABOT RD                     8.250          4,365.64         53
                                       8.000          4,365.64      850,000.00
    OAKLAND          CA   94618          1            07/18/00         00
    0009568867                           05           09/01/00          0
    0009568867                           O            08/01/15
    0


    3748259          286/286             F          111,984.00         ZZ
                                         180        111,667.48          1
    33219 KAYLEE WAY                   8.250          1,086.41         80
                                       8.000          1,086.41      139,980.00
    LEESBURG         FL   34788          1            07/31/00         00
    0009637883                           03           09/01/00          0
    0009637883                           O            08/01/15
    0


1


    3752428          E22/G01             F          175,000.00         ZZ
                                         180        175,000.00          1
    3029 FLORA LANE                    7.625          1,634.73         73
                                       7.375          1,634.73      241,000.00
    WAYNE            MI   48184          2            08/24/00         00
    0412108300                           05           10/01/00          0
    0412108300                           O            09/01/15
    0


    3754100          765/G01             F           64,500.00         ZZ
                                         180         64,500.00          1
    19633 NORTH 8TH PLACE              8.750            644.65         75
                                       8.500            644.65       86,000.00
    PHOENIX          AZ   85024          1            08/02/00         00
    0432249399                           05           10/01/00          0
    M109932                              O            09/01/15
    0


    3754934          822/G01             F          472,000.00         ZZ
                                         180        472,000.00          1
    21 BUCKINGHAM DR                   7.500          4,375.50         80
                                       7.250          4,375.50      590,000.00
    EAST BRUNSWICK   NJ   08816          1            08/07/00         00
    0432247831                           05           10/01/00          0
    2536000575                           O            09/01/15
    0


    3759757          S48/S48             F          375,000.00         ZZ
                                         180        372,942.66          1
    1938 FAR NIENTE                    8.625          3,720.30         74
                                       8.375          3,720.30      510,000.00
    SAN ANTONIO      TX   78258          2            06/16/00         00
    28680833                             03           08/01/00          0
    28680833                             O            07/01/15
    0


    3759758          S48/S48             F          284,000.00         ZZ
                                         180        282,360.63          1
    1786 JENNINGS ROAD                 8.250          2,755.20         80
                                       8.000          2,755.20      355,000.00
    FAIRFIELD        CT   06430          1            06/30/00         00
    28689222                             05           08/01/00          0
    28689222                             O            07/01/15
    0


    3759759          S48/S48             F          400,000.00         ZZ
                                         180        398,869.43          1
    7266 WYNLAKES BOULEVARD            8.250          3,880.57         80
                                       8.000          3,880.57      500,000.00
1


    MONTGOMERY       AL   36117          1            07/10/00         00
    28705416                             03           09/01/00          0
    28705416                             O            08/01/15
    0


    3759760          S48/S48             F          316,000.00         T
                                         180        315,106.86          1
    30224 LONGHORN DRIVE               8.250          3,065.64         80
                                       8.000          3,065.64      395,000.00
    CANYON LAKE      CA   92587          1            07/03/00         00
    28712073                             03           09/01/00          0
    28712073                             O            08/01/15
    0


    3759763          S48/S48             F          400,000.00         ZZ
                                         180        398,831.20          1
    2537 EAST 46TH PLACE               7.875          3,793.80         68
                                       7.625          3,793.80      595,000.00
    TULSA            OK   74105          1            07/14/00         00
    28772432                             05           09/01/00          0
    28772432                             O            08/01/15
    0


    3759764          S48/S48             F          520,000.00         ZZ
                                         180        518,578.68          1
    4116 LEGEND DRIVE                  8.625          5,158.82         72
                                       8.375          5,158.82      725,000.00
    ROCKLIN          CA   95765          1            07/20/00         00
    28773729                             03           09/01/00          0
    28773729                             O            08/01/15
    0


    3759765          S48/S48             F          600,000.00         ZZ
                                         180        598,322.94          1
    6609 DOVRE DRIVE                   8.375          5,864.56         80
                                       8.125          5,864.56      750,000.00
    EDINA            MN   55436          1            07/07/00         00
    28814911                             05           09/01/00          0
    28814911                             O            08/01/15
    0


    3759766          S48/S48             F          400,000.00         ZZ
                                         180        397,705.86          1
    11230 N.W. 71 STREET               8.125          3,851.53         68
                                       7.875          3,851.53      596,340.00
    MIAMI            FL   33178          1            06/30/00         00
    28848604                             03           08/01/00          0
    28848604                             O            07/01/15
    0
1




    3759767          S48/S48             F          272,000.00         ZZ
                                         180        270,491.01          1
    4509 OAK HILL CIRCLE               8.500          2,678.50         80
                                       8.250          2,678.50      340,000.00
    LEAGUE CITY      TX   77573          1            06/23/00         00
    28855799                             03           08/01/00          0
    28855799                             O            07/01/15
    0


    3759770          S48/S48             F          600,000.00         ZZ
                                         180        600,000.00          1
    869 ROSECRANS STREET               8.000          5,733.92         47
                                       7.750          5,733.92    1,285,000.00
    SAN DIEGO        CA   92106          1            08/07/00         00
    6077300892                           05           10/01/00          0
    6077300892                           O            09/01/15
    0


    3759772          S48/S48             F          324,000.00         T
                                         180        323,042.76          1
    79315 TORONJA                      7.750          3,049.74         70
                                       7.500          3,049.74      463,064.00
    LA QUINTA        CA   92253          2            07/27/00         00
    6090293975                           03           09/01/00          0
    6090293975                           O            08/01/15
    0


    3759773          S48/S48             F          300,000.00         ZZ
                                         180        300,000.00          1
    316 VIA EL CHICO                   7.875          2,845.35         34
                                       7.625          2,845.35      900,000.00
    TORRANCE         CA   90277          2            08/10/00         00
    6147713546                           05           10/01/00          0
    6147713546                           O            09/01/15
    0


    3759774          S48/S48             F          450,000.00         ZZ
                                         180        448,640.94          1
    9 RUE GRAND VALLE                  7.500          4,171.56         53
                                       7.250          4,171.56      864,000.00
    NEWPORT BEACH    CA   92660          2            07/25/00         00
    6180389295                           03           09/01/00          0
    6180389295                           O            08/01/15
    0


    3759775          S48/S48             F          320,000.00         ZZ
                                         180        320,000.00          1
1


    13806 PEBBLEBROOK DRIVE            8.125          3,081.23         80
                                       7.875          3,081.23      400,000.00
    HOUSTON          TX   77079          1            08/11/00         00
    6227143796                           03           10/01/00          0
    6227143796                           O            09/01/15
    0


    3759776          S48/S48             F          565,000.00         ZZ
                                         180        565,000.00          1
    1395 GROVE COURT                   8.000          5,399.44         68
                                       7.750          5,399.44      840,000.00
    ST HELENA        CA   94574          5            08/03/00         00
    6232821394                           05           10/01/00          0
    6232821394                           O            09/01/15
    0


    3759778          S48/S48             F          420,000.00         ZZ
                                         180        418,772.76          1
    3130 SOUTH BRIDGEPOINTE LANE       7.875          3,983.49         52
                                       7.625          3,983.49      820,000.00
    DUBLIN           CA   94568          1            07/28/00         00
    6317299300                           03           09/01/00          0
    6317299300                           O            08/01/15
    0


    3759779          S48/S48             F          259,000.00         T
                                         180        249,283.86          1
    2000 VILLA ESPANA TRAIL            7.500          2,400.97         80
                                       7.250          2,400.97      323,750.00
    MELBOURNE        FL   32935          1            08/20/99         00
    6396960624                           05           10/01/99          0
    6396960624                           O            09/01/14
    0


    3759780          S48/S48             F          370,000.00         ZZ
                                         180        370,000.00          1
    96 GARDNER ROAD                    7.625          3,456.29         41
                                       7.375          3,456.29      920,000.00
    BROOKLINE        MA   02445          1            08/16/00         00
    6484321721                           05           10/01/00          0
    6484321721                           O            09/01/15
    0


    3759781          S48/S48             F          460,500.00         ZZ
                                         180        460,500.00          1
    825 NORTHRIDGE DRIVE               8.250          4,467.50         58
                                       8.000          4,467.50      800,000.00
    REDDING          CA   96001          2            08/02/00         00
    6504635662                           05           10/01/00          0
1


    6504635662                           O            09/01/15
    0


    3759782          S48/S48             F          324,000.00         ZZ
                                         180        324,000.00          1
    2621 KERSTEN COURT                 8.000          3,096.32         90
                                       7.750          3,096.32      360,000.00
    OAKDALE          CA   95361          1            07/26/00         12
    6507014279                           05           10/01/00         12
    6507014279                           O            09/01/15
    0


    3759783          S48/S48             F          400,000.00         ZZ
                                         180        398,818.22          1
    1641 HASTINGS HEIGHTS LAN          7.750          3,765.11         42
                                       7.500          3,765.11      963,000.00
    PASADENA         CA   91107          1            07/25/00         00
    6593329938                           05           09/01/00          0
    6593329938                           O            08/01/15
    0


    3759784          S48/S48             F          344,680.00         ZZ
                                         180        343,140.47          1
    7115 MOHAVE HILLS                  8.125          3,318.87         80
                                       7.875          3,318.87      430,850.00
    HOUSTON          TX   77069          1            07/27/00         00
    6622342233                           03           09/01/00          0
    6622342233                           O            08/01/15
    0


    3759786          S48/S48             F          300,000.00         ZZ
                                         180        300,000.00          1
    4831 SOUTH NEWPORT ISLAND          8.250          2,910.43         80
    DRIVE                              8.000          2,910.43      375,000.00
    VERO BEACH       FL   32967          2            08/11/00         00
    6677680073                           01           10/01/00          0
    6677680073                           O            09/01/15
    0


    3759787          S48/S48             F          632,000.00         ZZ
                                         180        630,272.55          1
    2035 DRURY LANE                    8.625          6,269.95         80
                                       8.375          6,269.95      790,000.00
    MISSION HIL      KS   66208          1            08/01/00         00
    6766769787                           05           09/01/00          0
    6766769787                           O            08/01/15
    0


1


    3759788          S48/S48             F          282,500.00         ZZ
                                         180        281,692.61          1
    250 THE VILLAGE #109               8.125          2,720.15         90
                                       7.875          2,720.15      314,000.00
    REDONDO BEACH    CA   90277          1            07/13/00         12
    6767159418                           01           09/01/00         12
    6767159418                           O            08/01/15
    0


    3759790          S48/S48             F          408,000.00         ZZ
                                         180        406,884.81          1
    11742 NORTH 129TH WAY              8.625          4,047.69         62
                                       8.375          4,047.69      665,000.00
    SCOTTSDALE       AZ   85259          2            07/31/00         00
    6849082224                           03           09/01/00          0
    6849082224                           O            08/01/15
    0


    3759791          S48/S48             F          300,000.00         T
                                         180        300,000.00          1
    2243 WHITE SANDS DRIVE             8.500          2,954.22         36
                                       8.250          2,954.22      850,000.00
    SOUTH LAKE TAHO  CA   96150          1            08/08/00         00
    6863979370                           05           10/01/00          0
    6863979370                           O            09/01/15
    0


    3759792          S48/S48             F          300,000.00         ZZ
                                         180        299,142.60          1
    2618 21ST AVENUE                   8.125          2,888.65         66
                                       7.875          2,888.65      455,000.00
    SAN FRANCISCO    CA   94116          1            07/26/00         00
    6912065031                           05           09/01/00          0
    6912065031                           O            08/01/15
    0


    3766410          943/943             F          450,000.00         ZZ
                                         180        450,000.00          1
    10 OLD CHURCH COURT                8.125          4,332.98         54
                                       7.875          4,332.98      842,850.00
    OLD TAPPAN       NJ   07675          1            08/16/00         00
    2000005172                           05           10/01/00          0
    2000005172                           O            09/01/15
    0


    3766411          943/943             F          356,200.00         ZZ
                                         180        353,158.89          1
    54 WALBROOKE RD                    8.250          3,455.64         65
                                       8.000          3,455.64      548,000.00
1


    SCARSDALE        NY   10583          5            05/11/00         00
    2000007634                           05           07/01/00          0
    2000007634                           O            06/01/15
    0


    3766412          943/943             F          530,000.00         ZZ
                                         180        526,823.58          1
    4433 MANNING LANE                  7.625          4,950.89         47
                                       7.375          4,950.89    1,135,000.00
    DALLAS           TX   75220          1            06/02/00         00
    2000008774                           05           08/01/00          0
    2000008774                           O            07/01/15
    0


    3766413          943/943             F          275,000.00         ZZ
                                         180        273,422.78          1
    ROUTE 1 BOX 122                    8.125          2,647.93         65
                                       7.875          2,647.93      427,500.00
    DE KALB          TX   75559          2            06/19/00         00
    2000008779                           05           08/01/00          0
    2000008779                           O            07/01/15
    0


    3766414          943/943             F          450,000.00         ZZ
                                         180        447,243.49          1
    15941 OVERVIEW ROAD                7.375          4,139.66         63
                                       7.125          4,139.66      715,000.00
    POWAY            CA   92064          1            06/15/00         00
    2000009001                           05           08/01/00          0
    2000009001                           O            07/01/15
    0


    3766415          943/943             F          450,000.00         ZZ
                                         180        447,503.53          1
    5 THREE PONDS LANE                 8.500          4,431.33         55
                                       8.250          4,431.33      825,000.00
    NEWTOWN          PA   18940          1            06/28/00         00
    2000009281                           03           08/01/00          0
    2000009281                           O            07/01/15
    0


    3766416          943/943             F          389,500.00         ZZ
                                         180        388,447.24          1
    6 LALLI DRIVE                      8.750          3,892.86         80
                                       8.500          3,892.86      486,900.00
    KATONAH          NY   10536          1            07/14/00         00
    2000010408                           05           09/01/00          0
    2000010408                           O            08/01/15
    0
1




    3766417          943/943             F          700,000.00         ZZ
                                         180        700,000.00          1
    209 BRUSHY RIDGE RD                7.875          6,639.15         51
                                       7.625          6,639.15    1,395,000.00
    NEW CANAAN       CT   06840          1            08/09/00         00
    2000010853                           05           10/01/00          0
    2000010853                           O            09/01/15
    0


    3766418          943/943             F          282,400.00         ZZ
                                         180        280,707.50          1
    7 CAPE JASMINE PLACE               7.625          2,637.99         61
                                       7.375          2,637.99      467,400.00
    THE WOODLAN      TX   77381          1            06/12/00         00
    2000010905                           03           08/01/00          0
    2000010905                           O            07/01/15
    0


    3766419          943/943             F          280,000.00         ZZ
                                         180        279,208.60          1
    4 RIDGE FARM ROAD                  8.250          2,716.40         29
                                       8.000          2,716.40      980,000.00
    BURR RIDGE       IL   60521          1            07/14/00         00
    2000011335                           05           09/01/00          0
    2000011335                           O            08/01/15
    0


    3766420          943/943             F          374,500.00         ZZ
                                         180        373,453.23          1
    2300 RIVER LANE TERRACE            8.375          3,660.47         70
                                       8.125          3,660.47      535,000.00
    FORT LAUDER      FL   33312          1            07/07/00         00
    2000012132                           03           09/01/00          0
    2000012132                           O            08/01/15
    0


    3766421          943/943             F          413,200.00         ZZ
                                         180        412,032.13          1
    153 S BEACHWOOD DR                 8.250          4,008.62         40
                                       8.000          4,008.62    1,038,000.00
    LOS ANGELES      CA   90004          5            07/26/00         00
    2000012870                           05           09/01/00          0
    2000012870                           O            08/01/15
    0


    3766422          943/943             F          700,000.00         ZZ
                                         180        700,000.00          1
1


    5 N 791 ROCHEFORT                  8.250          6,790.99         63
                                       8.000          6,790.99    1,119,000.00
    WAYNE            IL   60184          1            08/17/00         00
    2000017090                           05           10/01/00          0
    2000017090                           O            09/01/15
    0


    3766423          943/943             F          366,000.00         ZZ
                                         180        366,000.00          1
    26810 W 108TH ST                   8.250          3,550.72         67
                                       8.000          3,550.72      548,000.00
    OLATHE           KS   66061          2            08/25/00         00
    2000017743                           03           10/01/00          0
    2000017743                           O            09/01/15
    0


    3766424          943/943             F          345,000.00         ZZ
                                         180        343,043.09          1
    1912 ANDREA DRIVE                  8.250          3,346.98         71
                                       8.000          3,346.98      490,000.00
    JEFFERSON C      MO   65101          2            06/29/00         00
    9080046558                           05           08/01/00          0
    9080046558                           O            07/01/15
    0


    3766425          943/943             F          276,180.00         ZZ
                                         180        271,750.96          1
    7115 HAMPTON COURT                 8.125          2,659.29         90
                                       7.875          2,659.29      306,867.00
    SPRING           TX   77389          1            06/25/99         11
    9080051184                           05           05/01/00         12
    9080051184                           O            04/01/15
    0


    3766428          943/943             F          350,000.00         ZZ
                                         180        345,731.98          1
    2386 DAISY LANE                    7.500          3,244.54         78
                                       7.250          3,244.54      452,000.00
    GOLDEN           CO   80401          2            04/20/00         00
    9080054701                           03           06/01/00          0
    9080054701                           O            05/01/15
    0


    3766430          943/943             F          361,600.00         ZZ
                                         180        358,924.07          1
    7168 JOHNSON CIRCLE                8.125          3,481.78         80
                                       7.875          3,481.78      452,000.00
    NIWOT            CO   80503          1            06/05/00         00
    9080055193                           05           08/01/00          0
1


    9080055193                           O            07/01/15
    0


    3766431          943/943             F          410,000.00         ZZ
                                         180        405,213.04          1
    LOT 3 EVENTIDE P.D.                8.000          3,918.17         64
                                       7.750          3,918.17      650,000.00
    MEMPHIS          TN   38120          2            04/17/00         00
    9080058304                           03           06/01/00          0
    9080058304                           O            05/01/15
    0


    3766432          943/943             F          305,000.00         ZZ
                                         180        301,320.85          1
    532 PACHECO STREET                 7.625          2,849.10         49
                                       7.375          2,849.10      630,000.00
    SAN FRANCIS      CA   94116          5            04/19/00         00
    9080058779                           05           06/01/00          0
    9080058779                           O            05/01/15
    0


    3766433          943/943             F          345,000.00         ZZ
                                         180        341,610.14          1
    1648 REFLECTIONS TRAIL             8.125          3,321.94         80
                                       7.875          3,321.94      435,000.00
    POWDER SPRINGS   GA   30127          2            05/31/00         00
    9080058783                           05           07/01/00          0
    9080058783                           O            06/01/15
    0


    3766434          943/943             F          295,000.00         ZZ
                                         180        292,310.48          1
    3062 STEEPLEGATE COVE              7.500          2,734.69         75
                                       7.250          2,734.69      398,500.00
    GERMANTOWN       TN   38139          1            05/26/00         00
    9080059334                           05           07/01/00          0
    9080059334                           O            06/01/15
    0


    3766435          943/943             F          305,900.00         ZZ
                                         180        303,170.57          1
    2376 DUNWOODY HOLLOW DR            7.750          2,879.36         80
                                       7.500          2,879.36      382,400.00
    DUNWOODY         GA   30360          1            05/15/00         00
    9080059950                           03           07/01/00          0
    9080059950                           O            06/01/15
    0


1


    3766436          943/943             F          300,000.00         ZZ
                                         180        297,410.34          1
    645 BROADWAY                       8.125          2,888.65         80
                                       7.875          2,888.65      375,000.00
    COLUMBUS         GA   31901          2            05/04/00         00
    9080059980                           05           07/01/00          0
    9080059980                           O            06/01/15
    0


    3766437          943/943             F          500,000.00         ZZ
                                         180        495,588.17          1
    2151 CAMINO PABLO                  7.875          4,742.25         28
                                       7.625          4,742.25    1,800,000.00
    MORAGA           CA   94556          5            05/18/00         00
    9080060520                           05           07/01/00          0
    9080060520                           O            06/01/15
    0


    3766438          943/943             F          384,000.00         ZZ
                                         180        380,648.65          1
    9 DOVE TREE LANE                   8.000          3,669.70         80
                                       7.750          3,669.70      480,000.00
    JONESBOROUG      TN   37659          1            05/26/00         00
    9080060783                           05           07/01/00          0
    9080060783                           O            06/01/15
    0


    3766439          943/943             F          308,000.00         ZZ
                                         180        306,252.98          1
    215 LAME HORSE RD                  8.250          2,988.04         80
                                       8.000          2,988.04      385,000.00
    COLUMBIA         SC   29223          1            06/27/00         00
    9080061195                           05           08/01/00          0
    9080061195                           O            07/01/15
    0


    3766440          943/943             F          432,000.00         ZZ
                                         180        428,311.74          1
    454 GARFIELD STREET                8.250          4,191.01         80
                                       8.000          4,191.01      540,000.00
    DENVER           CO   80206          1            05/31/00         00
    9080061540                           05           07/01/00          0
    9080061540                           O            06/01/15
    0


    3766442          943/943             F          300,000.00         ZZ
                                         180        297,576.80          1
    16457 SE 63RD PLACE                8.875          3,020.54         53
                                       8.625          3,020.54      568,500.00
1


    BELLEVUE         WA   98006          1            05/25/00         00
    9080063261                           03           07/01/00          0
    9080063261                           O            06/01/15
    0


    3766443          943/943             F          370,000.00         ZZ
                                         180        366,735.30          1
    809 CARRIAGE WAY                   7.875          3,509.26         62
                                       7.625          3,509.26      600,000.00
    DEERFIELD        IL   60015          2            05/06/00         00
    9080063285                           05           07/01/00          0
    9080063285                           O            06/01/15
    0


    3766444          943/943             F          378,000.00         ZZ
                                         180        376,978.33          1
    6207 WINDEMERE POINTE              8.750          3,777.92         72
                                       8.500          3,777.92      528,900.00
    BRIGHTON         MI   48116          1            07/18/00         00
    9080063744                           01           09/01/00          0
    9080063744                           O            08/01/15
    0


    3766445          943/943             F          385,000.00         ZZ
                                         180        382,864.10          1
    641 EAST 9TH STREET                8.500          3,791.25         76
                                       8.250          3,791.25      510,000.00
    HOUSTON          TX   77007          1            06/15/00         00
    9080063779                           05           08/01/00          0
    9080063779                           O            07/01/15
    0


    3766446          943/943             F          700,000.00         ZZ
                                         180        696,116.55          1
    2016 MAR VISTA AVE                 8.500          6,893.18         77
                                       8.250          6,893.18      915,000.00
    ALTADENA         CA   91001          1            06/15/00         00
    9080064322                           05           08/01/00          0
    9080064322                           O            07/01/15
    0


    3766447          943/943             F          592,000.00         ZZ
                                         180        590,326.76          1
    2105 LONGLEAF TRAIL                8.250          5,743.24         80
                                       8.000          5,743.24      740,000.00
    BIRMINGHAM       AL   35243          1            07/06/00         00
    9080064433                           03           09/01/00          0
    9080064433                           O            08/01/15
    0
1




    3766449          943/943             F          319,900.00         ZZ
                                         180        318,085.42          1
    6024 2ND ST NORTH                  8.250          3,103.48         77
                                       8.000          3,103.48      419,900.00
    ARLINGTON        VA   22203          1            06/29/00         00
    9080066204                           03           08/01/00          0
    9080066204                           O            07/01/15
    0


    3766450          943/943             F          320,000.00         ZZ
                                         180        319,064.96          1
    715 PALM BLVD                      7.875          3,035.04         50
                                       7.625          3,035.04      650,000.00
    ISLE OF PAL      SC   29451          5            07/14/00         00
    9080066221                           05           09/01/00          0
    9080066221                           O            08/01/15
    0


    3766452          943/943             F          700,000.00         ZZ
                                         180        697,931.90          1
    10904 PINEY MEETING HOUSE ROA      7.750          6,588.94         70
                                       7.500          6,588.94    1,010,559.00
    POTOMAC          MD   20854          1            07/28/00         00
    9080069209                           03           09/01/00          0
    9080069209                           O            08/01/15
    0


    3766453          943/943             F          320,800.00         ZZ
                                         180        320,800.00          1
    8401 AL HWY 9 SOUTH                8.375          3,135.59         80
                                       8.125          3,135.59      402,000.00
    CENTRE           AL   35960          2            08/04/00         00
    9080069235                           05           10/01/00          0
    9080069235                           O            09/01/15
    0


    3766455          943/943             F          385,000.00         ZZ
                                         180        383,837.25          1
    7 LOST SPRINGS WAY                 7.500          3,569.00         61
                                       7.250          3,569.00      635,000.00
    ORMOND BEACH     FL   32174          1            07/27/00         00
    9080069721                           03           09/01/00          0
    9080069721                           O            08/01/15
    0


    3766456          943/943             F          512,000.00         ZZ
                                         180        510,513.33          1
1


    845 PLYMOUTH RD                    8.000          4,892.94         80
                                       7.750          4,892.94      640,000.00
    SAN MARINO       CA   91108          1            07/21/00         00
    9080070163                           05           09/01/00          0
    9080070163                           O            08/01/15
    0


    3766457          943/943             F          567,000.00         ZZ
                                         180        561,445.82          1
    2209 HAMPTON AVENUE                7.625          5,296.52         57
                                       7.375          5,296.52      995,000.00
    NASHVILLE        TN   37215          1            07/31/00         00
    9080070210                           05           09/01/00          0
    9080070210                           O            08/01/15
    0


    3766458          943/943             F          270,000.00         ZZ
                                         180        268,535.14          1
    4 RIDERS RUN RD                    8.750          2,698.52         74
                                       8.500          2,698.52      367,000.00
    NEWTOWN SQUARE   PA   19073          1            06/16/00         00
    9090000393                           03           08/01/00          0
    9090000393                           O            07/01/15
    0


    3766459          943/943             F          320,000.00         ZZ
                                         180        320,000.00          1
    21 SPRAIN VALLEY ROAD              8.250          3,104.45         64
                                       8.000          3,104.45      505,000.00
    GREENBURGH       NY   10583          1            08/17/00         00
    9090005576                           05           10/01/00          0
    9090005576                           O            09/01/15
    0


    3766460          943/943             F          352,500.00         ZZ
                                         180        350,587.56          1
    331 SAUSALITO BLVD                 8.750          3,523.06         50
                                       8.500          3,523.06      710,000.00
    SAUSALITO        CA   94965          2            06/05/00         00
    9090006657                           01           08/01/00          0
    9090006657                           O            07/01/15
    0


    3766461          943/943             F          515,000.00         ZZ
                                         180        512,078.79          1
    375 WEST CAMINO REAL AVENUE        8.250          4,996.23         80
                                       8.000          4,996.23      643,888.00
    ARCADIA          CA   91006          1            06/22/00         00
    9090007262                           05           08/01/00          0
1


    9090007262                           O            07/01/15
    0


    3766462          943/943             F          688,000.00         ZZ
                                         180        688,000.00          1
    1625 N HERMITAGE                   8.250          6,674.57         80
                                       8.000          6,674.57      860,000.00
    CHICAGO          IL   60647          1            08/07/00         00
    9090008398                           05           10/01/00          0
    9090008398                           O            09/01/15
    0


    3766463          943/943             F          332,000.00         ZZ
                                         180        331,102.66          1
    109 JOSEPH STREET                  8.750          3,318.17         80
                                       8.500          3,318.17      415,000.00
    NEW HYDE PARK    NY   11040          1            07/13/00         00
    9090008928                           05           09/01/00          0
    9090008928                           O            08/01/15
    0


    3766464          943/943             F          286,400.00         ZZ
                                         180        285,563.13          1
    1128 BRAMFORD COURT                7.875          2,716.37         80
                                       7.625          2,716.37      358,000.00
    DIAMOND BAR      CA   91765          1            07/26/00         00
    9090010358                           05           09/01/00          0
    9090010358                           O            08/01/15
    0


    3766465          943/943             F          650,000.00         ZZ
                                         180        650,000.00          1
    28 WESTMERE AVENUE                 7.625          6,071.85         51
                                       7.375          6,071.85    1,280,000.00
    NORWALK          CT   06853          1            08/02/00         00
    9090011354                           05           10/01/00          0
    9090011354                           O            09/01/15
    0


    3766466          943/943             F          580,000.00         ZZ
                                         180        580,000.00          1
    2602 26TH STREET                   7.875          5,501.01         80
                                       7.625          5,501.01      725,000.00
    SANTA MONICA     CA   90405          1            08/10/00         00
    9090012295                           05           10/01/00          0
    9090012295                           O            09/01/15
    0


1


    3766467          943/943             F          280,000.00         ZZ
                                         180        280,000.00          1
    2251 PEELER ROAD                   7.250          2,556.02         80
                                       7.000          2,556.02      350,000.00
    ATLANTA          GA   30338          1            08/18/00         00
    9090012701                           05           10/01/00          0
    9090012701                           O            09/01/15
    0


    3766468          943/943             F          430,000.00         ZZ
                                         180        430,000.00          1
    1026 CRAIG DRIVE                   7.500          3,986.16         67
                                       7.250          3,986.16      650,000.00
    SAN JOSE         CA   95129          1            08/21/00         00
    9090013059                           05           10/01/00          0
    9090013059                           O            09/01/15
    0


    3766471          943/943             F          260,000.00         ZZ
                                         180        260,000.00          1
    6458 NW 113 PLACE                  8.500          2,560.33         58
                                       8.250          2,560.33      450,000.00
    MIAMI            FL   33178          5            08/09/00         00
    9542400745                           03           10/01/00          0
    9542400745                           O            09/01/15
    0

   TOTAL NUMBER OF LOANS   :        552

   TOTAL ORIGINAL BALANCE  :   206,841,747.19

   TOTAL PRINCIPAL BALANCE :   204,494,423.76

   TOTAL ORIGINAL P+I      :     1,988,696.03

   TOTAL CURRENT P+I       :     1,988,696.03


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO


                         SCHEDULE OF DISCOUNT FRACTIONS


Loan Number     Current Balance Net Mortgage Rate  Discount Fraction  PO Balance
1994287 "$84,024.97 "   0.06095 0.159310345     "$13,386.05 "
1994248 "$474,332.71 "  0.0622  0.142068966     "$67,387.96 "
3587063 "$438,960.30 "  0.0647  0.107586207     "$47,226.07 "
1996590 "$418,702.91 "  0.0647  0.107586207     "$45,046.66 "
2767791 "$779,458.42 "  0.0647  0.107586207     "$83,858.97 "
3218520 "$120,838.59 "  0.06595 0.090344828     "$10,917.14 "
3547253 "$299,597.36 "  0.06595 0.090344828     "$27,067.07 "
3558193 "$384,312.94 "  0.06845 0.055862069     "$21,468.52 "
3544627 "$292,352.48 "  0.06845 0.055862069     "$16,331.41 "
3544562 "$270,559.21 "  0.06845 0.055862069     "$15,114.00 "
1994382 "$481,039.74 "  0.06845 0.055862069     "$26,871.88 "
3544361 "$297,204.91 "  0.0697  0.03862069      "$11,478.26 "
2814143 "$571,010.99 "  0.0697  0.03862069      "$22,052.84 "
3766467 "$280,000.00 "  0.0697  0.03862069      "$10,813.79 "
3548670 "$377,646.82 "  0.0697  0.03862069      "$14,584.98 "
3544511 "$349,860.27 "  0.07095 0.02137931      "$7,479.77 "
3544508 "$284,747.31 "  0.07095 0.02137931      "$6,087.70 "
1979566 "$344,276.34 "  0.07095 0.02137931      "$7,360.39 "
3544467 "$307,177.70 "  0.07095 0.02137931      "$6,567.25 "
3544512 "$266,186.13 "  0.07095 0.02137931      "$5,690.88 "
3542437 "$296,302.01 "  0.07095 0.02137931      "$6,334.73 "
2930483 "$444,467.46 "  0.07095 0.02137931      "$9,502.41 "
3544442 "$265,531.54 "  0.07095 0.02137931      "$5,676.88 "
3684689 "$623,091.62 "  0.07095 0.02137931      "$13,321.27 "
3766414 "$447,243.49 "  0.07095 0.02137931      "$9,561.76 "
3766455 "$383,837.25 "  0.0722  0.004137931     "$1,588.29 "
3766434 "$292,310.48 "  0.0722  0.004137931     "$1,209.56 "
3766428 "$345,731.98 "  0.0722  0.004137931     "$1,430.62 "
1996264 "$348,942.96 "  0.0722  0.004137931     "$1,443.90 "
1997192 "$299,093.96 "  0.0722  0.004137931     "$1,237.63 "
3759779 "$249,283.86 "  0.0722  0.004137931     "$1,031.52 "
3759774 "$448,640.94 "  0.0722  0.004137931     "$1,856.45 "
3754934 "$472,000.00 "  0.0722  0.004137931     "$1,953.10 "
3194583 "$46,397.51 "   0.0722  0.004137931     $191.99
3544580 "$644,073.87 "  0.0722  0.004137931     "$2,665.13 "
3544360 "$345,732.00 "  0.0722  0.004137931     "$1,430.62 "
3766468 "$430,000.00 "  0.0722  0.004137931     "$1,779.31 "
3592672 "$297,088.91 "  0.0722  0.004137931     "$1,229.33 "
3544412 "$341,190.01 "  0.0722  0.004137931     "$1,411.82 "
3544432 "$354,495.37 "  0.0722  0.004137931     "$1,466.88 "
3592671 "$596,364.51 "  0.0722  0.004137931     "$2,467.72 "
3544444 "$431,696.66 "  0.0722  0.004137931     "$1,786.33 "
3544462 "$270,255.56 "  0.0722  0.004137931     "$1,118.30 "
3592669 "$407,118.17 "  0.0722  0.004137931     "$1,684.63 "
3544628 "$487,409.75 "  0.0722  0.004137931     "$2,016.87 "
3544624 "$400,549.12 "  0.0722  0.004137931     "$1,657.44 "
3544622 "$339,405.76 "  0.0722  0.004137931     "$1,404.44 "
3544592 "$474,146.77 "  0.0722  0.004137931     "$1,961.99 "
3631451 "$372,727.82 "  0.0722  0.004137931     "$1,542.32 "

49      "$18,277,419.44 "               3.00236482%     "$548,754.81 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

          (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

          (iv) the  amount of any  Advance by the Master  Servicer  pursuant  to
     Section 4.04;

               (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

          (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30- 59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

          (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such  Distribution
        Date  and  the   Pass-Through   Rate  with  respect  to  the  Class  A-V
        Certificates and each Subclass, if any, thereof;

               (xiii) [RESERVED];

               (xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xv)   the occurrence of the Credit Support Depletion Date;

          (xvi)  the  related   Senior   Accelerated   Distribution   Percentage
     applicable to such distribution;

          (xvii) the related Senior Percentage for such Distribution Date;

          (xviii)the aggregate amount of Realized Losses for such Distribution Date;

          (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

               (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF SEPTEMBER 1, 2000




                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT




                          Dated as of September 1, 2000



                 Residential Funding Mortgage Securities I, Inc.




                       Mortgage Pass-Through Certificates



                                TABLE OF CONTENTS

                                                                                          Page


                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01  Definitions............................................................1
        Section 1.02  Use of Words and Phrases..............................................29

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01  Conveyance of Mortgage Loans..........................................30
        Section 2.02  Acceptance by Trustee.................................................35
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................37
        Section 2.04  Representations and Warranties of Sellers.............................39

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS
        Section 3.01  Master Servicer to Act as Servicer....................................41
        Section 3.02  Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' and Sellers' Obligations.................42
        Section 3.03  Successor Subservicers................................................43
        Section 3.04  Liability of the Master Servicer......................................44
        Section 3.05  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................44
        Section 3.06  Assumption or Termination of Subservicing Agreements by Trustee.......44
        Section 3.07  Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                      Account...............................................................45
        Section 3.08  Subservicing Accounts; Servicing Accounts.............................47
        Section 3.09  Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................49
        Section 3.10  Permitted Withdrawals from the Custodial Account......................49
        Section 3.11  Maintenance of the Primary Insurance Policies; Collections Thereunder
                       .....................................................................51
        Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....52
        Section 3.13  Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................53
        Section 3.14  Realization Upon Defaulted Mortgage Loans.............................55
        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.......................58
        Section 3.16  Servicing and Other Compensation; Compensating Interest...............60


                                              i




        Section 3.17  Reports to the Trustee and the Company................................61
        Section 3.18  Annual Statement as to Compliance.....................................61
        Section 3.19  Annual Independent Public Accountants' Servicing Report...............61
        Section 3.20  Rights of the Company in Respect of the Master Servicer...............62
        Section 3.21  Administration of Buydown Funds.......................................62

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01  Certificate Account...................................................63
        Section 4.02  Distributions.........................................................63
        Section 4.03  Statements to Certificateholders......................................63
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                       Master Servicer......................................................64
        Section 4.05  Allocation of Realized Losses.........................................66
        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.........66
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.........................66
        Section 4.08  Surety Bond...........................................................66

                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01  The Certificates......................................................67
        Section 5.02  Registration of Transfer and Exchange of Certificates.................69
        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.....................74
        Section 5.04  Persons Deemed Owners.................................................75
        Section 5.05  Appointment of Paying Agent...........................................75
        Section 5.06  Optional Purchase of Certificates.....................................75

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER
        Section 6.01  Respective Liabilities of the Company and the Master Servicer.........77
        Section 6.02  Merger or Consolidation of the Company or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer.................77
        Section 6.03  Limitation on Liability of the Company, the Master Servicer and Others
                       .....................................................................78
        Section 6.04  Company and Master Servicer Not to Resign.............................79

                                         ARTICLE VII

                                           DEFAULT
        Section 7.01  Events of Default.....................................................79
        Section 7.02  Trustee or Company to Act; Appointment of Successor...................81
        Section 7.03  Notification to Certificateholders....................................82
        Section 7.04  Waiver of Events of Default...........................................83


                                              ii





                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01  Duties of Trustee.....................................................83
        Section 8.02  Certain Matters Affecting the Trustee.................................85
        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.................86
        Section 8.04  Trustee May Own Certificates..........................................87
        Section 8.05  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification...87
        Section 8.06  Eligibility Requirements for Trustee..................................88
        Section 8.07  Resignation and Removal of the Trustee................................88
        Section 8.08  Successor Trustee.....................................................89
        Section 8.09  Merger or Consolidation of Trustee....................................89
        Section 8.10  Appointment of Co-Trustee or Separate Trustee.........................90
        Section 8.11  Appointment of Custodians.............................................91
        Section 8.12  Appointment of Office or Agency.......................................91

                                          ARTICLE IX

                                         TERMINATION
        Section 9.01  Termination Upon Purchase by the Master Servicer or the Company or
                       Liquidation of All Mortgage Loans....................................91
        Section 9.02  Additional Termination Requirements...................................94
        Section 9.03  Termination of Multiple REMICs........................................94

                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01 REMIC Administration..................................................94
        Section 10.02 Master Servicer, REMIC Administrator and Trustee Indemnification......98
        Section 10.03 Designation of REMIC(s)...............................................99

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01 Amendment.............................................................99
        Section 11.02 Recordation of Agreement; Counterparts...............................101
        Section 11.03 Limitation on Rights of Certificateholders...........................102
        Section 11.04 Governing Law........................................................102
        Section 11.05 Notices..............................................................103
        Section 11.06 Required Notices to Rating Agency and Subservicer....................103
        Section 11.07 Severability of Provisions...........................................103
        Section 11.08 Supplemental Provisions for Resecuritization.........................104
        Section 11.09 Allocation of Voting Rights..........................................103
         Section 11.10 No Petition.........................................................103



                                             iii







EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H-1:   Form of Investor Representation Letter
Exhibit H-2:   Form of ERISA Representation Letter
Exhibit H-3:   Form of ERISA Legend
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form



        This is the Standard Terms of Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard

               Losses,   Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and
               Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section
3.16(e) is less than  Prepayment  Interest  Shortfalls  incurred on the Mortgage
Loans in the related Prepayment Period, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

          1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

          2.   by military, naval or air forces; or

          3.   by an agent of any such government, power, authority or forces;

     (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        FHLMC:   Federal   Home   Loan   Mortgage   Corporation,   a   corporate
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

     Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof,

(ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

     Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation

Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO

Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and

        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

          (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the

Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

          (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

        (v)    all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01  Conveyance of Mortgage Loans.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

        (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                      (iv) The original  recorded  assignment or  assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

               and (II) with respect to each Cooperative Loan so assigned:

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii)  A  counterpart  of the  Cooperative  Lease  and  the
               Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                      (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                    (iv) The original  recognition  agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                      (v)    The Security Agreement;

                      (vi) Copies of the original UCC-1 financing statement, and any  continuation  statements,  filed by the  originator  of such
               Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                      (ix)  The  original  of  each   modification,   assumption
               agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                      (x) An  executed  UCC-1  financing  statement  showing the
               Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of  delivering  the  documents set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section  2.01(b)(I)(iv) and (v) and Section  (b)(II)(ii),  (iv), (vii), (ix) and
(x) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (d) In connection with any Mortgage Loan, if the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

        Any of the  items  set  forth  in  Sections  2.01(b)(I)(iv)  and (v) and
(II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, on or prior to the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE
NUMBER]" in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, goods, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        Section 2.02  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in

Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master  Servicer is a corporation  duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution  and delivery of this  Agreement by the
               Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The  Master  Servicer  will  comply  in all  material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

        Section 2.04  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the

Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

          Section 2.05 Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I

               As provided in Section 2.05 of the Series Supplement.

        Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee

               As provided in Section 2.06 of the Series Supplement.

        Section 2.07  Issuance of Certificates Evidencing Interests in REMIC II

               As provided in Section 2.07 of the Series Supplement.

        Section 2.08  Negative Covenants of the Trust Fund

               As provided in Section 2.08 of the Series Supplement.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        Section 3.01  Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re- recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with
Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related

Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in
Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

        Section 3.03  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor
Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

  Section 3.06  Assumption or Termination of Subservicing Agreements by Trustee.

        (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master

Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining

Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (ii) All  payments on account of interest at the  Adjusted
               Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                    (iii) Insurance  Proceeds and  Liquidation  Proceeds (net of
               any related expenses of the Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                    (v) Any amounts required to be deposited pursuant to Section
               3.07(c) or 3.21;

                    (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

                    (vii) Any amounts  realized by the  Subservicer and received by the Master  Servicer in respect of any Additional  Collateral;
               and

                    (viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08  Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10  Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make  deposits  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse  itself or the related  Subservicer  for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
               otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
               (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a
               Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing  compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                      (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse  itself or the related  Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

                      (viii) to  reimburse  itself or the Company  for  expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                      (ix) to reimburse itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                      (x) to  withdraw  any amount  deposited  in the  Custodial
               Account that was not required to be deposited therein pursuant to
               Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related

Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

     Section 3.11 Maintenance of the Primary Insurance Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the

Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

     Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the

Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section  3.13   Enforcement   of   Due-on-Sale   Clauses;   Assumption  and
          Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the  Master  Servicer  shall  not be  deemed  to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the

Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial

Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

        Section 3.17 Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20 Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21  Administration of Buydown Funds.

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that
(i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        Section 4.02  Distributions.

        As provided in Section 4.02 of the Series Supplement.

        Section 4.03  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more

Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master

Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section 4.05  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

     Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

        Section 4.08  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

        Section 5.01  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02  Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) (i) In the case of any Senior Support, Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Senior Support, Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H-1 (with respect to any Class B Certificate), Exhibit H-2 (with respect to any Senior Support Certificate or Class M Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Senior Support, Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                      (ii) Notwithstanding the foregoing,  an Opinion of Counsel or certification will not be required with respect to the transfer of any Senior Support Certificate or Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Senior Support Certificate or Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Senior Support Certificate or Class M Certificate, a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any  Senior  Support  Certificate  or Class M
               Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or
               (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such
               Transfer of such Senior Support Certificate or Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B)   Any   purported   Certificate   Owner   whose
                      acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                             (A) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                             (B) In connection with any proposed Transfer of any
                      Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
                      (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                             (D) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                             (E) Each Person  holding or  acquiring an Ownership
                      Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (ii) The Trustee will register the Transfer of any Class R
               Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                      (iii) (A) If any Disqualified  Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations
               Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any  purported  Transferee  shall  become  a
                      Holder  of a  Class  R  Certificate  in  violation  of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
                      (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (iv) The Master Servicer, on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                             (A) written notification from each Rating Agency to
                      the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                             (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section 5.05  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

        Section 5.06  Optional Purchase of Certificates.

        (a) On any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate

Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                      (i) the  Distribution  Date  upon  which  purchase  of the
               Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the purchase price therefor, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

        (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

                                          ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

     Section 6.01 Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Senior,

Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section 7.01  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (i) the Master  Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                      (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy)
               after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                      (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iv) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                      (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) the Master Servicer shall notify the Trustee pursuant
               to  Section   4.04(b)  that  it  is  unable  to  deposit  in  the
               Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

        Section 7.02  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        Section 7.04  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        Section 8.01  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The  Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The  Trustee  shall not be  personally  liable  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee  shall not be charged  with  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                      (v) Except to the extent  provided  in  Section  7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02  Certain Matters Affecting the Trustee.

        (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult  with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage

               Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R
               Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        Section 8.04  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section  8.05  Master   Servicer  to  Pay  Trustee's   Fees  and  Expenses;
          Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining  control over its own defense,  the
               Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

        Section 8.06  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07 Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 8.09  Merger or Consolidation of Trustee.
                      ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10 Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

        Section 8.12  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

        Section 9.01 Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final  payment  or other  liquidation
               (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                    (ii) the  purchase by the Master  Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the

               Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid
               principal   balance,   the  fair  market  value  of  the  related
               underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

        (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the  anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the amount of any such final payment, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

        (c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        Section 9.02  Additional Termination Requirements.

        (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

                      (ii) The Master  Servicer  shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

        Section 9.03 Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                    ARTICLE X

                                REMIC PROVISIONS

        Section 10.01 REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master

Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section
860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               Section 10.02 Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

        Section 10.03 Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        Section 11.01 Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                      (i)    to cure any ambiguity,

                      (ii) to correct or  supplement  any  provisions  herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing  and/or  nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
               (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
               (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
               Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                      (vi) to make any other  provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

               (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02 Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03 Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04 Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05 Notices.

        As provided in Section 11.05 of the Series Supplement.

        Section 11.06 Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a)    a material change or amendment to this Agreement,

        (b)    the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i)    the occurrence of the Final Distribution Date, and

        (j)    the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 11.07 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08 Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

        Section 11.09 Allocation of Voting Rights

               As provided in Section 11.09 of the Series Supplement.

        Section 11.10 No Petition

               As provided in Section 11.10 of the Series Supplement.